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                                CREDIT AGREEMENT

                                      Among

                              E-P ACQUISITION, INC.
                           (to be merged with and into
                         EAGLE-PICHER INDUSTRIES, INC.)

                                 VARIOUS LENDERS
                         FROM TIME TO TIME PARTY HERETO

                               ABN AMRO BANK N.V.,
                                    as Agent

                         PNC BANK, NATIONAL ASSOCIATION,
                             as Documentation Agent

                                       And

                           DLJ CAPITAL FUNDING, INC.,
                              as Syndication Agent

                           --------------------------

                          Dated as of February 19, 1998

                           --------------------------


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                                TABLE OF CONTENTS

SECTION                                   HEADING                                               PAGE

Parties...........................................................................................1

SECTION 1.    AMOUNT AND TERMS OF CREDIT..........................................................1

   Section 1.01.  The Commitments.................................................................1
        Section 1.01.01.   Term Loans and Revolving Credit........................................1
        Section 1.01.02.   Swingline Loans........................................................3
        Section 1.01.03.   Mandatory Borrowing....................................................3

   Section 1.02.  Minimum Borrowing Amount, Etc...................................................4
   Section 1.03.  Notice of Borrowing.............................................................4
   Section 1.04.  Disbursement of Funds...........................................................5
   Section 1.05.  Notes...........................................................................6
   Section 1.06.  Conversions.....................................................................7
   Section 1.07.  Pro Rata Borrowings.............................................................8
   Section 1.08.  Interest........................................................................8
   Section 1.09.  Interest Periods................................................................9
   Section 1.10.  Increased Costs, Illegality, Etc...............................................10
   Section 1.11.  Compensation...................................................................12
   Section 1.12.  Change of Lending Office.......................................................13
   Section 1.13.  Replacement of Lenders.........................................................13

SECTION 2.    LETTERS OF CREDIT..................................................................14

   Section 2.01.  Letters of Credit..............................................................14
   Section 2.02.  Minimum Stated Amount..........................................................16
   Section 2.03.  Letter of Credit Requests......................................................16
   Section 2.04.  Letter of Credit Participations................................................16
   Section 2.05.  Agreement to Repay Letter of Credit Drawings...................................18
   Section 2.06.  Increased Costs................................................................19

SECTION 3.    FEES; COMMITMENTS..................................................................20

   Section 3.01.  Fees...........................................................................20
   Section 3.02.  Voluntary Reduction of Commitments.............................................21
   Section 3.03.  Mandatory Adjustments of Commitments, Etc......................................21

SECTION 4.    PREPAYMENTS; PAYMENTS..............................................................22
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
   Section 4.01.  Voluntary Prepayments..........................................................22
   Section 4.02.  Mandatory Prepayments and Repayments...........................................23

        Section 4.02.01.   Mandatory Prepayments and Repayments..................................23
        Section 4.02.02.   Application...........................................................26
        Section 4.02.03.   Waiver of Certain Mandatory Repayments by
                           B Lenders and C Lenders...............................................27

   Section 4.03.  Method and Place of Payment....................................................28
   Section 4.04.  Net Payments...................................................................28
   Section 4.05.  Application After Event of Default.............................................30

SECTION 5.    CONDITIONS PRECEDENT...............................................................31

   Section 5.01.  Conditions to Closing Date and Credit Events on the
                  Closing Date...................................................................31
   Section 5.02.  Conditions to Each Credit Event................................................37
   Section 5.03.  Determinations under Section 5.01..............................................38

SECTION 6.    REPRESENTATIONS, WARRANTIES AND AGREEMENTS.........................................38

   Section 6.01.  Corporate Status...............................................................39
   Section 6.02.  Corporate Power and Authority..................................................39
   Section 6.03.  No Violation...................................................................39
   Section 6.04.  Governmental Approvals.........................................................39
   Section 6.05.  Financial Statements; Financial Condition; Undisclosed
                  Liabilities, etc...............................................................40
   Section 6.06.  Litigation.....................................................................41
   Section 6.07.  True and Complete Disclosure...................................................41
   Section 6.08.  Use of Proceeds; Margin Regulations............................................42
   Section 6.09.  Tax Returns and Payments.......................................................42
   Section 6.10.  Compliance with ERISA..........................................................43
   Section 6.11.  Subsidiaries...................................................................43
   Section 6.12.  Compliance with Statutes, etc..................................................43
   Section 6.13.  Environmental Matters..........................................................44
   Section 6.14.  Investment Company Act.........................................................44
   Section 6.15.  Public Utility Holding Company Act.............................................44
   Section 6.16.  Patents, Licenses, Franchises and Formulas.....................................45
   Section 6.17.  Properties.....................................................................45
   Section 6.18.  Labor Relations................................................................45
   Section 6.19.  Indebtedness...................................................................45
   Section 6.20.  Security Interests.............................................................45
   Section 6.21.  Representations and Warranties in Other Documents..............................46

                                      ii

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

   Section 6.22.  Transaction....................................................................46
   Section 6.23.  Capitalization.................................................................46
   Section 6.24.  Senior Subordinated Notes......................................................47

SECTION 7.    AFFIRMATIVE COVENANTS..............................................................47

   Section 7.01.  Information Covenants..........................................................47
   Section 7.02.  Books, Records and Inspections.................................................50
   Section 7.03.  Maintenance of Property, Insurance, Environmental
                  Matters, etc...................................................................51
   Section 7.04.  Corporate Franchises...........................................................51
   Section 7.05.  Compliance with Statutes, etc..................................................52
   Section 7.06.  ERISA..........................................................................52
   Section 7.07.  Performance of Obligations.....................................................53
   Section 7.08.  Payment of Taxes...............................................................53
   Section 7.09.  Collateral, Additional Security; Further Assurances............................53
   Section 7.10.  Interest Rate Protection.......................................................57
   Section 7.11.  Foreign Subsidiaries Security..................................................57

SECTION 8.    NEGATIVE COVENANTS.................................................................58

   Section 8.01.  Liens..........................................................................58
   Section 8.02.  Consolidation, Merger, Sale of Assets, etc.....................................60
   Section 8.03.  Dividends and Payment under Related Party Agreement............................61
   Section 8.04.  Indebtedness...................................................................61
   Section 8.05.  Advances, Investments and Loans................................................62
   Section 8.06.  Transactions with Affiliates...................................................63
   Section 8.07.  Capital Expenditures...........................................................64
   Section 8.08.  Interest Coverage Ratio........................................................65
   Section 8.09.  Leverage Ratio.................................................................65
   Section 8.10.  Fixed Charge Coverage Ratio....................................................66
   Section 8.11.  Limitation on Voluntary Payments and Modifications of
                  Indebtedness; Modifications of Certificate of
                  Incorporation, By-Laws and Certain Other Agreements;
                  Issuances of Capital Stock; etc................................................66
   Section 8.12.  Limitation on Restrictions on Subsidiary Dividends and
                  Other Distributions............................................................67
   Section 8.13.  Limitation on Issuances of Capital Stock by Subsidiaries.......................67
   Section 8.14.  Limitation on the Creation of Subsidiaries.....................................67
   Section 8.15.  Maintenance of Corporate Separateness; etc.....................................
   Section 8.16.  Business.......................................................................68
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                                      iii

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

SECTION 9.    EVENTS OF DEFAULT..................................................................68

   Section 9.01.  Payments.......................................................................68
   Section 9.02.  Representations, etc...........................................................68
   Section 9.03.  Covenants......................................................................68
   Section 9.04.  Default under Other Agreements.................................................69
   Section 9.05.  Bankruptcy, etc................................................................69
   Section 9.06.  ERISA..........................................................................69
   Section 9.07.  Security Documents.............................................................70
   Section 9.08.  Guaranties.....................................................................70
   Section 9.09.  Judgments......................................................................70
   Section 9.10.  Change in Control..............................................................70
   Section 9.11.  Matters Regarding the Permanent Injunction.....................................70

SECTION 10.   DEFINITIONS AND ACCOUNTING TERMS...................................................71

   Section 10.01. Defined Terms..................................................................71
   Section 10.02. Principles of Construction.....................................................99

SECTION 11.   THE AGENT..........................................................................99

   Section 11.01. Appointment....................................................................99
   Section 11.02. Nature of Duties..............................................................100
   Section 11.03. Lack of Reliance on the Agent.................................................100
   Section 11.04. Certain Rights of the Agent...................................................100
   Section 11.05. Reliance......................................................................101
   Section 11.06. Indemnification...............................................................101
   Section 11.07. The Agents in Their Individual Capacity.......................................101
   Section 11.08. Holders.......................................................................101
   Section 11.09. Resignation or Removal of the Agent...........................................102
   Section 11.10. Release of Collateral.........................................................102

SECTION 12.   MISCELLANEOUS.....................................................................102

   Section 12.01. Payment of Expenses, Etc......................................................102
   Section 12.02. Right of Setoff...............................................................104
   Section 12.03. Notices.......................................................................104
   Section 12.04. Benefit of Agreement, Etc.....................................................105
   Section 12.05. No Waiver; Remedies Cumulative................................................107
   Section 12.06. Payments Pro Rata.............................................................107
   Section 12.07. Calculations; Computations....................................................108
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

   Section 12.08. Governing Law; Submission to Jurisdiction; Venture;
                  Waiver of Jury Trial..........................................................108
   Section 12.09. Counterparts..................................................................110
   Section 12.10. Effectiveness.................................................................110
   Section 12.11. Headings Descriptive..........................................................110
   Section 12.12. Amendment or Waiver; etc......................................................110
   Section 12.13. Survival......................................................................112
   Section 12.14. Domicile of Loans.............................................................112
   Section 12.15. Confidentiality...............................................................112
   Section 12.16. Register......................................................................113
   Section 12.17. Judgment Currency.............................................................113
   Section 12.18. Integration...................................................................114

Signature Page..................................................................................115
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                                      v

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Annex I        Commitment
Annex II       Pricing Grid
Annex III      Credit Party Address

Exhibit A           Notice of Borrowing
Exhibit B-1         A Term Note
Exhibit B-2         B Term Note
Exhibit B-3         C Term Note
Exhibit B-4         Revolving Note
Exhibit B-5         Swingline Note
Exhibit C           Notice of Conversion/Continuation
Exhibit D           Letter of Credit Request
Exhibit E           Section 4.04(b)(ii) Certificate
Exhibit F           Opinion
Exhibit G           Certificate
Exhibit H           Holdings Guaranty
Exhibit I           Subsidiary Guaranty
Exhibit J           Holdings Pledge Agreement
Exhibit K           Borrower and Subsidiary Pledge Agreement
Exhibit L           Security Agreement
Exhibit M           Subordination Agreement
Exhibit N           Assignment and Assumption Agreement
Exhibit O           Surveyor's Certificate

Schedule 2.01       Existing Letters of Credit
Schedule 6.03       Consents Not Obtained
Schedule 6.05       Material Changes
Schedule 6.06       Litigation
Schedule 6.09       Taxes
Schedule 6.10       ERISA
Schedule 6.11       Subsidiary
Schedule 6.13       Environmental Matters
Schedule 6.17       Properties
Schedule 6.19       Existing Indebtedness
Schedule 6.23       Capitalization
Schedule 8.01       Existing Liens
Schedule 8.05       Joint Venture

                                      vi

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

        CREDIT AGREEMENT, dated as of February 19, 1998, among E-P
ACQUISITION, INC., a Delaware corporation (as further defined herein, the "Borrower"), the lenders from time to time party hereto (each a "Lender" and, collectively, the "Lenders"), ABN AMRO BANK N.V., as Agent (in such capacity, the "Agent"), PNC BANK, NATIONAL ASSOCIATION, as Documentation Agent (in such capacity, the "Documentation Agent") and DLJ CAPITAL FUNDING, INC., as
Syndication Agent (in such capacity, the "Syndication Agent"). All capitalized terms used herein shall have the meanings provided in Section 10.

                                   WITNESSETH:

        WHEREAS, the Borrower has requested the Lenders to provide certain term loan facilities and a revolving credit facility (including a sublimit for letters of credit and a sublimit for swingline loans); and

        WHEREAS, the credit facilities shall be used (i) to effectuate the merger of the Borrower with and into Eagle-Picher Industries, Inc., an Ohio corporation ("EPII"), including the repayment of certain existing debt of EPII,
(ii) to pay the transaction costs of such merger and (iii) for general corporate purposes, all as hereinafter more fully set forth; and

        WHEREAS, the Lenders are willing to provide such credit upon the terms and conditions hereinafter set forth;

        NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound thereby, covenant and agree as follows:

SECTION 1. AMOUNT AND TERMS OF CREDIT.

     Section 1.01. The Commitments.

   Section 1.01.01. Term Loans and Revolving Credit. Subject to and upon the terms and conditions herein set forth, each Lender severally agrees to make a loan or loans to the Borrower which loans shall be drawn, to the extent such Lender has a commitment under such Facility, under the A Term Loan Facility, the B Term Loan Facility, the C Term Loan Facility and the Revolving Credit
Facility, as set forth below:

               (a) Each loan under the A Term Loan Facility (each an "A Term
        Loan" and, collectively, the "A Term Loans") (i) shall be made pursuant to a drawing on the Closing Date, (ii) shall be denominated in U.S.
        Dollars, (iii) except as hereinafter provided, shall be made as Base
        Rate Loans or Eurodollar Rate Loans and may, at the option of the Borrower, be maintained as and/or converted into Base Rate Loans or Eurodollar Rate Loans, provided that all A Term Loans made by all Lenders pursuant to the same Borrowing shall, unless otherwise specifically provided herein, consist


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        entirely of A Term Loans of the same Type and (iv) shall not exceed for any Lender at the time of incurrence thereof that aggregate principal amount which equals the A Term Loan Commitment, if any, of such Lender at such time. Once repaid, A Term Loans may not be reborrowed. The aggregate amount of the A Term Loans shall not exceed $100,000,000.

               (b) Each loan under the B Term Loan Facility (each a "B Term
        Loan" and, collectively, the "B Term Loans") (i) shall be made pursuant to a drawing on the Closing Date, (ii) shall be denominated in U.S.
        Dollars, (iii) except as hereinafter provided, shall be made as Base
        Rate Loans or Eurodollar Rate Loans and may, at the option of the Borrower, be maintained as and/or converted into Base Rate Loans or Eurodollar Rate Loans, provided that all B Term Loans made by all Lenders pursuant to the same Borrowing shall, unless otherwise specifically provided herein, consist entirely of B Term Loans of the same Type and (iv) shall not exceed for any Lender at the time of incurrence thereof that aggregate principal amount which equals the B
        Term Loan Commitment, if any, of such Lender at such time. Once repaid, B Term Loans may not be reborrowed. The aggregate amount of the B Term
        Loans shall not exceed $50,000,000.

               (c) Each loan under the C Term Loan Facility (each a "C Term
        Loan" and, collectively, the "C Term Loans") (i) shall be made pursuant to a drawing on the Closing Date, (ii) shall be denominated in U.S.
        Dollars, (iii) except as hereinafter provided, shall be made as Base
        Rate Loans or Eurodollar Rate Loans and may, at the option of the Borrower, be maintained as and/or converted into Base Rate Loans or Eurodollar Rate Loans, provided that all C Term Loans made by all Lenders pursuant to the same Borrowing shall, unless otherwise specifically provided herein, consist entirely of C Term Loans of the same Type and (iv) shall not exceed for any Lender at the time of incurrence thereof that aggregate principal amount which equals the C
        Term Loan Commitment, if any, of such Lender at such time. Once repaid, C Term Loans may not be reborrowed. The aggregate amount of the C Term
        Loans shall not exceed $75,000,000.

               (d) Each loan under the Revolving Credit Facility (each a
        "Revolving Loan" and, collectively, the "Revolving Loans") (i) shall be made at any time and from time to time on or after the Closing Date and prior to the Revolving Loan Maturity Date, (ii) shall be denominated in U.S. Dollars, (iii) except as hereinafter provided, may, at the option of the Borrower, be incurred and maintained as and/or converted into Base Rate Loans or Eurodollar Rate Loans, provided that all Revolving
        Loans made as part of the same Borrowing shall, unless otherwise specifically provided herein, consist of Revolving Loans of the same
        Type, (iv) may be repaid and reborrowed in accordance with the provisions hereof and (v) shall not exceed for any Revolving Lender at any time outstanding that aggregate principal amount which equals such Revolving Lender's Revolving Percentage, if any, of the Total Unutilized
        Revolving Credit Commitment at such time. The Total Revolving Credit
        Commitment on the Closing Date shall be $160,000,000.



                                       2
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   Section 1.01.02. Swingline Loans. Subject to and upon the terms and conditions set forth herein, the Swingline Lender agrees to make, at any time and from time to time on or after the Closing Date and prior to the Swingline
Expiry Date, a loan or loans (each, a "Swingline Loan" and, collectively, the
"Swingline Loans") to the Borrower, which Swingline Loans (i) shall be made and maintained as Base Rate Loans, (ii) shall be denominated in U.S. Dollars, (iii)
may be repaid and reborrowed in accordance with the provisions hereof, (iv)
shall not exceed in aggregate principal amount at any time outstanding that aggregate principal amount which, when added to the sum of (I) the aggregate principal amount of all Revolving Loans then outstanding and (II) the aggregate amount of all Letter of Credit Outstandings (exclusive of Unpaid Drawings relating to Letters of Credit which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of such
Swingline Loans) at such time, equals the Total Revolving Credit Commitment at such time and (v) shall not exceed the Maximum Swingline Amount. The Swingline
Lender will not make a Swingline Loan after it has received written notice from the Required Lenders stating that a Default or an Event of Default exists and specifically requesting that the Swingline Lender not make any Swingline Loans, provided that the Swingline Lender may continue making Swingline Loans at such time thereafter as the respective Default or Event of Default has been cured or waived in accordance with the requirements of this Agreement or the Required
Lenders have withdrawn the written notice described above in this sentence. In addition, the Swingline Lender shall not be obligated to make any Swingline Loan at a time when a Lender Default exists unless the Swingline Lender shall have entered into arrangements satisfactory to it and the Borrower to eliminate the
Swingline Lender's risk with respect to the Defaulting Lender's participation in such Swingline Loan, including by cash collateralizing such Defaulting Lender's
Revolving Percentage of the outstanding Swingline Loans.

   Section 1.01.03. Mandatory Borrowing. On any Business Day, the Swingline
Lender may, in its sole discretion, give notice to the Revolving Lenders that its outstanding Swingline Loans shall be funded with a Borrowing of Revolving
Loans (provided that such notice shall be deemed to have been automatically given upon the occurrence of a Default or an Event of Default under Section 9.05 or upon the exercise of any of the remedies provided in the last paragraph of
Section 9), in which case a Borrowing of Revolving Loans constituting Base Rate
Loans (each such Borrowing, a "Mandatory Borrowing") shall be made on the immediately succeeding Business Day by all Revolving Lenders (without giving effect to any reductions thereto pursuant to the last paragraph of Section 9) pro rata based on each Revolving Lender's Revolving Percentage (determined before giving effect to any termination of the Commitments pursuant to the last paragraph of Section 9), and the proceeds thereof shall be applied directly to the Swingline Lender to repay the Swingline Lender for such outstanding
Swingline Loans. Each Revolving Lender hereby irrevocably agrees to make Base
Rate Loans upon one Business Day's notice pursuant to each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the date specified in writing by the Swingline Lender notwithstanding (i) the amount of the Mandatory Borrowing may not comply with the Minimum Borrowing
Amount otherwise required hereunder, (ii) any condition specified in Section 5 may not then be satisfied, (iii) the existence of any Default or Event of Default, (iv) the date of such Mandatory Borrowing and (v) the amount of the Total Revolving Credit Commitment at such time. In



                                       3
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the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the
Borrower), then each Revolving Lender (other than the Swingline Lender) hereby agrees that it shall forthwith purchase (as of the date the Mandatory Borrowing would otherwise have occurred, but adjusted for any payments received from the
Borrower on or after such date and prior to such purchase from the Swingline
Lender) (without recourse or warranty) such participations in the outstanding
Swingline Loans as shall be necessary to cause the Revolving Lenders to share in such Swingline Loans ratably based upon their respective Revolving Percentages
(determined before giving effect to any termination of the Commitments pursuant to the last paragraph of Section 9), provided that (x) all interest payable on the Swingline Loans shall be for the account of the Swingline Lender until the date the respective participation is required to be purchased and, to the extent attributable to the purchased participation, shall be payable to the participant from and after such date and (y) at the time any purchase of participations pursuant to this sentence is actually made, the purchasing Lender shall be required to pay the Swingline Lender interest on the principal amount of participation purchased for each day from and including the day upon which the
Mandatory Borrowing would otherwise have occurred to but excluding the date of payment for such participation, at the overnight Federal Funds Rate for the first three days and at the rate otherwise applicable to Revolving Loans maintained as Base Rate Loans for each day thereafter.

     Section 1.02. Minimum Borrowing Amount, Etc. The aggregate principal amount of each Borrowing under a Facility shall not be less than the Minimum Borrowing
Amount for such Facility, provided that Mandatory Borrowings shall be made in the amounts required by Section 1.01.03. More than one Borrowing may occur on the same date, but at no time shall there be an outstanding more than fifteen
Borrowings of Eurodollar Rate Loans.

     Section 1.03. Notice of Borrowing. (a) Whenever the Borrower desires to incur Loans under any Facility (excluding Revolving Loans incurred pursuant to a Mandatory Borrowing and Swingline Loans), it shall give the Agent at its Notice
Office at least (x) three Business Day's prior written notice (or telephonic notice promptly confirmed in writing) of each Eurodollar Rate Loan to be made hereunder and (y) one Business Day's prior written notice (or telephonic notice promptly confirmed in writing) of each Base Rate Loan to be made hereunder, provided that any such notice shall be deemed to have been given on a certain day only if actually received by the Agent before 11:00 A.M. (New York time) on such day. Each such notice (each a "Notice of Borrowing"), except as otherwise expressly provided in Section 1.10, shall be irrevocable, and, in the case of each written notice and each confirmation of telephonic notice, shall be in the form of Exhibit A, appropriately completed, to specify (i) the Facility pursuant to which such Borrowing is to be made, (ii) the date of such Borrowing (which shall be a Business Day), (iii) the aggregate principal amount of the Loans to be made pursuant to such Borrowing, (iv) whether the Loans to be made pursuant to such Borrowing are to be initially maintained as Base Rate Loans or, to the extent permitted hereunder, Eurodollar Rate Loans and (v) in the case of Eurodollar Rate Loans, the initial Interest Period to be applicable thereto.
The Agent shall promptly give each Lender notice of (i) such proposed Borrowing,
(ii) such



                                       4
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


Lender's proportionate share thereof, if any, and (iii) the other matters required by the immediately preceding sentence to be specified in the Notice of Borrowing.

        (b) (i) Whenever the Borrower desires to incur Swingline Loans hereunder, it shall give the Swingline Lender no later than 11:00 A.M. (New York time) on the day such Swingline Loan is to be made, written notice or telephonic notice promptly confirmed in writing of each Swingline Loan to be made hereunder. Each such notice shall be irrevocable and specify in each case (i) the date of Borrowing (which shall be a Business Day) and (ii) the aggregate principal amount of the Swingline Loans to be made pursuant to such Borrowing.

       (ii) Mandatory Borrowings shall be made upon the notice specified in
Section 1.01.03, with the Borrower irrevocably agreeing, by its incurrence of any Swingline Loan, to the making of Mandatory Borrowings as set forth in
Section 1.01.03.

        (c) Without, in any way, limiting the obligation of the Borrower to confirm in writing any telephonic notice permitted to be given hereunder, the Agent or the Swingline Lender (in the case of a Borrowing of Swingline Loans) or the Letter of Credit Issuer (in the case of the issuance of Letters of Credit), as the case may be, may act without liability upon the basis of such telephonic notice, believed by the Agent, the Swingline Lender or the Letter of Credit
Issuer, as the case may be, in good faith to be from an Authorized Officer of the Borrower (or from any other officer of the Borrower designated in writing from time to time by an Authorized Officer of the Borrower as a person entitled to give telephonic notices hereunder), prior to receipt of written confirmation.
In each such case, the Borrower hereby waives the right to dispute the Agent's, the Swingline Lender's or the Letter of Credit Issuer's record of the terms of any such telephonic notice to the extent such record is made without gross negligence or willful misconduct of the Agent, the Swingline Lender or the Letter of Credit Issuer, as the case may be.

     Section 1.04. Disbursement of Funds. No later than 1:00 P.M. (New York time) on the date specified in each Notice of Borrowing (or (x) in the case of Swingline Loans, no later than 2:00 P.M. (New York time) on the date specified in Section 1.03(b)(i) or (y) in the case of Mandatory Borrowings, no later than 12:00 Noon (New York time) on the date specified in Section 1.01.03), each Lender with a Commitment under the respective Facility will make available through such Lender's applicable lending office its pro rata portion, if any, of each Borrowing requested to be made on such date to the Agent (or, in the case of Swingline Loans, the Swingline Lender shall make available the full amount thereof), in U.S. Dollars and in immediately available funds at the Agent's
Payment Office. The Agent will make available to the Borrower at the Agent's
Payment Office the aggregate of the amounts so made available prior to 1:00 P.M.
(New York time) on such day, to the extent of funds actually received by the Agent prior to 12:00 Noon (New York time). Unless the Agent shall have been notified by any Lender prior to the date of any Borrowing that such Lender does not intend to make available to the Agent such Lender's portion of any Borrowing to be made on such date, the Agent may assume that such Lender has made such amount available to the Agent on such date of Borrowing and the Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such corresponding




                                       5
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



amount is not in fact made available to the Agent by such Lender, the Agent shall be entitled to recover such corresponding amount on demand from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Agent's demand therefor, the Agent shall promptly notify the Borrower and the Borrower shall immediately pay such corresponding amount to the Agent. The
Agent shall also be entitled to recover on demand from such Lender or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Agent to the Borrower until the date such corresponding amount is recovered by the Agent, at a rate per annum equal to (i) if recovered from such Lender, the overnight Federal Funds Rate and (ii) if recovered from the Borrower, the rate of interest applicable to the respective Borrowing as determined in accordance with the appropriate clause of Section 1.08. Nothing in this Section 1.04 shall be deemed to relieve any Lender from its obligation to fulfill its Commitment hereunder or to prejudice any rights which the Borrower may have against any Lender as a result of any default by such Lender hereunder.

     Section 1.05. Notes. (a) The Borrower's obligation to pay the principal of, and interest on, all Loans made by each Lender to the Borrower shall be evidenced (i) if A Term Loans, by a promissory note duly executed and delivered to such Lender by the Borrower in the form of Exhibit B-1 with blanks appropriately completed in conformity herewith (each, an "A-Term Note" and, collectively, the "A-Term Notes"), (ii) if B Term Loans, by a promissory note duly executed and delivered to such Lender by the Borrower in the form of Exhibit B-2 with blanks appropriately completed in conformity herewith (each, a "B-Term Note" and collectively, the "B-Term Notes"), (iii) if C Term Loans, by a promissory note duly executed and delivered to such Lender by the Borrower in the form of Exhibit B-3 with blanks appropriately completed in conformity herewith (each, a "C-Term Note" and, collectively, the "C-Term Notes"), (iv) if Revolving Loans, by a promissory note duly executed and delivered to such Lender by the Borrower in the form of Exhibit B-4 with blanks appropriately completed in conformity herewith (each, a "Revolving Note" and, collectively, the "Revolving Notes") and (v) if Swingline Loans, by a promissory note duly executed and delivered to the Swingline Lender by the Borrower in the form of Exhibit B-5 with blanks appropriately completed in conformity herewith (the
"Swingline Note").

        (b) The A-Term Note issued to each Lender shall (i) be executed by the Borrower, (ii) be payable to such Lender or its registered assigns and be dated the Closing Date, (iii) be in a stated principal amount equal to the A Term Loan
Commitment of such Lender and be payable in the principal amount of the outstanding A Term Loans evidenced thereby, (iv) mature on the A Term Loan
Maturity Date, (v) bear interest as provided in the appropriate clause of
Section 1.08 in respect of the Base Rate Loans and Eurodollar Rate Loans, as the case may be, evidenced thereby and (vi) be entitled to the benefits of this Agreement and the other Credit Documents.

        (c) The B-Term Note issued to each Lender shall (i) be executed by the Borrower, (ii) be payable to such Lender or its registered assigns and be dated the Closing Date, (iii) be in a stated principal amount equal to the B Term Loan
Commitment of such Lender and be payable in the principal amount of the outstanding B Term Loans evidenced thereby, (iv) mature on the B Term Loan
Maturity Date, (v) bear interest as provided in the





                                       6

appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Rate Loans, as the case may be, evidenced thereby and (vi) be entitled to the benefits of this Agreement and the other Credit Documents.

        (d) The C-Term Note issued to each Lender shall (i) be executed by the Borrower, (ii) be payable to such Lender or its registered assigns and be dated the Closing Date, (iii) be in a stated principal amount equal to the C Term Loan Commitment of such Lender and be payable in the principal amount of the outstanding C Term Loans evidenced thereby, (iv) mature on the C Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of
Section 1.08 in respect of the Base Rate Loans and Eurodollar Rate Loans, as the case may be, evidenced thereby and (vi) be entitled to the benefits of this Agreement and the other Credit Documents.

        (e) The Revolving Note issued to each Lender shall (i) be executed by the Borrower, (ii) be payable to such Lender or its registered assigns and be dated the Closing Date, (iii) be in a stated principal amount equal to the Revolving Credit Commitment of such Lender and be payable in the principal amount of the outstanding Revolving Loans evidenced thereby, (iv) mature on the Revolving Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Rate Loans, as the case may be, evidenced thereby and (vi) be entitled to the benefits of this Agreement and the other Credit Documents.

        (f) The Swingline Note issued to the Swingline Lender shall (i) be executed by the Borrower, (ii) be payable to the Swingline Lender or its registered assigns and be dated the Closing Date, (iii) be in a stated principal amount equal to the Maximum Swingline Amount and be payable in the principal amount of the outstanding Swingline Loans evidenced thereby, (iv) mature on the Swingline Expiry Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans evidenced thereby, and (vi) be entitled to the benefits of this Agreement and the other Credit Documents.

        (g) Each Lender will note on its internal records the amount of each Loan made by it and each payment and conversion in respect thereof and will prior to any transfer of any of its Notes endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation shall not affect the Borrower's obligations in respect of such Loans.

     Section 1.06. Conversions. The Borrower shall have the option to convert on any Business Day occurring after the Closing Date all or a portion equal to at least the applicable Minimum Borrowing Amount, of the outstanding principal amount of the Loans (other than Swingline Loans) made to the Borrower pursuant to one or more Borrowings of one or more Types of Loans under a single Facility into a Borrowing or Borrowings of another Type of Loans under such Facility, provided that (i) except as otherwise provided in Section 1.10(b), Eurodollar Rate Loans may be converted into Base Rate Loans only on the last day of an Interest Period applicable thereto and no such partial conversion of Eurodollar Rate Loans shall reduce the outstanding principal amount of Eurodollar Rate Loans made pursuant to any single Borrowing to less than the Minimum Borrowing Amount applicable thereto, (ii) Base Rate Loans may only be converted into Eurodollar Rate Loans if no Default or Event of Default is in existence on the date of the conversion and (iii) no conversion pursuant to this Section 1.06 shall result in a greater number of Borrowings than is permitted under Section 1.02. Swingline Loans may not be converted pursuant to this Section 1.06. Each such conversion shall be effected by the Borrower giving the Agent at its Notice Office prior to 11:00 A.M. (New York time) at least three Business Days' (two Business Days' in the case of conversions into Base Rate Loans) prior written notice in the form of Exhibit C (or telephone notice promptly confirmed in writing) (each a "Notice of Conversion") specifying the Loans to be so converted, the Borrowing(s) pursuant to which such Loans were made, the date of such conversion (which shall be a Business Day) and, if to be converted into Eurodollar Rate Loans, the Interest Period to be initially applicable thereto. Each Notice of Conversion, except as otherwise expressly provided in Section 1.10, shall be irrevocable. The Agent shall give each Lender prompt notice of any such proposed conversion affecting any of its Loans.

     Section 1.07. Pro Rata Borrowings. All Borrowings of Loans (other than Swingline Loans) under this Agreement with respect to a Facility shall be incurred from the Lenders pro rata on the basis of their then respective Commitments. It is understood that no Lender shall be responsible for any default by any other Lender of its obligation to make Loans hereunder and that each Lender shall be obligated to make the Loans to be made by it hereunder regardless of the failure of any other Lender to fulfill its commitments.

     Section 1.08. Interest. (a) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Base Rate Loan made to the Borrower from the date the proceeds thereof are made available to the Borrower until the earlier of (i) the maturity (whether by acceleration or otherwise) of such Base Rate Loan and (ii) the conversion of such Base Rate Loan into a Eurodollar Rate Loan pursuant to Section 1.06 at a rate per annum which shall be equal to the sum of the Applicable Base Rate Margin plus the Base Rate in effect from time to time.

        (b) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Eurodollar Rate Loan made to the Borrower from the date the proceeds thereof are made available to the Borrower until the earlier of (i) the maturity (whether by acceleration or otherwise) of such Eurodollar Rate Loan and (ii) the conversion of such Eurodollar Rate Loan into a Base Rate Loan pursuant to Section 1.06 at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the sum of the Applicable Eurodollar Rate Margin plus the Eurodollar Rate for such Interest Period.

        (c) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan and any other overdue amount payable hereunder (including, to the extent legally permitted, overdue interest) shall bear interest at a rate per annum equal to (i) in the case of overdue principal of any Loan, the rate which is 2% in excess of the rate then borne by such Loan and, after the expiration of the Interest Period, if any, for such Loan, 2% plus the Applicable Base Rate Margin plus the Base Rate from time to time in effect and (ii) in the case of overdue interest or any other overdue amount, the rate equal to 2% plus the Applicable Base Rate Margin plus the Base Rate from time to time in effect. Interest which accrues under this Section 1.08(c) shall be payable on demand.

        (d) Accrued (and theretofore unpaid) interest shall be payable (i) in respect of each Base Rate Loan, quarterly in arrears on the last Business Day of each February, May, August and November, (ii) in respect of each Eurodollar Rate Loan, (x) on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each date occurring at three month intervals after the first day of such Interest Period and (y) the date of any conversion into a Base Rate Loan pursuant to Section 1.06, 1.09 or 1.10(b), as applicable (on the amount converted), and (iii) in respect of each Loan, on any repayment or prepayment (on the amount repaid or prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

        (e) On each Interest Determination Date, the Agent shall determine the interest rate for the Eurodollar Rate Loans for the Interest Period to be applicable to such Eurodollar Rate Loans and shall promptly notify the Borrower and the Lenders thereof. Each such determination shall, absent manifest error, be final and conclusive and binding on all parties hereto.

     Section 1.09. Interest Periods. At the time the Borrower gives any Notice of Borrowing or Notice of Conversion in respect of the making of, or conversion into, any Eurodollar Rate Loan (in the case of the initial Interest Period applicable thereto) or by giving the Agent written irrevocable notice (or telephonic notice promptly confirmed in writing) thereof by 11:00 A.M. (New York time), on the third Business Day prior to the expiration of an Interest Period applicable to such Eurodollar Rate Loan (in the case of subsequent Interest Periods), it shall have the right to elect the interest period (each an "Interest Period") applicable to a Borrowing of such Eurodollar Rate Loans, which Interest Period shall, at the option of the Borrower, be a one, two, three or six-month or, if available (as determined by the Agent), twelve-month period provided that:

               (i) all Eurodollar Rate Loans comprising a Borrowing shall at all times have the same Interest Period;

              (ii) the initial Interest Period for any Borrowing of Eurodollar Rate Loans shall commence on the date of such Borrowing (including the date of any conversion from a Borrowing of Base Rate Loans) and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period expires;

             (iii) if any Interest Period begins on a day for which there is not numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

              (iv) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, however, that if any Interest Period would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

               (v) no Interest Period may be selected at any time when a Default or an Event of Default is then in existence;

              (vi) no Interest Period for a Borrowing under a Facility may be selected if it would extend beyond the respective Maturity Date for such Facility; and

             (vii) no Interest Period with respect to any Borrowing of Term Loans shall extend beyond any date upon which a scheduled repayment of such Term Loans is required to be made under Section 4.02.01(b)(i), (ii) or (iii), as the case may be, if, after giving effect to the selection of such Interest Period, the aggregate principal amount of such Term Loans maintained as Eurodollar Loans with Interest Periods ending after such date of mandatory repayment would exceed the aggregate principal amount of such Term Loans permitted to be outstanding after such mandatory prepayment.

        If upon the expiration of any Interest Period, the Borrower has failed to select (or is not permitted to select) a new Interest Period to be applicable to such Borrowing as provided above, the Borrower shall be deemed to have selected to convert such Borrowing into a Borrowing of Base Rate Loans effective as of the expiration date of such current Interest Period.

     Section 1.10. Increased Costs, Illegality, Etc. (a) In the event that any Lender shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto but, with respect to clause (i) below, may be made only by the Agent):

               (i) on any Interest Determination Date that, by reason of any changes arising after the date of this Agreement affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurodollar Rate; or

              (ii) at any time, that such Lender shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Eurodollar Rate Loan because of (x) any change since the date of this Agreement in any applicable law or governmental rule, regulation, guideline, order or request (whether or not having the force of law) or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, guideline, order or request such as, for example, but not limited to, (A) a change in official reserve requirements, but, in all events, excluding reserves required under Regulation D to the extent included in the computation of the Eurodollar Rate or (B) a change in the basis of taxation of payments to any Lender of the principal of or interest on such Eurodollar Rate Loan or any other amounts payable hereunder (except for changes in the rate of tax on, or determined by reference to, the net income or profits of such Lender pursuant to the laws of the jurisdiction in which such Lender is organized or the jurisdiction in which such Lender's principal office or applicable lending office is located or any subdivision thereof or therein) and/or (y) any other circumstances affecting such Lender or the interbank Eurodollar market or the position of such Lender in such market; or

             (iii) at any time that the making or continuance of any Eurodollar Rate Loan has become (x) unlawful by compliance by such Lender with any law, governmental rule, regulation, guideline or order, (y) impossible by compliance by such Lender with any governmental request (whether or not having the force of law) or (z) has become impracticable as a result of a contingency occurring after the date of this Agreement which materially and adversely affects the interbank Eurodollar market;

then, and in any such event, such Lender (or the Agent, in the case of clause
(i) above) shall promptly give notice (by telephone confirmed in writing) to the Borrower and, except in the case of clause (i) above, to the Agent of such determination (which notice the Agent shall promptly transmit to each of the other Lenders). Thereafter (x) in the case of clause (i) above, Eurodollar Rate Loans shall no longer be available until such time as the Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice by the Agent no longer exist, and any Notice of Borrowing or Notice of Conversion given by the Borrower with respect to such affected Eurodollar Rate Loans which have not yet been incurred (including by way of conversion) shall be deemed rescinded by the Borrower, (y) in the case of clause (ii) above, the Borrower shall pay to such Lender, within 15 days of receipt of the notice referred to below, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its sole discretion shall determine) as shall be required to compensate such Lender for such increased costs or reductions in amounts received or receivable hereunder (a written notice as to the additional amounts owed to such Lender, setting forth in reasonable detail the basis for the calculation thereof, submitted to the Borrower by such Lender shall, absent manifest error, be final and conclusive and binding upon all parties hereto) and (z) in the case of the clause (iii) above, the Borrower shall take one of the actions specified in
Section 1.10(b) as promptly as possible and, in any event, within the time period required by law.

        (b) At any time that any Eurodollar Rate Loan is affected by the circumstances described in Section 1.10(a)(ii) or (iii), the Borrower may (and in the case of a Eurodollar Rate Loan affected pursuant to Section 1.10(a)(iii) shall) either (x) if the affected Eurodollar Rate Loan is then being made initially or pursuant to a conversion, cancel the respective Borrowing by giving the Agent irrevocable telephonic notice (confirmed in writing) thereof on the same date that the Borrower was notified by the affected Lender or the Agent pursuant to Section 1.10(a)(ii) or (iii) or (y) if the affected Eurodollar Rate Loan is then outstanding, upon at least three Business Days' written notice to the Agent, require the affected Lender to convert such Eurodollar Rate Loan into a Base Rate Loan (which conversion, in the case of the circumstances described in Section 1.10(a)(iii), shall occur no later than the last day of the Interest Period then applicable to such Eurodollar Rate Loan (or such earlier date as shall be required by applicable law)), provided that, if more than one Lender is similarly affected at any time, then all similarly affected Lenders must be treated the same pursuant to this Section 1.10(b).

        (c) If any Lender shall have determined that after the date hereof, the adoption or effectiveness of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy issued after the date hereof (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's or such other corporation's capital or assets as a consequence of such Lender's Commitments or obligations hereunder to a level below that which such Lender or such other corporation could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Lender's or such other corporation's policies with respect to capital adequacy), then from time to time, upon written demand by such Lender (with a copy to the Agent), accompanied by the notice referred to in the last sentence of this clause (c), the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or such other corporation for such reduction. Each Lender, upon determining in good faith that any additional amounts will be payable pursuant to this Section 1.10(c), will give prompt written notice thereof to the Borrower, which notice shall set forth the basis of the calculation of such additional amounts, although the failure to give any such notice shall not release or diminish the Borrower's obligations to pay additional amounts pursuant to this Section 1.10(c) upon the subsequent receipt of such notice.

     Section 1.11. Compensation. The Borrower shall compensate each Lender, upon its written request (which request shall set forth the basis for requesting such compensation), for all reasonable losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Lender to fund its Eurodollar Rate Loans but excluding any loss of anticipated profits) which such Lender may sustain: (i) if for any reason (other than a default by such Lender or the Agent) a Borrowing of, or conversion from or into, Eurodollar Rate Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion (whether or not withdrawn by the Borrower or deemed withdrawn pursuant to Section 1.10); (ii) if any repayment (including any repayment made pursuant to Section 4.01 or 4.02 or as a result of an acceleration of the Loans pursuant to Section 9) or conversion of any of its Eurodollar Rate Loans occurs on a date which is not the last day of an Interest Period with respect thereto; (iii) if any prepayment of any of its Eurodollar Rate Loans is not made on any date specified in a notice of prepayment given by the Borrower; or (iv) as a consequence of (x) any other default by the Borrower to repay its Loans when required by the terms of this Agreement or the Notes held by such Lender or (y) any election made pursuant to
Section 1.10(b). Calculation of all amounts payable to a Lender under this
Section 1.11 shall be made as though that Lender had actually funded its relevant Eurodollar Rate Loan through the purchase of a Eurodollar deposit bearing interest at the Eurodollar Rate in an amount equal to the amount of that Loan, having a maturity comparable to the relevant Interest Period and through the transfer of such Eurodollar deposit from an offshore office of that Lender to a domestic office of that Lender in the United States of America; provided, however, that each Lender may fund each of its Eurodollar Rate Loans in any manner it sees fit and the foregoing assumption shall be utilized only for the calculation of amounts payable under this Section 1.11. It is further understood and agreed that if any repayment of Eurodollar Rate Loans pursuant to Section 4.01 or 4.02 or any conversion of Eurodollar Rate Loans pursuant to Section 1.06 in either case occurs on a date which is not the last day of any Interest Period applicable thereto, such repayment or conversion shall be accompanied by any amounts owing to any Lender pursuant to this Section 1.11.

     Section 1.12. Change of Lending Office. Each Lender agrees that on the occurrence of any event giving rise to the operation of Section 1.10(a)(ii) or
(iii), Section 1.10(c), Section 2.06 or Section 4.04 with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans or Letters of Credit affected by such event, provided that such designation is made on such terms that, in the sole judgment of such Lender, such Lender and its lending office suffer no economic, legal, regulatory or other disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of such Section. Nothing in this Section 1.12 shall affect or postpone any of the obligations of the Borrower or the right of any Lender provided in Sections 1.10, 2.06 and 4.04.

     Section 1.13. Replacement of Lenders. (a)(i) If any Lender becomes a Defaulting Lender, (ii) upon the occurrence of any event giving rise to the operation of Section 1.10(a)(ii) or (iii), Section 1.10(c), Section 2.06 or Section 4.04 with respect to any Lender which results in such Lender charging to the Borrower increased costs in excess of those being generally charged to the Borrower by the other Lenders or (iii) as and to the extent provided in Section 12.12(b), the Borrower shall have the right and in the case of clause (a)(i) above, the Agent shall have the right, in accordance with the requirements of Section 12.04(b), if, in the case of a replacement by the Borrower, no Default or Event of Default will exist after giving effect to such replacement, to replace such Lender (the "Replaced Lender") with one or more other Eligible Transferee or Transferees (collectively, the "Replacement Lender") acceptable to the Agent and the Letter of Credit Issuers (such acceptability to be communicated to the Borrower within 15 days), provided that
(i) at the time of any replacement pursuant to this Section 1.13, the Replacement Lender shall enter into one or more Assignment and Assumption Agreements pursuant to Section 12.04(b) (and with all fees payable pursuant to said Section 12.04(b) to be paid by the Replacement Lender) pursuant to which the Replacement Lender shall acquire all of the Commitments and all outstanding Loans of, and the participations in Letters of Credit and Swingline Loans by, the Replaced Lender and, in connection therewith, shall pay to (x) the Replaced Lender in respect thereof an amount equal to the sum of (A) an amount equal to the principal of, and all accrued interest on, all outstanding Loans of the Replaced Lender and an amount equal to all Unpaid Drawings that have been funded by (and not reimbursed to) such Replaced Lender, together with all then unpaid interest with respect thereto at such time, and (B) an amount equal to all accrued, but theretofore unpaid, Fees owing to the Replaced Lender pursuant to Section 3.01, (y) the Letter of Credit Issuer an amount equal to such Replaced Lender's Revolving Percentage of any Unpaid Drawing (which at such time remains an Unpaid Drawing) to the extent such amount was not theretofore funded by such Replaced Lender and (z) the Swingline Lender an amount equal to such Replaced Lender's Revolving Percentage of any Mandatory Borrowing to the extent such amount was not theretofore funded by such Replaced Lender, and (ii) all obligations of the Borrower owing to the Replaced Lender (other than those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in full by the Borrower to such Replaced Lender concurrently with such replacement.

        (b) Upon the execution of the respective Assignment and Assumption Agreements, the payment of the amounts referred to in clauses (i) and (ii) of proviso of Section 1.13(a), recordation of the assignment on the Register by the Agent pursuant to Section 12.16 and the delivery to the Replacement Lender of the appropriate Note or Notes executed by the Borrower, the Replacement Lender shall become a Lender hereunder and the Replaced Lender shall cease to constitute a Lender hereunder, except with respect to indemnification provisions under this Agreement (including, without limitation, Sections 1.10, 1.11, 2.06, 4.04, 12.01 and 12.06), which shall survive as to such Replaced Lender.

SECTION 2. LETTERS OF CREDIT.

     Section 2.01. Letters of Credit. (a) Subject to and upon the terms and conditions set forth herein, the Borrower may request that the Letter of Credit Issuer issue, at any time and from time to time on and after the Closing Date and prior to the fifth Business Day (or the 30th day in the case of trade Letters of Credit) preceding the Revolving Loan Maturity Date, for the account of the Borrower and in support of (i) trade obligations of the Borrower or any of its Subsidiaries that arise in the ordinary course of business and are in respect of general corporate purposes of the Borrower or any of its Subsidiaries, as the case may be, and/or (ii) on a standby basis, L/C Supportable Indebtedness of the Borrower or any of its Subsidiaries to any other Person, irrevocable letters of credit in such form as may be approved by the Letter of Credit Issuer, and subject to and upon the terms and conditions herein set forth, the Letter of Credit Issuer in each case agrees to issue from time to time Letters of Credit (each such letter of credit issued or deemed issued pursuant to this paragraph (a), a "Letter of Credit" and, collectively, the "Letters of Credit"). For purposes of this Agreement and the other Credit Documents, each of the Existing Letters of Credit shall be deemed a Letter of Credit issued under this Agreement (in which each Revolving Lender shall be deemed to have purchased a participation on the Closing Date as provided in
Section 2.04(a)). To the extent the terms and conditions of any agreement or document relating to the reimbursement of drawings under any Existing Letter of Credit are inconsistent with the terms and conditions of this Agreement, the terms and conditions of this Agreement shall control with respect to such Existing Letter of Credit. Notwithstanding the foregoing the Letter of Credit Issuer shall be under no obligation to issue any Letter of Credit if at the time of such issuance:

               (i) any order, judgment or decree of any governmental authority or arbitrator shall purport by its terms to enjoin or restrain the Letter of Credit Issuer from issuing such Letter of Credit or any requirement of law applicable to the Letter of Credit Issuer or any request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over the Letter of Credit Issuer shall prohibit, or request that the Letter of Credit Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Letter of Credit Issuer with respect to such Letter of Credit any restriction or reserve or capital requirement (for which the Letter of Credit Issuer is not otherwise compensated) not in effect on the date hereof, or any unreimbursed loss, cost or expense which was not applicable, in effect or known to the Letter of Credit Issuer as of the date hereof and which the Letter of Credit Issuer in good faith deems material to it; or

              (ii) the Letter of Credit Issuer shall have received notice from the Required Lenders prior to the issuance of such Letter of Credit of the type described in the penultimate sentence of Section 2.03(b).

In addition, the Letter of Credit Issuer shall not be obligated to issue any Letter of Credit at a time when a Lender Default exists unless the Letter of Credit Issuer shall have entered into arrangements satisfactory to it and the Borrower to eliminate the Letter of Credit Issuer's risk with respect to the participation in Letters of Credit of the Defaulting Lender, including by cash collateralizing such Lender's Revolving Percentage of the Letter of Credit Outstandings. If the Letter of Credit Issuer shall not be able to issue a Letter of Credit because of the circumstances described in clause (i) above, then, the Borrower may, with the consent of the Agent and such Revolving Lender, designate any Revolving Lender as a substitute letter of credit issuer for such Letter of Credit.

        (b) Notwithstanding the foregoing, (i) no Letter of Credit shall be issued the Stated Amount of which, when added to the Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid on the date of, and prior to the issuance of, the respective Letter of Credit) at such time would exceed either (x) $60,000,000 or (y) when added to the sum of the aggregate principal amount of all Swingline Loans and Revolving Loans then outstanding, an amount equal to the Total Revolving Credit Commitment at such time; (ii)(x) each standby Letter of Credit shall have an expiry date occurring not later than one year after such Letter of Credit's date of issuance (except for the Existing Letters of Credit, which shall each have an expiry date as set forth in Schedule
2.01 and any Letter of Credit replacing each Existing Letter of Credit identified on Schedule 2.01 as a letter of credit required to have an expiry date later than one year after the issuance), provided that any such Letter of Credit (other than Existing Letters of Credit) may be automatically extendable for periods of up to one year so long as such Letter of Credit provides that the Letter of Credit Issuer retains an option, satisfactory to the Letter of Credit Issuer, to terminate such Letter of Credit within a specified period of time prior to each scheduled extension date and (y) each trade Letter of Credit shall have an expiry date occurring not later than one year after such Letter of Credit's date of issuance; (iii)(x) no standby Letter of Credit shall have an expiry date occurring later than the fifth Business Day next preceding the Revolving Loan Maturity Date and (y) no trade Letter of Credit shall have an expiry date occurring later than 30 days prior to the Revolving Loan Maturity Date; and (iv) each Letter of Credit shall be denominated in U.S. Dollars.

     Section 2.02. Minimum Stated Amount. The initial Stated Amount of each Letter of Credit shall not be less than $25,000 or such lesser amount as is acceptable to the Letter of Credit Issuer.

     Section 2.03. Letter of Credit Requests. (a) Whenever the Borrower desires that a Letter of Credit be issued for its account, it shall give the Agent and the Letter of Credit Issuer at least five Business Days' (or such shorter period as is acceptable to the Letter of Credit Issuer) written notice thereof. Each notice shall be in the form of Exhibit D (each a "Letter of Credit Request").

        (b) The making of each Letter of Credit Request shall be deemed to be a representation and warranty by the Borrower that such Letter of Credit may be issued in accordance with, and will not violate the requirements of, Section 2.01(b). Unless the Letter of Credit Issuer has received notice from the Required Lenders before it issues a Letter of Credit that a Default or an Event of Default then exists or that the issuance of such Letter of Credit would violate Section 2.01(b), then the Letter of Credit Issuer shall issue the requested Letter of Credit for the account of the Borrower in accordance with the Letter of Credit Issuer's usual and customary practices. Upon its issuance of any Letter of Credit or any amendment thereto, the Letter of Credit Issuer shall promptly notify the Agent and each Lender of such issuance or amendment, which notice shall be accompanied by a copy of the Letter of Credit actually issued or the amendment actually made.

     Section 2.04. Letter of Credit Participations. (a) Immediately upon the issuance by the Letter of Credit Issuer of any Letter of Credit, the Letter of Credit Issuer shall be deemed to have sold and transferred to each other Revolving Lender (each such Lender, in its capacity under this Section 2.04, a "Participant"), and each such Participant shall be deemed irrevocably and unconditionally to have purchased and received from the Letter of Credit Issuer, without recourse or warranty, an undivided interest and participation, to the extent of such Participant's Revolving Percentage in such Letter of Credit, each drawing made thereunder and the obligations of the Borrower under this Agreement with respect thereto, and any security therefor or guaranty pertaining thereto. Upon any change in the Revolving Credit Commitment of the Revolving Lenders pursuant to Section 1.13 or 12.04, it is hereby agreed that, with respect to all outstanding Letters of Credit and Unpaid Drawings, there shall be an automatic adjustment to the participations pursuant to this Section 2.04 to reflect the new Revolving Percentages of the assignor and assignee Lender or of all Lenders, as the case may be.

        (b) In determining whether to pay under any Letter of Credit, the Letter of Credit Issuer shall have no obligation relative to the respective Participants other than to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to substantially comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by the Letter of Credit Issuer under or in connection with any Letter of Credit if taken or omitted in the absence of gross negligence or willful misconduct, shall not create for the Letter of Credit Issuer any resulting liability to the Borrower or any Lender.

        (c) In the event that the Letter of Credit Issuer makes any payment under any Letter of Credit and the Borrower shall not have reimbursed such amount in full to the Letter of Credit Issuer pursuant to Section 2.05(a), the Letter of Credit Issuer shall promptly notify the Agent, which shall promptly notify each Participant of such failure, and each Participant shall promptly and unconditionally pay to the Agent for the account of the Letter of Credit Issuer the amount of such Participant's Revolving Percentage of such unreimbursed payment in U.S. Dollars and in same day funds. If the Agent so notifies, prior to 12:00 Noon (New York time) on any Business Day, any Participant required to fund a payment under a Letter of Credit, such Participant shall make available to the Agent for the account of the Letter of Credit Issuer in U.S. Dollars such Participant's Revolving Percentage of the amount of such payment on such Business Day in same day funds. If and to the extent such Participant shall not have so made its Revolving Percentage of the amount of such payment available to the Agent for the account of the Letter of Credit Issuer, such Participant agrees to pay to the Agent for the account of the Letter of Credit Issuer, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Agent for the account of the Letter of Credit Issuer at the overnight Federal Funds Rate. The failure of any Participant to make available to the Agent for the account of the Letter of Credit Issuer its Revolving Percentage of any payment under any Letter of Credit shall not relieve any other Participant of its obligation hereunder to make available to the Agent for the account of the Letter of Credit Issuer its Revolving Percentage of any payment under any Letter of Credit on the date required, as specified above, but no Participant shall be responsible for the failure of any other Participant to make available to the Agent for the account of the Letter of Credit Issuer such other Participant's Revolving Percentage of any such payment.

        (d) Whenever the Letter of Credit Issuer receives a payment of a reimbursement obligation as to which the Agent has received for the account of the Letter of Credit Issuer any payments from the Participants pursuant to clause (c) above, the Letter of Credit Issuer shall pay to the Agent for the account of each Participant which has paid its Revolving Percentage thereof, in U.S. Dollars and in same day funds, an amount equal to such Participant's Revolving Percentage (based upon the proportionate aggregate amount originally funded by such Participant to the aggregate amount funded by all Participants) of the principal amount of such reimbursement obligation and interest thereon accruing after the purchase of the respective participations.

        (e) The obligations of the Participants to make payments to the Agent for the account of the Letter of Credit Issuer with respect to Letters of Credit shall be unconditional and irrevocable and not subject to counterclaim, set-off or other defense or any other qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

               (i) any lack of validity or enforceability of this Agreement or any of the other Credit Documents;

              (ii) the existence of any claim, setoff, defense or other right which the Borrower or any of its Subsidiaries may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Agent, the Agent for the account of the Letter of Credit Issuer, any Participant, any Lender or any other Person, whether in connection with this Agreement, any Letter of Credit, any other Credit Document, the transactions contemplated herein or therein or any unrelated transactions (including any underlying transaction between the Borrower or any of its Subsidiaries on the one hand and the beneficiary named in any such Letter of Credit on the other hand);

             (iii) any draft, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

              (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Credit Documents; or

               (v) the occurrence of any Default or Event of Default unless the Letter of Credit Issuer shall have issued any such Letter of Credit in disregard of a notice received from the Required Lenders of the type described in the penultimate sentence of Section 2.03(b).

     Section 2.05. Agreement to Repay Letter of Credit Drawings. (a) The Borrower hereby agrees to reimburse the Letter of Credit Issuer, by making payment to the Agent in immediately available funds at the Payment Office of the Agent, for any payment or disbursement made by the Letter of Credit Issuer under any Letter of Credit (each such amount, so paid until reimbursed, an "Unpaid Drawing"), immediately after, and in any event on the date of such payment or disbursement, with interest on the amount so paid or disbursed by the Letter of Credit Issuer, to the extent not reimbursed prior to 12:00 Noon (New York time) on the date of such payment or disbursement, from and including the date paid or disbursed to but excluding the date the Letter of Credit Issuer was reimbursed by the Borrower therefor at a rate per annum which shall be the Applicable Base Rate Margin plus the Base Rate as in effect from time to time for Revolving Loans; provided, however, to the extent such amounts are not reimbursed prior to 12:00 Noon (New York time) on the third Business Day following such payment or disbursement, interest shall thereafter accrue on the amounts so paid or disbursed by the Letter of Credit Issuer (and until reimbursed by the Borrower) at a rate per annum which shall be the Applicable Base Rate Margin plus the Base Rate as in effect from time to time for Revolving Loans plus 2% and with such interest to be payable on demand. The Letter of Credit Issuer shall give the Borrower prompt notice of each Drawing under any Letter of Credit, provided that the failure to give any such notice shall in no way affect, impair or diminish the Borrower's obligations hereunder.

        (b) The obligations of the Borrower under this Section 2.05 to reimburse the Letter of Credit Issuer with respect to drawings on Letters of Credit (each, a "Drawing") (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower or any of its Subsidiaries may have or have had against any Lender (including in its capacity as issuer of the Letter of Credit or as Participant), or any non-application or misapplication by the beneficiary of the proceeds of such Drawing, the Letter of Credit Issuer's only obligation to the Borrower being to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to substantially comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by the Letter of Credit Issuer under or in connection with any Letter of Credit if taken or omitted in the absence of gross negligence or willful misconduct, shall not create for the Letter of Credit Issuer any resulting liability to the Borrower or any of its Subsidiaries.

     Section 2.06. Increased Costs. If at any time after the date hereof, the introduction of or any change in any applicable law or governmental rule, regulation, order, guideline, directive or request (whether or not having the force of law), or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Letter of Credit Issuer or any Participant with any request or directive by any such authority (whether or not having the force of law), or any change in generally acceptable accounting principles, shall either (i) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against letters of credit issued by the Letter of Credit Issuer or participated in by any Participant, or (ii) impose on the Letter of Credit Issuer or any Participant any other conditions relating, directly or indirectly, to this Agreement or any Letter of Credit; and the result of any of the foregoing is to increase the cost to the Letter of Credit Issuer or any Participant of issuing, maintaining or participating in any Letter of Credit, or reduce the amount of any sum received or receivable by the Letter of Credit Issuer or any Participant hereunder or reduce the rate of return on its capital with respect to Letters of Credit (except for changes in the rate of tax on, or determined by reference to, the net income or profits of the Letter of Credit Issuer or such Participant, pursuant to the laws of the jurisdiction in which the Letter of Credit Issuer or such Participant is organized or the jurisdiction in which the Letter of Credit Issuer's or such Participant's principal office or applicable lending office is located or any subdivision thereof or therein), then, within 15 days after demand to the Borrower by the Letter of Credit Issuer or such Participant (a copy of which demand shall be sent by the Letter of Credit Issuer or such Participant to the Agent), the Borrower shall pay to the Letter of Credit Issuer or such Participant such additional amount or amounts as will compensate the Letter of Credit Issuer or such Participant for such increased cost or reduction in the amount receivable or reduction on the rate of return on its capital. The Letter of Credit Issuer or any Participant, upon determining that any additional amounts will be payable pursuant to this Section 2.06, will give prompt written notice thereof to the Borrower, which notice shall include a certificate submitted to the Borrower by the Letter of Credit Issuer or such Participant (a copy of which certificate shall be sent by the Letter of Credit Issuer or such Participant to the Agent), setting forth in reasonable detail the basis for the calculation of such additional amount or amounts necessary to compensate the Letter of Credit Issuer or such Participant. The certificate required to be delivered pursuant to this Section 2.06 shall, if delivered in good faith and absent manifest error, be final and conclusive and binding on the Borrower.

SECTION 3. FEES; COMMITMENTS

     Section 3.01. Fees. (a) The Borrower agrees to pay to the Agent for distribution to each Revolving Lender a commitment fee (the "Commitment Fee") for the period from the Closing Date to and including the Revolving Loan Maturity Date (or such earlier date as the Total Revolving Credit Commitment shall have been terminated) computed at a rate for each day equal to the Applicable Commitment Fee Rate for such day on the daily average Unutilized Revolving Credit Commitment of such Lender. Accrued Commitment Fees shall be due and payable quarterly in arrears on the last Business Day of each February, May, August and November of each year, and on the Revolving Loan Maturity Date (or upon such earlier date as the Total Revolving Credit Commitment is terminated). Notwithstanding anything to the contrary contained in the immediately preceding sentence, (i) the Commitment Fee shall be 1/2 of 1% per annum at any time when an Event of Default shall exist and (ii) the Commitment Fee shall be 1/2 of 1% per annum prior to the date which is six months after the Closing Date.

        (b) The Borrower agrees to pay to the Agent for pro rata distribution to each Revolving Lender (based upon such Lender's Revolving Percentage) a fee in respect of each Letter of Credit issued hereunder (the "Letter of Credit Fee") for the period from and including the date of issuance of such Letter of Credit to and including the termination of such Letter of Credit, computed at a rate per annum equal to the Applicable Eurodollar Rate Margin for Revolving Loans as in effect from time to time on the daily Stated Amount of such Letter of Credit. Accrued Letter of Credit Fees shall be due and payable quarterly in arrears on the last Business Day of each February, May, August and November and upon the first day on or after the termination of the Total Revolving Credit Commitment upon which no Letters of Credit remain outstanding.

        (c) The Borrower agrees to pay to the Agent for the account of the Letter of Credit Issuer a fee in respect of each Letter of Credit (the "Facing Fee"), for the period from and including the date of issuance of such Letter of Credit to and including the termination of such Letter of Credit, computed at a rate per annum equal to 1/8 of 1% per annum on the daily Stated Amount of such Letter of Credit, provided, that in any event the minimum amount of the Facing Fee payable in any 12 month period for each Letter of Credit shall be $500; it being agreed that, on the date of issuance of any Letter of Credit and on each anniversary thereof prior to the termination of such Letter of Credit, if $500 will exceed the amount of Facing Fees that will accrue with respect to such Letter of Credit for the immediately succeeding 12 month period, the full $500 shall be payable on the date of issuance of such Letter of Credit and on each such anniversary thereof prior to the termination of such Letter of Credit. Except as otherwise provided in the proviso to the immediately preceding sentence, accrued Facing Fees shall be due and payable quarterly in arrears on the last Business Day of each February, May, August and November and upon the first day on or after the termination of the Total Revolving Credit Commitment upon which no Letters of Credit remain outstanding.

        (d) The Borrower agrees to pay to the Letter of Credit Issuer, upon each drawing under, issuance of, or amendment to, any Letter of Credit, such amount as shall at the time of such event be the administrative charge which the Letter of Credit Issuer is customarily charging in connection with such occurrence with respect to letters of credit.

        (e) The Borrower agrees to pay to the Agent, for its own account, such other fees as shall have been agreed to by the Borrower and the Agent in that certain fee letter between them dated December 21, 1997, as amended.

     Section 3.02. Voluntary Reduction of Commitments. (a) Upon at least five Business Days' prior written notice to the Agent at its Notice Office (which notice the Agent shall promptly transmit to each of the Lenders), the Borrower shall have the right, at any time or from time to time, without premium or penalty, to terminate the Total Unutilized Revolving Credit Commitment in whole or in part, in integral multiples of $1,000,000 in the case of partial reductions to the Total Unutilized Revolving Credit Commitment, provided that each such reduction shall apply proportionately to permanently reduce the Revolving Credit Commitment of each Revolving Lender.

        (b) As and to the extent provided in Section 12.12(b), the Borrower may, upon five Business Days' prior written notice to the Agent at its Notice Office (which notice the Agent shall promptly transmit to each of the Lenders), require such Lender to assign its entire Revolving Credit Commitment and all Loans, Fees and other amounts owing to such Lender to another Lender or Lenders (which would agree to provide the consent refused by the assignor Lender) pursuant to subsection 12.04(b), if such other Lender or Lenders consent to such assignment, (at which time Annex I shall be deemed modified to reflect such changed amounts), and at such time, such Lender shall no longer constitute a "Lender" for purposes of this Agreement, except with respect to indemnifications under this Agreement (including, without limitation, Sections 1.10, 1.11, 2.06, 4.04,
12.01 and 12.06), which shall survive as to such Lender.

     Section 3.03. Mandatory Adjustments of Commitments, Etc. (a) The Total Commitment shall terminate in its entirety on February 27, 1998 unless the Closing Date has occurred on or before such date.

        (b) Each of the Total A Term Loan Commitment, the Total B Term Loan Commitment and the Total C Term Loan Commitment shall terminate in its entirety on the Closing Date, after giving effect to the making of the respective Term Loans on such date.

        (c) The Total Revolving Credit Commitment (and the Revolving Credit Commitment of each Revolving Lender) shall terminate in their entirety on the earlier of (i) the date on which a Change of Control occurs and (ii) the Revolving Loan Maturity Date.

        (d) From and after payment in full of the Term Loans, on each date upon which a mandatory repayment of Term Loans pursuant to Section 4.02.01.(c), (d),
(e), (f) or (g) would otherwise be required, the Total Revolving Credit Commitment shall be permanently reduced by the amount, if any, required to be applied pursuant to said Sections.

        (e) Each reduction of the Total Revolving Credit Commitment pursuant to this Section 3.03 shall apply proportionately to the Revolving Credit Commitment of each Lender.

SECTION 4. PREPAYMENTS; PAYMENTS

     Section 4.01. Voluntary Prepayments. The Borrower shall have the right to prepay the Loans, without premium or penalty, in whole or in part at any time and from time to time on the following terms and conditions: (i) the Borrower shall give the Agent prior to 12:00 Noon (New York time) at its Notice Office
(x) at least one Business Day's prior irrevocable written notice (or telephonic notice promptly confirmed in writing) of the Borrower's intent to prepay Base Rate Loans (or same day notice in the case of Swingline Loans provided such notice is given prior to 11:00 A.M. (New York time)) and (y) at least three Business Days' prior irrevocable written notice (or telephonic notice promptly confirmed in writing) of the Borrower's intent to prepay Eurodollar Rate Loans, whether A Term Loans, B Term Loans, C Term Loans, Revolving Loans or Swingline Loans shall be prepaid, the amount of such prepayment and the Types of Loans to be prepaid and, in the case of Eurodollar Rate Loans, the specific Borrowing or Borrowings pursuant to which such Eurodollar Rate Loans were made, which notice the Agent shall promptly transmit to each of the Lenders; (ii) each prepayment shall be in an aggregate principal amount of at least $500,000 (or $50,000 in the case of Swingline Loans) and in increments of $100,000 (or $25,000 in the case of Swingline Loans) in excess thereof, provided that if any partial prepayment of Eurodollar Rate Loans made pursuant to any Borrowing shall reduce the outstanding Eurodollar Rate Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount, then such Borrowing may not be continued as a Borrowing of Eurodollar Rate Loans and any selection of an Interest Period with respect thereto given by the Borrower shall have no force or effect; (iii) each prepayment in respect of any Loans made pursuant to a specific Borrowing shall be applied pro rata among such Loans, provided that at the Borrower's election in connection with any prepayment of Revolving Loans pursuant to this Section 4.01, such prepayment shall not be applied to any Revolving Loans of a Defaulting Lender at any time when the aggregate amount of Revolving Loans of any Non-Defaulting Lender exceeds such Non-Defaulting Lender's Revolving Percentage of all Revolving Loans then outstanding; (iv) each prepayment of Term Loans pursuant to this Section 4.01 must consist of a prepayment of A Term Loans (in an amount equal to the A TL Percentage of such prepayment), B Term Loans (in an amount equal to the B TL Percentage of such prepayment) and C Term Loans (in an amount equal to the C TL Percentage of such prepayment); (v) each prepayment of A Term Loans pursuant to this Section 4.01 shall reduce the then remaining Scheduled A Repayments on a pro rata basis (based upon the then remaining principal amount of each such Scheduled A Repayment); (vi) each prepayment of B Term Loans pursuant to this Section 4.01 shall reduce the then remaining Scheduled B Repayments on a pro rata basis

(based upon the then remaining principal amount of each such Scheduled B Repayment); and (vii) each prepayment of C Term Loans pursuant to this Section
4.01 shall reduce the then remaining Scheduled C Repayments on a pro rata basis (based upon the then remaining principal amount of each such Scheduled C Repayment).

     Section 4.02. Mandatory Prepayments and Repayments.

   Section 4.02.01. Mandatory Prepayments and Repayments. (a) If on any date the sum of (I) the aggregate outstanding principal amount of Revolving Loans and Swingline Loans and (II) the aggregate amount of Letter of Credit Outstandings exceeds the Total Revolving Credit Commitment as then in effect, the Borrower shall repay on such date that principal amount of Swingline Loans, and if no Swingline Loans are or remain outstanding, Revolving Loans, in an amount equal to such excess. If, after giving effect to the prepayment of all outstanding Swingline Loans and Revolving Loans, the aggregate amount of the Letter of Credit Outstandings exceeds the Total Revolving Credit Commitment as then in effect, the Borrower shall pay to the Agent at the Payment Office on such date an amount of cash or Cash Equivalents equal to the amount of such excess (up to a maximum amount equal to the Letter of Credit Outstandings at such time), such cash or Cash Equivalents to be held as security for the obligations of the Borrower hereunder in a cash collateral account established by the Agent.

        (b) (i) The Borrower shall be required to repay the principal amount of A Term Loans on each date set forth below in the amount set forth opposite such date below (each such repayment, as the same may be reduced as provided in Sections 4.01 and 4.02.02(b), a "Scheduled A Repayment"):


        SCHEDULED A REPAYMENT DATE                                                 AMOUNT
        the last Business Day in August, 1998                                  $2,500,000.00
        the last Business Day in November, 1998                                 2,500,000.00

        the last Business Day in February, 1999                                 2,500,000.00
        the last Business Day in May, 1999                                      2,500,000.00
        the last Business Day in August, 1999                                   2,500,000.00
        the last Business Day in November, 1999                                 2,500,000.00

        the last Business Day in February, 2000                                 3,750,000.00
        the last Business Day in May, 2000                                      3,750,000.00
        the last Business Day in August, 2000                                   3,750,000.00
        the last Business Day in November, 2000                                 3,750,000.00
        the last Business Day in February, 2001                                 5,000,000.00
        the last Business Day in May, 2001                                      5,000,000.00
        the last Business Day in August, 2001                                   5,000,000.00
        the last Business Day in November, 2001                                 5,000,000.00



        the last Business Day in February, 2002                                 6,250,000.00
        the last Business Day in May, 2002                                      6,250,000.00
        the last Business Day in August, 2002                                   6,250,000.00
        the last Business Day in November, 2002                                 6,250,000.00

        the last Business Day in February, 2003                                 6,250,000.00
        the last Business Day in May, 2003                                      6,250,000.00
        the last Business Day in August, 2003                                   6,250,000.00

        A Term Loan Maturity Date (the last Business Day in November, 2003)     6,250,000.00



       (ii) The Borrower shall be required to repay the principal amount of B Term Loans on each date set forth below in the amount set forth opposite such date below (each such repayment, as the same may be reduced as provided in Sections 4.01 and 4.02.02(b), a "Scheduled B Repayment"):


        SCHEDULED B REPAYMENT DATE                                                 AMOUNT
        the last Business Day in November, 1998                                $100,000.00

        the last Business Day in November, 1999                                 150,000.00

        the last Business Day in November, 2000                                 150,000.00

        the last Business Day in November, 2001                                 150,000.00

        the last Business Day in November, 2002                                 150,000.00

        the last Business Day in November, 2003                                 150,000.00

        the last Business Day in November, 2004                                 150,000.00

        B Term Loan Maturity Date (the last Business Day in August, 2005)    49,000,000.00


      (iii) The Borrower shall be required to repay the principal amount of C Term Loans on each date set forth below in the amount set forth opposite such date below (each such repayment, as the same may be reduced as provided in Sections 4.01 and 4.02.02(b), a "Scheduled C Repayment"):

        SCHEDULED C REPAYMENT DATE                                                 AMOUNT
        the last Business Day in November, 1998                                $100,000.00

        the last Business Day in November, 1999                                 150,000.00

        the last Business Day in November, 2000                                 150,000.00

        the last Business Day in November, 2001                                 150,000.00



        the last Business Day in November, 2002                                 150,000.00

        the last Business Day in November, 2003                                 150,000.00

        the last Business Day in November, 2004                                 150,000.00

        the last Business Day in November, 2005                                 150,000.00

        C Term Loan Maturity Date (the last Business Day                     73,850,000.00
        in August, 2006)


        (c) On the Business Day after the date of receipt thereof by the Borrower and/or any of its Subsidiaries of Cash Proceeds from any Asset Sale, an amount equal to 100% of the Net Cash Proceeds from such Asset Sale shall be applied as a mandatory repayment of principal of the Term Loans (with the A TL Percentage of such amount to be applied as a repayment of the A Term Loans, the B TL Percentage of such amount to be applied as a repayment of the B Term Loans and the C TL Percentage of such amount to be applied as a repayment of the C Term Loans, in each case subject to modification of such application as set forth in Section 4.02.03), provided that with respect to no more than $25,000,000 in the aggregate of such Net Cash Proceeds in any fiscal year of the Borrower, such Net Cash Proceeds shall not be required to be so applied on such date to the extent that no Default or Event of Default then exists and the Borrower delivers a certificate to the Agent on or prior to such date stating that such Net Cash Proceeds shall be used to purchase assets used or to be used in the businesses referred to in Section 8.16, within 270 days following the date of such Asset Sale (which certificate shall set forth the estimates of the proceeds to be so expended), and provided further, that if all or any portion of such Net Cash Proceeds not so applied to the repayment of Term Loans are not so used within such 270 day period, such remaining portion shall be applied on the last day of such period as a mandatory repayment of principal of outstanding Term Loans as provided above in this Section 4.02.01(c).

        (d) On the Business Day after the date of the receipt thereof by the Borrower and/or any of its Subsidiaries, an amount equal to 100% of the cash proceeds (net of underwriting discounts and commissions and other reasonable costs associated therewith) of the incurrence of Indebtedness by the Borrower and/or any of its Subsidiaries (other than Indebtedness permitted to be incurred by Section 8.04 as such section is in effect on the date hereof) shall be applied as a mandatory repayment of principal of the Term Loans (with the A TL Percentage of such amount to be applied as a repayment of the A Term Loans, the B TL Percentage of such amount to be applied as a repayment of the B Term Loans and the C TL Percentage of such amount to be applied as a repayment of the C Term Loans, in each case subject to modification of such application as set forth in Section 4.02.03).

        (e) On the Business Day after the date of the receipt thereof by the Borrower and/or any of its Subsidiaries, an amount equal to 50% of the cash proceeds (net of underwriting discounts and commissions and other reasonable costs associated therewith) of the issuance or sale of equity securities by the Borrower and/or any of its Subsidiaries shall be applied as a mandatory repayment of principal of the Term Loans (with the A TL Percentage of such amount to be applied as a repayment of the A Term Loans, the

B TL Percentage of such amount to be applied as a repayment of the B Term Loans and the C TL Percentage of such amount to be applied as a repayment of the C Term Loans, in each case subject to modification of such application as set forth in Section 4.02.03).

        (f) On each Excess Cash Payment Date, an amount equal to 60% of Excess Cash Flow of the Borrower and its Subsidiaries for the most recent Excess Cash Flow Period ending prior to such Excess Cash Payment Date shall be applied as a mandatory repayment of principal of the Term Loans (with the A TL Percentage of such amount to be applied as a repayment of the A Term Loans, the B TL Percentage of such amount to be applied as a repayment of the B Term Loans and the C TL Percentage of such amount to be applied as a repayment of the C Term Loans, in each case subject to modification of such application as set forth in
Section 4.02.03).

        (g) Within 10 days following each date on which the Borrower or any of its Subsidiaries receives any proceeds from any Recovery Event, an amount equal to 100% of the proceeds of such Recovery Event (net of reasonable costs and taxes incurred in connection with such Recovery Event) shall be applied as a mandatory repayment of principal of the Term Loans (with the A TL Percentage of such amount to be applied as a repayment of the A Term Loans, the B TL Percentage of such amount to be applied as a repayment of the B Term Loans and the C TL Percentage of such amount to be applied as a repayment of the C Term Loans, in each case subject to modification of such application as set forth in
Section 4.02.03), provided that so long as no Default or Event of Default then exists and the requirements of the Security Documents have been satisfied, such proceeds shall not be required to be so applied on such date to the extent that the Borrower has delivered a certificate to the Agent on or prior to such date stating that such proceeds shall be used to replace or restore any properties or assets in respect of which such proceeds were paid within 360 days following the date of the receipt of such proceeds (which certificate shall set forth the estimates of the proceeds to be so expended), and provided further, that if all or any portion of such proceeds not required to be applied to the repayment of Term Loans pursuant to the preceding proviso are not so used within 360 days after the date of the receipt of such proceeds, such remaining portion shall be applied on the last day of such period as a mandatory repayment of principal of the Term Loans as provided above in this Section 4.02.01(g).

        (h) Notwithstanding anything to the contrary contained elsewhere in this Agreement, (i) all then outstanding Swingline Loans shall be repaid in full on the Swingline Expiry Date and (ii) all other then outstanding Loans of the respective Facility shall be repaid in full on the Maturity Date for such Facility.

   Section 4.02.02. Application. (a) Any amount required to be applied to A Term Loans, B Term Loans or C Term Loans, as the case may be, shall apply to the repayment of the outstanding principal amount of A Term Loans, B Term Loans and C Term Loans, respectively, of the respective Facility.

        (b) All repayments of A Term Loans, B Term Loans and C Term Loans pursuant to Section 4.02.01(c), (d), (e), (f) or (g) shall be applied to reduce the then remaining

Scheduled Repayments of the respective Facility pro rata based on the sum of the then remaining Scheduled Repayments of the respective Facility.

        (c) With respect to each repayment of Loans required by this Section 4.02, the Borrower may designate the Types of Loans which are to be repaid and the specific Borrowing(s) under the affected Facility pursuant to which such Borrowing(s) was/were made; provided that (i) Eurodollar Rate Loans made pursuant to a specific Facility may be designated for repayment pursuant to this
Section 4.02 only on the last day of an Interest Period applicable thereto unless all Eurodollar Rate Loans made pursuant to such Facility with Interest Periods ending on such date of required prepayment and all Base Rate Loans made pursuant to such Facility have been paid in full; (ii) if early repayment of Eurodollar Rate Loans made pursuant to a single Borrowing shall reduce the outstanding Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount, such Borrowing shall be immediately converted into Base Rate Loans; and (iii) each repayment of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans; provided that no repayment pursuant to Section 4.02.01(a) shall be applied to any Revolving Loans of a Defaulting Lender at any time when the aggregate amount of the Revolving Loans of any Non-Defaulting Lender exceeds such Non-Defaulting Lender's Revolving Percentage of Revolving Loans then outstanding. In the absence of a designation by the Borrower as described in the preceding sentence, the Agent shall, subject to the above, make such designation in its sole discretion.

   Section 4.02.03. Waiver of Certain Mandatory Repayments by B Lenders and C Lenders. Notwithstanding anything to the contrary contained in this Section 4.02 or elsewhere in this Agreement (including, without limitation, in Section 12.12), Lenders with outstanding B Term Loans (the "B Lenders") or outstanding C Term Loans (the "C Lenders") may waive a mandatory repayment of such Loans pursuant to Section 4.02.01(c), (d), (e), (f) and/or (g) (each such repayment, a "Waivable Mandatory Repayment") upon the terms and provisions set forth in this
Section 4.02.03. The Borrower shall give to the Agent written irrevocable notice of its intention to make a Waivable Mandatory Repayment at least five Business Days prior to such repayment, which notice the Agent shall promptly forward to all B Lenders and C Lenders (indicating in such notice the amount of such repayment to be applied to each such Lender's outstanding Term Loans under such Facilities). Any B Lender and C Lender may waive all or any part of any such Waivable Mandatory Repayment. In the event any such B Lender or C Lender desires to waive such Lender's right to receive any such Waivable Mandatory Repayment in whole or in part, such Lender shall so advise the Agent no later than the close of business two Business Days after the date of such notice from the Agent, which notice shall also include the amount such Lender desires to receive in respect of such repayment. If any Lender does not reply to the Agent within the two Business Days, it will be deemed not to have waived any part of such repayment. If any Lender does not specify an amount it wishes to receive, it will be deemed to have accepted 100% of the total payment. In the event that any such Lender waives all or part of such right to receive any such Waivable Mandatory Repayment, the Agent shall apply 100% of the amount so waived by such Lender to the A Term Loans in accordance with Section 4.02.02. From and after payment in full of the A Term Loans and, if any B Lender or C Lender waives all or any part of a Waivable Mandatory

Repayment, 100% of the principal amount of the Waivable Mandatory Repayment so waived shall be applied to (i) permanently reduce the Total Revolving Credit Commitment until the Total Revolving Credit Commitment is reduced to $100,000,000 (the Borrower shall repay all the Revolving Loans in excess of such Commitment as so reduced) and (ii) thereafter, repay the outstanding Revolving Loans, if any, without reducing the Total Revolving Credit Commitment.


     Section 4.03. Method and Place of Payment. Except as otherwise specifically provided herein, all payments under this Agreement or any Note shall be made to the Agent for the account of the Lender or Lenders entitled thereto no later than 12:00 Noon (New York time) on the date when due and shall be made in U.S. Dollars in immediately available funds at the Agent's Payment Office. Any payments under this Agreement which are made later than 12:00 Noon (New York time) shall be deemed to have been made on the next succeeding Business Day. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension.

     Section 4.04. Net Payments. (a) All payments made by the Borrower hereunder or under any Note will be made without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Borrower and without setoff, counterclaim or other defense or deduction of any nature. Except as provided in
Section 4.04(b), all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, in the case of each Lender and the Agent, except as provided in the second succeeding sentence, any tax imposed on or measured by the net income or profits pursuant to the laws of the jurisdiction in which such Lender or the Agent (as the case may be) is organized or any subdivision thereof or therein and, in the case of each Lender, any tax imposed on or measured by the net income or profits pursuant to the laws of the jurisdiction in which the principal office or applicable lending office of such Lender is located or any subdivision thereof or therein) and all interest, penalties or similar liabilities with respect thereto (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). If any Taxes are so levied or imposed, the Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note. If any amounts are payable in respect of Taxes pursuant to the preceding sentence, the Borrower agrees to reimburse each Lender, upon the written request of such Lender, for taxes imposed on or measured by the net income or profits of such Lender pursuant to the laws of the jurisdiction in which such Lender is organized or the jurisdiction in which the principal office or applicable lending office of such Lender is located or under the laws of any political subdivision or taxing authority of any such jurisdiction in which such Lender is organized or the jurisdiction in which such Lender is organized or the jurisdiction in which the principal office or applicable lending office of such Lender is located and for any withholding of taxes as such Lender shall determine are payable by, or withheld from, such Lender in respect of such amounts so paid to or on behalf of such Lender pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of such Lender pursuant to this sentence. The Borrower will furnish to the Agent within 30 days after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by the Borrower. The Borrower agrees to indemnify and hold harmless each Lender, and reimburse such Lender upon its written request, for the amount of any Taxes so levied or imposed and paid by such Lender.

        (b) Each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) agrees to deliver to the Borrower and the Agent on or prior to the Closing Date, or in the case of a Lender that is an assignee or transferee of an interest under this Agreement pursuant to
Section 1.13 or 12.04 (unless the respective Lender was already a Lender hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Lender, (i) two accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001 (or successor forms) certifying to such Lender's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note, or (ii) if the Lender is not a "bank" within the meaning of
Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form 1001 or 4224 pursuant to clause (i) above, (x) a certificate substantially in the form of Exhibit E (any such certificate, a "Section 4.04(b)(ii) Certificate") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8 (or successor form) certifying to such Lender's entitlement to a complete exemption from United States withholding tax with respect to payments of interest to be made under this Agreement and under any Note. In addition, each Lender agrees that from time to time after the Closing Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, it will deliver to the Borrower and the Agent two new accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001, or Form W-8 and a
Section 4.04(b)(ii) Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Lender to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement and any Note, or it shall immediately notify the Borrower and the Agent of its inability to deliver any such Form or Certificate, in which case such Lender shall not be required to deliver any such Form or Certificate. Notwithstanding anything to the contrary contained in
Section 4.04(a), but subject to Section 12.04(b) and the immediately succeeding sentence, (x) the Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, fees or other amounts payable hereunder for the account of any Lender which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes to the extent that such Lender has not provided to the Borrower U.S. Internal Revenue Service Forms that establish a complete exemption from such deduction or withholding and (y) the Borrower shall not be obligated pursuant to Section 4.04(a) to gross-up payments to be made to a Lender in respect of income or similar taxes imposed by the United States if (I) such Lender has not provided to the Borrower the Internal Revenue Service Forms or other certificates and documents required to be provided to the Borrower pursuant to this Section 4.04(b) or (II) in the case of a payment, other than interest, to a Lender described in clause
(ii) above, to the extent that such Forms do not establish a complete exemption from withholding of such taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 4.04 and except as set forth in Section 12.04(b), the Borrower agrees to pay additional amounts and to indemnify each Lender in the manner set forth in Section 4.04(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any amounts deducted or withheld by it as described in the immediately preceding sentence as a result of any changes after the Closing Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of income or similar Taxes.

     Section 4.05. Application After Event of Default. Notwithstanding any other provisions of this Credit Agreement, after the occurrence and during the continuance of an Event of Default, all amounts collected or received by the Agent or any Lender on account of amounts outstanding under any of the Credit Documents or in respect of the Collateral shall be paid over or delivered as follows:

               FIRST, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation reasonable attorneys' fees) of the Agent in connection with enforcing the rights of the Lenders under the Credit Documents and any protective advances made by the Agent with respect to the Collateral under or pursuant to the terms of the Credit Documents;

               SECOND, to the payment of all reasonable costs and expenses (including without limitation reasonable attorneys' fees and allocated cost of in-house attorneys), of each of the Lenders in connection with enforcing its rights under the Credit Documents;

               THIRD, to the payment of all accrued fees and interest payable to the Lenders, the Agent or the Letter of Credit Issuer hereunder;

               FOURTH, to the payment of the outstanding principal amount of the Loans and Unpaid Drawings under Letters of Credit, to the payment or cash collateralization of the outstanding Letter of Credit Outstandings and to any amounts owing under Interest Rate Protection Agreements with any Lenders or any Affiliate thereof, pro rata as set forth below;

               FIFTH, to all other obligations which shall have become due and payable under the Credit Documents and not repaid pursuant to clauses "FIRST" through "FOURTH" above; and

               SIXTH, to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus.

In carrying out the foregoing, (a) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; (b) each of the Lenders shall receive an amount equal to its pro rata share (based on the proportion that the then outstanding Loans, Letter of Credit Outstandings and obligations under Interest Rate Protection Agreements held by such Lender bears to the aggregate then outstanding Loans, Letter of Credit Outstandings and obligations under Interest Rate Protection Agreements) of amounts available to be applied pursuant to clauses "SECOND," "THIRD," "FOURTH," and "FIFTH" above; and (c) to the extent that any amounts available for distribution pursuant to clause "FOURTH" above are attributable to the issued but undrawn amount of outstanding Letters of Credit, such amounts shall be held by the Agent in a cash collateral account and applied (x) first, to reimburse the Letter of Credit Issuer from time to time for any drawings under such Letters of Credit and (y) then, following the expiration of all Letters of Credit, to all other obligations of the types described in clauses "FIRST" and "FIFTH" above in the manner provided in this Section 4.05.

SECTION 5. CONDITIONS PRECEDENT.

     Section 5.01. Conditions to Closing Date and Credit Events on the Closing Date. The obligation of each Lender to make each Loan to the Borrower hereunder, the obligation of the Letter of Credit Issuer to issue each Letter of Credit hereunder and of the Existing Letters of Credit becoming Letters of Credit hereunder, in each case on the Closing Date, is subject, at the time of each such Credit Event, to the satisfaction of the following conditions:

        (a) Execution of Agreement; Notes. On or prior to the Closing Date, (i) this Agreement shall have been executed and delivered to the Agent and (ii) there shall have been delivered to the Agent for the account of each Lender the appropriate A-Term Note, B-Term Note, C-Term Note and Revolving Note, if any, and to ABN AMRO, the Swingline Note, in each case executed by the Borrower and in the amount, maturity and as otherwise provided herein.

        (b) Officer's Certificate. On the Closing Date, the Agent shall have received a certificate dated such date signed by an appropriate officer of the Borrower stating that all of the applicable conditions set forth in Sections 5.01(e), (f), (g) and 5.02(a) exist as of such date.

        (c) Opinions of Counsel. On the Closing Date, the Agent shall have received opinions, addressed to the Agent and each of the Lenders and dated the Closing Date, from (i) Howard, Darby & Levin, counsel to the Credit Parties, which opinion shall cover the matters contained in Exhibit F and (ii) subject to
Section 7.09(i), local and other counsel to the Credit Parties and/or the Agent reasonably satisfactory to the Agent, which opinions shall cover such matters incident to the transactions contemplated herein and in the other Credit Documents as the Agent may request and shall be in form and substance reasonably satisfactory to the Agent. In addition, on the Closing Date, the Agent shall have received copies of the opinions delivered pursuant to the Merger Agreement, which shall be in form and substance reasonably satisfactory to the Agent.

        (d) Corporate Proceedings. (i) On the Closing Date, the Agent shall have received from each Credit Party a certificate, dated the Closing Date, signed by the chairman, a vice chairman, the president or any vice-president of such Credit Party, and attested to by the secretary or any assistant secretary of such Credit Party, in the form of Exhibit G with appropriate insertions or in another form approved by the Agent and executed and attested by such officers acceptable to the Agent, together with copies of the certificate of incorporation and by-laws of such Credit Party and the resolutions of such Credit Party referred to in such certificate and all of the foregoing (including each such certificate of incorporation and by-laws) shall be reasonably satisfactory to the Agent.

       (ii) On the Closing Date, all corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement and the Merger Agreement and the other Documents to be consummated on and as of the Closing Date shall be satisfactory in form and substance to the Agent and the Required Lenders, and the Agent shall have received all information and copies of all certificates, documents and papers, including good standing certificates, bring-down certificates and any other records of corporate proceedings and governmental approvals, if any, which the Agent reasonably may have requested in connection therewith, such documents and papers, where appropriate, to be certified by proper corporate or governmental authorities.

        (e) Adverse Changes Etc. Since November 30, 1997, nothing shall have occurred that has had or could be expected to have a material adverse effect on the rights or remedies of the Agent or the Lenders, or on the ability of the Borrower to perform its respective obligations to the Agent, Letter of Credit Issuer and the Lenders or which has, or could be expected to have, a Material Adverse Effect. Since November 30, 1997, nothing shall have occurred that has had or could be expected to have a material adverse effect on the business, properties, assets, liabilities or financial condition of Holdings and its Subsidiaries taken as a whole, except as set forth in Schedule 6.05.

        (f) Litigation. On the Closing Date, there shall be no actions, suits proceedings or investigations pending or threatened (i) with respect to this Agreement or any other Document or (ii) which the Agent or the Agent and the Required Lenders shall determine could reasonably be expected to (x) have a Material Adverse Effect or (y) have a material adverse effect on the Transaction, the rights or remedies of the Lenders or the Agent hereunder or under any other Credit Document or on the ability of any Credit Party to perform its respective obligations to the Lenders or the Agent hereunder or under any other Credit Document or prospects of the Borrower or of the Borrower and its Subsidiaries taken as a whole.

        (g) Approvals. On or prior to the Closing Date, all necessary governmental (domestic and foreign) and third party approvals in connection with the Transaction, the transactions contemplated by the Documents and otherwise referred to herein or therein shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon the consummation of the Transaction, the transactions contemplated by the Documents and otherwise referred to herein or therein.

Additionally, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon the consummation of the Transaction or the making of Loans or the issuance of the Letters of Credit.

        (h) Security Documents. (i) On the Closing Date, Holdings shall have duly authorized, executed and delivered the Holdings Guaranty in the form of Exhibit H (as modified, amended or supplemented from time to time in accordance with the terms thereof and hereof, the "Holdings Guaranty") and each of the Borrower's Domestic Subsidiaries (except Immaterial Subsidiaries), shall have duly authorized, executed and delivered the Subsidiary Guaranty in the form of
Exhibit I (as modified, amended or supplemented from time to time in accordance with the terms thereof and hereof, the "Subsidiary Guaranty").

       (ii) On the Closing Date, Holdings shall have duly authorized, executed and delivered the Holdings Pledge Agreement in the form of Exhibit J (as modified, amended or supplemented from time to time in accordance with the terms thereof and hereof, the "Holdings Pledge Agreement") and shall have delivered to the Collateral Agent for the benefit of Secured Creditors, as pledgee thereunder, all of the Pledged Securities referred to therein, accompanied by executed and undated stock powers, and the Holdings Pledge Agreement shall be in full force and effect. On the Closing Date, the Borrower, Eagle-Picher Development Company, Inc. and Eagle-Picher Minerals, Inc. shall have duly authorized, executed and delivered the Borrower and Subsidiary Pledge Agreement in the form of Exhibit K (as modified, amended or supplemented from time to time in accordance with the terms thereof and hereof, the "Borrower and Subsidiary Pledge Agreement") and shall have delivered to the Collateral Agent for the benefit of Secured Creditors, as pledgee thereunder, all of the Pledged Securities referred to therein, accompanied by executed and undated stock powers, and the Borrower and Subsidiary Pledge Agreement shall be in full force and effect.

      (iii) On the Closing Date, the Borrower and each of its Domestic Subsidiaries (except Immaterial Subsidiaries), shall have duly authorized, executed and delivered the Security Agreement in the form of Exhibit L (as modified, amended or supplemented from time to time in accordance with the terms thereof and hereof, the "Security Agreement") covering all of the Security Agreement Collateral, together with:

               (A) executed copies of Financing Statements (Form UCC-1) or appropriate local equivalent in appropriate form for filing under the UCC or appropriate local equivalent of each jurisdiction as may be necessary to perfect the security interests purported to be created by the Security Agreement;

               (B) certified copies of Requests for Information or Copies (Form UCC-11), or equivalent reports, each of a recent date listing all effective financing statements that name the Borrower or any of its Domestic Subsidiaries as debtor and that are filed in the jurisdictions referred to in clause (A) above or as otherwise identified by the Agent, together with copies of such financing statements that name the Borrower or any of its Domestic Subsidiaries as debtor (none of which shall cover the Collateral

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



        except (x) those with respect to which appropriate termination statements executed by the secured lender thereunder have been delivered to the Agent and (y) to the extent evidencing Permitted Liens);

               (C) evidence of the completion of all other recordings and filings of, or with respect to, the Security Agreement as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable, to perfect the security interests in the Security Agreement Collateral purported to be created by the Security Agreement; and

               (D) evidence that all other actions necessary or, in the reasonable opinion of the Collateral Agent, desirable, to perfect the security interests in the Security Agreement Collateral purported to be created by the Security Agreement have been taken;

and the Security Agreement and such Financing Statements shall be in full force and effect.

        (i) Mortgages; Title Insurance; Surveys. (A) On the Closing Date, the Collateral Agent shall have received fully executed counterparts of deeds of trust, mortgages and similar documents in each case in form and substance reasonably satisfactory to the Agent (as amended, modified or supplemented from time to time in accordance with the terms thereof and hereof, each a "Mortgage" and, collectively, the "Mortgages") with respect to each of the Mortgaged Properties, subject to Section 7.09(j), and arrangements reasonably satisfactory to the Agent shall be in place to provide that counterparts of such Mortgages shall be recorded on or promptly after the Closing Date in all places to the extent necessary or desirable, in the judgment of the Collateral Agent, effectively to create a valid and enforceable first priority mortgage Lien, subject to Permitted Liens, (but subject to Section 7.09(k)) on each such Mortgaged Property in favor of the Collateral Agent (or such other trustee as may be required or desired under local law) for the benefit of the Secured Creditors.

               (B) On the Closing Date, the Collateral Agent shall have received mortgagee title insurance policies, which may be in the form of marked-up countersigned commitments (the "Mortgage Policies"), with respect to each of the Mortgaged Properties, subject to Section 7.09(i) issued by title insurers satisfactory to the Agent (the "Title Insurers") in amounts equal to fair market value thereof or otherwise reasonably satisfactory to the Agent and assuring the Collateral Agent that the Mortgages referred to in paragraph (A) above are valid and enforceable first priority mortgage Liens on the respective Mortgaged Properties, free and clear of all defects and encumbrances except Permitted Liens. Such Mortgage Policies shall be in form and substance satisfactory to the Agent and (i) shall include (to the extent available in the respective jurisdiction of each such Mortgaged Property) an endorsement for future advances under this Agreement, the Notes and the Mortgages, and endorsements for such other matters that the Agent in its discretion may request, (ii) shall not include an exception for mechanics' liens, and (iii) shall provide for affirmative insurance and such reinsurance (including direct access agreements) as the Agent in its discretion may reasonably request.

        (j) Existing Indebtedness Agreements; Shareholders' Agreements; Management Agreements; and Leases. On or prior to the Closing Date, there shall have been delivered to the Agent copies, certified as true and correct by an appropriate officer of the Borrower, of:

               (i) all agreements evidencing or relating to the Existing Indebtedness that are to remain in effect after giving effect to the consummation of the Transaction (collectively, the "Existing Indebtedness Agreements");

              (ii) all agreements entered into by the Borrower or any of its Subsidiaries governing the terms and relative rights of its capital stock, and any agreements entered into by shareholders relating to any such entity with respect to their capital stock, in each case that are to remain in effect after giving effect to the consummation of the Transaction (collectively, the "Shareholders' Agreements");

             (iii) any material agreements (or the forms thereof) with members of, or with respect to, the management of the Borrower or any of its Subsidiaries that are to remain in effect after giving effect to the consummation of the Transaction (collectively, the "Management Agreements");

              (iv) Senior Subordinated Note Documents and documents relating to the Holdings Preferred Stock and the Exchange Debentures; and

              (v) all agreements relating to the material leases of the Borrower and its Subsidiaries (collectively, the "Lease Agreements");

all of which Existing Indebtedness Agreements, Shareholders' Agreements, Management Agreements, Senior Subordinated Note Documents and Lease Agreements shall be in form and substance satisfactory to the Agent and shall be in full force and effect on the Closing Date.

        (k) Solvency Certificate; Evidence of Insurance. On the Closing Date, the Agent shall have received:

               (i) a solvency certificate from the Borrower, addressed to the Agent and each of the Lenders and dated the Closing Date and certifying, that, after giving effect to the Transaction and the incurrence of all financings contemplated herein, the Borrower (on a stand alone basis) and the Borrower and its Subsidiaries (taken as a whole) are not insolvent and will not be rendered insolvent by the indebtedness incurred in connection herewith, will not be left with unreasonably small capital with which to engage in their respective businesses and will not have incurred debts beyond their ability to pay such debts as they mature and become due; and

              (ii) evidence of insurance complying with the requirements of
        Section 7.03 for the business and properties of the Borrower and its Subsidiaries, in scope, form and substance reasonably satisfactory to the Agent and naming the Collateral Agent as an additional insured and/or loss payee, and stating that such insurance shall not be cancelled or revised without at least 30 days' (or 10 days' in the case of non-payment of premium) prior written notice by the insurer to the Collateral Agent.

        (l) Pro Forma Balance Sheet and Sources and Uses of Proceeds. On or prior to the Closing Date, there shall have been delivered to the Agent, (i) an unaudited pro forma consolidated balance sheet of the Borrower and its Subsidiaries as of the Closing Date after giving effect to the Transaction and prepared in accordance with GAAP, together with a related statement of operations and (ii) a certificate of sources and uses of proceeds to be used to consummate the Transaction which pro forma balance sheets and statement of operations and certificates shall be reasonably satisfactory in form and substance to the Agent and the Required Lenders.

        (m) Projections. On or prior to the Closing Date, the Lenders shall have received the financial projections (the "Projections"), which include the projected results of the Borrower and its Subsidiaries for the five fiscal years ending after the Closing Date.

        (n) Existing Indebtedness. On the Closing Date and after giving effect to the Transaction to be consummated on the Closing Date and the Loans incurred, and the Letters of Credit issued, on the Closing Date, neither the Borrower nor any of its Subsidiaries shall have any preferred stock or Indebtedness outstanding except for the Obligations, the Senior Subordinated Notes and the Existing Indebtedness of the Borrower. On and as of the Closing Date, all of the Existing Indebtedness of the Borrower shall remain outstanding after giving effect to the Transaction to be consummated on the Closing Date and the other transactions contemplated hereby without any default or event of default existing thereunder or arising as a result of the Transaction and the other transactions contemplated hereby, and there shall not be any amendments or modifications to the Existing Indebtedness Agreements other than as requested or approved by the Agent or the Required Lenders. On and as of the Closing Date, the Agent and the Required Lenders shall be satisfied with the amount of and the terms and conditions of all Existing Indebtedness.

        (o) Consummation of the Transaction. (i) On the Closing Date, the Merger shall have been consummated in accordance with the Merger Documents and all applicable laws, and each of the conditions precedent to the consummation of the Merger (including, without limitation, the accuracy in all material respects of the representations and warranties contained in the Merger Agreement) shall have been satisfied and no material provision of the Merger Documents shall have been waived, amended, supplemented or otherwise modified, except in each case with the consent of the Agent and the Required Lenders, to the satisfaction of the Agent and the Required Lenders. The aggregate consideration to be received by the shareholder of the Borrower in connection with the Merger shall consist of cash in the amount of $410,000,000 (plus interest thereon less transaction expenses) as provided in the Merger Agreement.

       (ii) On or prior to the Closing Date, the Borrower shall have received (in the case of clauses (B) and (C) below, by contribution from Holdings) gross cash proceeds of not less than:

               (A) $219,639,200 from the issuance and sale of Senior Subordinated Notes;

               (B) $80,000,000 from the issuance and sale of Holdings Preferred Stock; and

               (C) $100,000,000 from the issuance and sale of Holdings Common Stock,

in each case on the terms and conditions satisfactory to the Agent.

      (iii) On or prior to the Closing Date, there shall have been delivered to the Agent true and correct copies of all Documents entered into on or prior to such date in connection with the Transaction, and all of the terms and conditions of such Documents, as well as the structure of the Transaction and the ownership interests in the Borrower prior to and after giving effect to the Transaction, shall be in form and substance reasonably satisfactory to the Agent and the Required Lenders.

       (iv) On the Closing Date, the Agent shall have received evidence in form, scope and substance reasonably satisfactory to it that the matters set forth in
Section 5.01(o)(i) and (ii) have been satisfied on such date.

        (p) Payment of Fees. On the Closing Date, all costs, fees and expenses, and all other compensation contemplated by this Agreement, due to the Agent or the Lenders (including, without limitation, certain fees as agreed to between the Agent and the Borrower in that certain fee letter between them dated December 21, 1997, as amended and legal fees and expenses) shall have been paid to the extent due and the Agent is hereby authorized to deduct and pay such amounts from the disbursement of proceeds on the Closing Date.

        (q) Indebtedness. All Indebtedness of the Credit Parties and their Subsidiaries (other than Existing Indebtedness) shall be repaid in full and all commitments and loans relating thereto shall have been terminated and extinguished.

     Section 5.02. Conditions to Each Credit Event. The occurrence of the Closing Date and the obligation of each Lender to make Loans (including Loans made on the Closing Date, but excluding Mandatory Borrowings made thereafter, which shall be made as provided in Section 1.01.03), and the obligation of the Letter of Credit Issuer to issue (or cause to be deemed issued hereunder) any Letter of Credit, is subject, at the time of each such Credit Event (except as hereinafter indicated), to the satisfaction of the following conditions:

        (a) No Default; Representations and Warranties. At the time of each Credit Event and also after giving effect thereto (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained herein and in the other Credit Documents in effect at such time shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Credit Event, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

        (b) Notice of Borrowing; Letter of Credit Request. The Agent shall have received a Notice of Borrowing satisfying the requirements of Section 1.03 with respect to each incurrence of Loans; and the Agent and the Letter of Credit Issuer shall have received a Letter of Credit Request satisfying the requirements of Section 2.03 with respect to each issuance of a Letter of Credit.

        The occurrence of the Closing Date and the acceptance of the benefits of each Credit Event shall constitute a representation and warranty by each Credit Party to the Agent and each of the Lenders that all of the applicable conditions specified above shall have been satisfied or waived as of the date of such Credit Event. All of the Notes, certificates, legal opinions and other documents and papers referred to in this Section 5 unless otherwise specified, shall be delivered to the Agent at its Notice Office for the account of each of the Lenders and, except for the Notes, in sufficient counterparts for each of the Lenders and shall be reasonably satisfactory in form and substance to the Agent and the Required Lenders.

     Section 5.03. Determinations under Section 5.01. For purposes of determining compliance with the conditions specified in Section 5.01, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Agent responsible for the transactions contemplated by this Agreement shall have received notice from such Lender prior to the date that the Borrower, by notice to the Lenders, designates as the proposed Closing Date, specifying its objection thereto. The Agent shall promptly notify the Lenders of the occurrence of the Closing Date.

SECTION 6. REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

        In order to induce the Lenders to enter into this Agreement and to make the Loans, and issue or deemed issued hereunder (and participate in) the Letters of Credit as provided herein, the Borrower makes the following representations, warranties and agreements, in each case after giving effect to the consummation of the Transaction on the Closing Date, all of which shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans and issuance of the Letters of Credit, with the occurrence of the Closing Date and the occurrence of each Credit Event on or after the Closing Date being deemed to constitute a representation and warranty that the matters specified in this
Section 6 are true and correct in all material respects on and as of the Closing Date and on the date of each such Credit Event (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

     Section 6.01. Corporate Status. Each of the Credit Parties and its Subsidiaries (i) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its incorporation, (ii) has the power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified as a foreign corporation and in good standing in each jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualification except where the failure to be so qualified could not reasonably be expected to have a material adverse effect on the business, properties, assets, liabilities or financial condition of each of the Credit Parties or of the Credit Parties and their Subsidiaries taken as a whole.

     Section 6.02. Corporate Power and Authority. Each of the Credit Parties has the corporate power and authority to execute, deliver and perform the terms and provisions of each of the Credit Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance by it of each of such Credit Documents. Each of the Credit Parties has duly executed and delivered each of the Credit Documents to which it is a party, and each of such Credit Documents constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

     Section 6.03. No Violation. Neither the execution, delivery or performance by each of the Credit Parties of the Credit Documents to which it is a party, nor compliance by it with the terms and provisions thereof, nor the consummation of the transactions contemplated herein or therein (i) will contravene any material provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality (including, without limitation, the Confirmation Order and the Plan of Reorganization), (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or (other than pursuant to the Security Documents) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Credit Parties or any of their Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other material agreement, contract or instrument to which any of the Credit Parties or any of their Subsidiaries is a party or by which it or any of its property or assets are bound or to which it may be subject (except that, as of the Closing Date, the Borrower has not obtained certain consents required in connection with the Merger, as set forth in Schedule 6.03) or (iii) will violate any provision of the certificate of incorporation or by-laws (or the equivalent charter documents) of the Credit Parties or any of their Subsidiaries.

     Section 6.04. Governmental Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made on or prior to the Closing Date and which remain in full force and effect), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of any Credit Document, (ii) the legality, validity, binding effect or enforceability of any Credit Document or (iii) the consummation of the Transaction.

     Section 6.05. Financial Statements; Financial Conditions; Undisclosed Liabilities, etc.

        (a) The audited consolidated statements of financial condition of EPII and its Subsidiaries at November 30, 1997, and the related consolidated statements of income and retained earnings and cash flows of EPII and its Subsidiaries for the fiscal year ended on such date, and heretofore furnished to the Lenders present fairly in all material respects the consolidated financial condition of EPII and its Subsidiaries at the date of such statements of financial condition and the consolidated results of the operations of EPII and its Subsidiaries at the date of such statements of financial condition and the consolidated results of the operations of EPII and its Subsidiaries for such fiscal year. All such financial statements have been prepared in accordance with GAAP consistently applied (except as set forth in the notes to such financial statements). Except as set forth in Schedule 6.05, since November 30, 1997, there has been no material adverse change in the business, property, assets, liabilities or financial condition of EPII or of EPII and its Subsidiaries taken as a whole.

        (b) Except as fully reflected in the financial statements delivered pursuant to Section 6.05(a) and as specifically noted on Schedule 6.19 and the Indebtedness incurred under this Agreement, there are as of the Closing Date no material liabilities or obligations (excluding current obligations incurred in the ordinary course of business) with respect to the Borrower or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due), and the Borrower or any of its Subsidiaries does not know of any basis for the assertion against the Borrower or any of its Subsidiaries of any such liability or obligation which, either individually or in aggregate, are or would be reasonably likely to be material to the Borrower or to the Borrower and its Subsidiaries taken as a whole.

        (c) On and as of the Closing Date, the Projections previously delivered to the Agent and the Lenders are based on good faith estimates and assumptions made by the management of the Borrower and its Subsidiaries and on the Closing Date, such management believes that the Projections are reasonable and attainable, it being recognized by the Lenders, however, that projections as to future events are not to be viewed as facts and that the actual results during the period or periods covered by the Projections probably will differ from the projected results and that the differences may be material.

        (d) On and as of the Closing Date, on a pro forma basis after giving effect to the Transaction consummated on or prior to the Closing Date and to all Indebtedness (including the Loans and the Letters of Credit) being incurred, assumed or guaranteed in connection therewith, (a) the sum of the assets, at a fair valuation, of the Borrower (on a stand-alone basis) and the Borrower and its Subsidiaries (taken as a whole) will exceed the debts of the Borrower (on a stand-alone basis) or the Borrower and its Subsidiaries (taken as a whole), as applicable; (b) the Borrower (on a stand-alone basis) and the Borrower and its Subsidiaries (taken as a whole) have not incurred and do not intend to, or believe that they will, incur debts beyond their ability to pay such debts as such debts mature; and (c) the Borrower (on a stand-alone basis) and the Borrower and its Subsidiaries (taken as a whole) will have sufficient capital and assets with which to conduct their businesses. For purposes of this Section 6.05(d) "debt" means any liability on a claim, and "claim" means (i) right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured; or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

        (e) The pro forma consolidated balance sheet of the Borrower and its Subsidiaries as of the Closing Date and the related pro forma consolidated statements of income for the fiscal three-month period ended on or about the Closing Date (all of which financial statements have been certified by the chief financial officer of the Borrower), copies of which have heretofore been furnished to each Lender, reflect the pro forma financial position of the Borrower and its Subsidiaries after giving effect to the Transaction, as if such transaction had occurred on December 1, 1997 for such balance sheet and as of December 1, 1997 for such income statements. Such financial statements are based on available information and on assumptions that the Borrower believes are reasonable.

     Section 6.06. Litigation. Except as set forth in Schedule 6.06, there are no actions, suits or proceedings pending or, to the best knowledge of the Credit Parties and their Subsidiaries, threatened (i) with respect to any Credit Document, (ii) with respect to any material Indebtedness of the Credit Parties or any of their Subsidiaries, (iii) that could reasonably be expected to materially and adversely affect the business, property, assets, liabilities or financial condition of any of the Credit Parties or of the Credit Parties and their Subsidiaries taken as a whole or (iv) that could reasonably be expected to have a material adverse effect on the rights or remedies of the Agents or the Lenders or on the ability of any Credit Party to perform its respective obligations to the Agents or the Lenders hereunder and under the other Credit Documents to which it is, or will be, a party. Additionally, to the best knowledge of the Credit Parties and their Subsidiaries, there does not exist any judgment, order or injunction prohibiting, or imposing material adverse conditions upon, the occurrence of any Credit Event.

     Section 6.07. True and Complete Disclosure. All factual information (taken as a whole) contemporaneously furnished by or on behalf of the Credit Parties or any of their Subsidiaries in writing to the Agent or any Lender (including, without limitation, all information contained in the Confidential Information Memorandum and in the Preliminary Offering Memorandum dated February 4, 1998 relating to the Senior Subordinated Notes and the Holdings Preferred Stock (to the extent such information relates to the Credit Parties and their Subsidiaries) and the Credit Documents but excluding the Projections and any other forecasts and projections of financial information and results submitted to the Agent or any Lender) for purposes of or in connection with this Agreement, or any transaction contemplated herein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of any such Persons in writing to the Agent or any Lender will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any factnecessary to make such information (taken as a whole) not misleading at such time in light of the circumstances under which such information was provided.

     Section 6.08. Use of Proceeds; Margin Regulations.

        (a) All proceeds of Loans shall be used by the Borrower (i) to repay all Indebtedness of EPII and its Subsidiaries (except Existing Indebtedness) as required by Section 5.01(q), (ii) to effectuate the Merger (including the purchase of the common stock of EPII), (iii) to pay the transaction costs of the Merger and (iv) for working capital and general corporate purposes (excluding acquisitions) of the Borrower and its Subsidiaries.

        (b) No part of the proceeds of any Loan will be used by the Borrower or any Subsidiary thereof to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock. Neither the making of any Loan nor the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System.

     Section 6.09. Tax Returns and Payments. Each of the Borrower and each of its Subsidiaries has timely filed or caused to be timely filed, on the due dates thereof or pursuant to applicable extensions thereof, with the appropriate taxing authority, all Federal, state and other material returns, statements, forms and reports for taxes (the "Returns") required to be filed by, or with respect to the income, properties or operations of, the Borrower and/or any of its Subsidiaries. The Returns accurately reflect all liability for taxes of the Borrower and its Subsidiaries for the periods covered thereby. Each of the Borrower and each of its Subsidiaries has paid all taxes payable by them other than taxes which are not delinquent, and other than those contested in good faith and for which adequate reserves have been established in accordance with GAAP. Except as disclosed in the financial statements referred to in Section 6.05(a) or Schedule 6.05, there is no material action, suit, proceeding, investigation, audit, or claim now pending or, to the best knowledge of the Borrower and its Subsidiaries, threatened by any authority rewarding any taxes relating to the Borrower or any of its Subsidiaries. United States Federal income tax returns of EPII and its Subsidiaries have been examined and closed through the fiscal year ended November 30, 1993.

        As of the Closing Date neither the Borrower nor any of its Subsidiaries has entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of material taxes of the Borrower or any of its Subsidiaries, or is aware of any circumstances that would cause the taxable years or other taxable periods of the Borrower or any of its Subsidiaries not to be subject to the normally applicable statute of limitations. Neither the Borrower nor any of its Subsidiaries has provided, with respect to themselves or property held by them, any consent under Section 341 of the Code. To the best knowledge of the Borrower and its Subsidiaries, neither the Borrower nor any of its Subsidiaries has incurred, or will incur, any material tax liability in connection with the Transaction and the other transactions contemplated hereby.

     Section 6.10. Compliance with ERISA. Each Plan is in substantial compliance with ERISA and the Code; except as set forth on Schedule 6.10, no Reportable Event has occurred with respect to a Plan as a result of which the Borrower or any Subsidiary or any ERISA Affiliate has incurred or will under existing circumstances incur material liability under ERISA; no Plan is insolvent or in reorganization; no Plan has an Unfunded Current Liability giving rise to a lien under ERISA or the Code, and no Plan has an accumulated or waived funding deficiency, has permitted decrease in its funding standard account or has applied for a waiver of the minimum funding standard or an extension of any amortization period within the meaning of Section 412 of the Code; all contributions required to be made with respect to a Plan have been timely made; neither the Borrower nor any Subsidiary of the Borrower nor any ERISA Affiliate has incurred any material liability to or on account of a Plan pursuant to
Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of
ERISA or Section 401(a)(29), 4971, 4975 or 4980 of the Code or expects to incur any material liability (including any indirect, contingent or secondary liability) under any of the foregoing Sections with respect to any Plan; no proceedings have been instituted to terminate, or to appoint a trustee to administer, any Plan other than pursuant to Section 4041(b) of ERISA; no condition exists which presents a material risk to the Borrower or any Subsidiary of the Borrower or any ERISA Affiliate of incurring a material liability to or on account of a Plan pursuant to the foregoing provisions of ERISA and the Code; using actuarial assumptions and computation methods consistent with subpart 1 of subtitle E of Title IV of ERISA, the aggregate liabilities of the Borrower and its Subsidiaries and its ERISA Affiliates to all Plans which are multiemployer plans (as defined in Section 4001(a)(3) of ERISA) in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of each such Plan ended prior to the date of the most recent Credit Event, would not result in a Material Adverse Effect, no lien imposed under the Code or ERISA on the assets of the Borrower or any Subsidiary of the Borrower or any ERISA Affiliate exists or under existing circumstances, will arise on account of any Plan; and except as set forth on Schedule 6.10, each of the Borrower and its Subsidiaries may cease contributions to or terminate any employee benefit plan maintained by them which provides benefits to retired employees or other former employees without incurring any material liability; and except as set forth on Schedule 6.10, the Borrower and its Subsidiaries do not maintain or contribute to any material Retiree Welfare Plan or Foreign Pension Plan.

     Section 6.11. Subsidiaries. Schedule 6.11 correctly sets forth, as of the Closing Date, each Subsidiary of the Borrower and the percentage ownership (direct and indirect) of the Borrower in each class of capital stock of each of its Subsidiaries and also identifies the direct owner thereof.

     Section 6.12. Compliance with Statutes, etc. Except as set forth in
Schedule 6.13, the Borrower and each of its Subsidiaries is, to its best knowledge, in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of their businesses and the ownership of their property, except such noncompliances as could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.



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

     Section 6.13. Environmental Matters. Except as set forth in Schedule 6.13 and except to the extent that the aggregate effect of all failures and noncompliances of the types described below in this Section 6.13 could not reasonably be expected to have a Material Adverse Effect:

               (a) Each of the Borrower and each of its Subsidiaries is in compliance with all applicable Environmental Laws and the requirements of any permits issued under such Environmental Laws. There are no pending or, to the best knowledge of the Borrower and its Subsidiaries after due inquiry, threatened Environmental Claims, including any such claims (regardless of materiality) for liabilities under CERCLA relating to the disposal of Hazardous Materials since January 7, 1991, against the Borrower or any of its Subsidiaries or any Real Property owned or operated by the Borrower or any of its Subsidiaries. There are no facts, circumstances, conditions or occurrences on any Real Property owned or operated by the Borrower or any of its Subsidiaries that, to the best knowledge of the Borrower and its Subsidiaries after due inquiry, could reasonably be expected (i) to form the basis of an Environmental Claim against the Borrower or any of its Subsidiaries or any such Real Property, or (ii) to cause any such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability of such Real Property by the Borrower or any of its Subsidiaries under any applicable Environmental Law.

               (b) Hazardous Materials have not been generated, used, treated or stored on, or transported to or from, any Real Property owned or operated by the Borrower or any of its Subsidiaries where such generation, use, treatment or storage has violated, is in violation of, or to the best knowledge of the Borrower and its Subsidiaries after due inquiry may be in violation of any Environmental Law. Hazardous Materials have not been Released on or from any Real Property owned or operated by the Borrower or any of its Subsidiaries where such Release, individually, may reasonably be expected to require in excess of $50,000 in response costs under any applicable Environmental Law.

               (c) The Real Property owned or operated by the Borrower or any of its Subsidiaries does not contain: (i) underground storage tanks, (ii) any landfills or dumps, (iii) hazardous waste treatment, storage, or disposal facilities as defined pursuant to RCRA or any comparable state law, or (iv) a site on or nominated for the National Priority List promulgated pursuant to CERCLA or any analogous state remedial priority list promulgated or published pursuant to any comparable state law.

     Section 6.14. Investment Company Act. Neither the Borrower nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     Section 6.15. Public Utility Holding Company Act. Neither the Borrower nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding

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




company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     Section 6.16. Patents, Licenses, Franchises and Formulas. Each of the Borrower and each of its Subsidiaries owns all the patents, trademarks, permits, service marks, trade names, copyrights, franchises and formulas, or rights with respect to the foregoing, or each has obtained licenses of all other rights of whatever nature necessary for the present conduct of its businesses, in each case without any known conflict with the rights of others which, or the failure to obtain which, as the case may be, could reasonably be expected to result in a Material Adverse Effect.


     Section 6.17. Properties. All Real Property owned by the Borrower or any of its Subsidiaries and all material Leaseholds leased by the Borrower or any of its Subsidiaries, in each case as of the Closing Date and after giving effect to the Transaction, and the nature of the interest therein, is correctly set forth in Schedule 6.17. Each of the Borrower and each of its Subsidiaries has good and marketable title to, or a validly subsisting leasehold interest in, all material properties owned or leased by it, including all Real Property reflected in
Schedule 6.17, free and clear of all Liens, other than Permitted Liens.

     Section 6.18. Labor Relations. To the best knowledge of the Borrower and its Subsidiaries, neither the Borrower nor any of its Subsidiaries is engaged in any unfair labor practice that could reasonably be expected to have a Material Adverse Effect. There is (i) no unfair labor practice complaint pending against the Borrower or any of its Subsidiaries or, to the best knowledge of the Borrower and its Subsidiaries, threatened against any of them, before the National Labor Relations Board, and no material grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Borrower or any of its Subsidiaries or, to the best knowledge of the Borrower and its Subsidiaries, threatened against any of them,
(ii) no strike, labor dispute, slowdown or stoppage pending against the Borrower or any of its Subsidiaries or, to the best knowledge of the Borrower and its Subsidiaries, threatened against the Borrower or any of its Subsidiaries and
(iii) to the best knowledge of the Borrower and its Subsidiaries, no union representation proceeding is pending with respect to the employees of the Borrower or any of its Subsidiaries and no union organizing activities are taking place, except (with respect to any matter specified in clause (i), (ii) or (iii) above, either individually or in the aggregate) such as could not reasonably be expected to have a Material Adverse Effect.

     Section 6.19. Indebtedness. Schedule 6.19 sets forth a true and complete list of all Indebtedness of the Borrower and its Subsidiaries as of the Closing Date and which is to remain outstanding after giving effect to the Transaction and the incurrence of the Loans on such date (excluding the Loans and the Letters of Credit, all such non-excluded Indebtedness, the "Existing Indebtedness"), in each case showing the aggregate principal amount thereof and the name of the respective borrower and any other entity which directly or indirectly guaranteed such Indebtedness.

     Section 6.20. Security Interests. On and after the Closing Date, each of the Security Documents (to the extent so provided therein) creates (or after the execution and delivery

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


thereof will create), as security for the Obligations, a valid and enforceable perfected security interest in and Lien on all of the Collateral subject thereto, superior to and prior to the rights of all third Persons, and subject to no other Liens (except that the Security Agreement Collateral, the Mortgaged Properties and the Collateral covered by the Additional Security Documents may be subject to Permitted Liens relating thereto), in favor of the Collateral Agent for the benefit of Secured Creditors. No filings or recordings are required in order to perfect the security interests created under any Security Document except for filings or recordings required in connection with any such Security Document which shall have been made on or prior to the Closing Date as contemplated by Section 5.01(h)(iii) or on or prior to the execution and delivery thereof as contemplated by Sections 7.09, 7.11 and 8.14 or which shall be made on or promptly after the Closing Date as contemplated by Section 5.01(i).

     Section 6.21. Representations and Warranties in Other Documents. All representations and warranties of the Credit Parties set forth in the other Documents were true and correct in all material respects as of the time such representations and warranties were made and shall be true and correct in all material respects as of the Closing Date as if such representations and warranties were made on and as of such date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, and, the Borrower has no knowledge that any of the representations and warranties of the other parties set forth in the other Documents, were untrue or incorrect in any material respect as of the time such representations and warranties were made and as of the Closing Date as if such representations and warranties were made on and as of such date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

     Section 6.22. Transaction. At the time of consummation thereof, the Transaction shall have been consummated in accordance with the terms of the respective Documents and all applicable laws, in effect at such time. All applicable waiting periods with respect thereto have or, prior to the time when required, will have, expired without, in all such cases, any action being taken by any competent authority which restrains, prevents, or imposes material adverse conditions upon the Transaction. Additionally, there does not exist any judgment, order or injunction prohibiting or imposing material adverse conditions upon the Transaction, or the occurrence of any Credit Event or the performance by any Credit Party of its obligations under the Documents and all applicable laws.

     Section 6.23. Capitalization. On the Closing Date and after giving effect to the Transaction, the authorized and issued capital stock of the Borrower and its Subsidiaries shall be as set forth on Schedule 6.23. All outstanding shares of capital stock of the Borrower have been duly and validly issued, and are fully paid and nonassessable. The Borrower and its Subsidiaries do not have outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock, except as set forth on Schedule 6.23.

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

     Section 6.24. Senior Subordinated Notes. The applicable subordination provisions contained in the Senior Subordinated Note Documents are enforceable against the Borrower, each Guarantor and the holders thereof, and all Obligations and Guaranteed Obligations are within the definition of "Senior Indebtedness" included in such subordination provisions. This Agreement is the "New Credit Agreement" under the Senior Subordinated Note Indenture.

SECTION 7. AFFIRMATIVE COVENANTS.

        The Borrower covenants and agrees that on and after the Closing Date and until the Total Commitment and all Letters of Credit have terminated, and the Loans, any Unpaid Drawings and the Notes, together with interest, Fees and all other obligations incurred hereunder and thereunder, are paid in full:

     Section 7.01. Information Covenants. The Borrower will furnish to the Agent with sufficient copies for each Lender (upon receipt thereof, the Agent shall distribute to each Lender):

               (a) Monthly Reports. Within 45 days after the end of each fiscal month of the Borrower, the consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal month and the related consolidated statements of income and retained earnings and of cash flows for such fiscal month and for the elapsed portion of the fiscal year ended with the last day of such fiscal month, in each case setting forth comparative figures for the corresponding fiscal month in the prior fiscal year and comparable budgeted figures for such fiscal month, all of which shall be certified by the chief financial officer or other Authorized Officer of the Borrower, subject to normal year-end audit adjustments and the absence of footnotes.

               (b) Quarterly Financial Statements. (i) Within 45 days after the close of each quarterly accounting period in each fiscal year of the Borrower, the consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such quarterly accounting period and the related consolidated statements of income and retained earnings and of cash flows for such quarterly accounting period and for the elapsed portion of the fiscal year ended with the last day of such quarterly accounting period, in each case setting forth comparative figures for the related periods in the prior fiscal year, all of which shall be in reasonable detail and certified by the chief financial officer or other Authorized Officer of the Borrower that they fairly present in all material respects the financial condition of the Borrower and its Subsidiaries as of the dates indicated and the results of their operations and changes in their cash flows for the periods indicated, subject to normal year-end audit adjustments and the absence of footnotes.

              (ii) Within 45 days after the close of each quarterly accounting period in each fiscal year of the Borrower, a certificate setting forth the calculations necessary to support compliance with Sections 8.07, 8.08, 8.09 and 8.10 for such quarterly accounting period and for the elapsed portion of the fiscal year ended with the last day of such quarterly accounting period; all of which shall be in reasonable detail and certified by the chief financial officer or other Authorized Officer of the Borrower.

               (c) Annual Financial Statements. (i) Within 90 days after the close of each fiscal year of the Borrower, the consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year and the related consolidated statements of income and retained earnings and of cash flows for such fiscal year, in each case setting forth comparative figures for the preceding fiscal year and comparable budgeted figures for such fiscal year and certified by independent certified public accountants of recognized national standing acceptable to the Agent, in each case to the effect that such statements fairly present the financial condition of the Borrower and its Subsidiaries as of the dates indicated and the results of their operations and changes in cash flows, together with a certificate of such accounting firm stating that in the course of its regular audit of the business of the Borrower and its Subsidiaries, which audit was conducted in accordance with generally accepted auditing standards, no Default or Event of Default which has occurred and is continuing has come to their attention or, if such a Default or an Event of Default has come to their attention a statement as to the nature thereof. The certificate of the accountant shall be free from qualifications.

              (ii) Within 90 days after the close of each fiscal year of the Borrower, a Certificate setting forth the calculations necessary to support compliance with Sections 8.07, 8.08, 8.09 and 8.10 for such fiscal year; all of which shall be in reasonable detail and certified by the chief financial officer or other Authorized Officer of the Borrower that they fairly present the information contained therein for the periods indicated.

               (d) Budgets. As promptly as same are approved by the Board of Directors of the Borrower, but in any event within 45 days after the first day of each fiscal year of the Borrower, a budget in form satisfactory to the Agent (including, without limitation, a breakdown of the projected results of each line of business of the Borrower and its Subsidiaries, and budgeted statements of income, and sources and uses of cash and balance sheets for the Borrower and its Subsidiaries taken as a whole) of the Borrower and its Subsidiaries in reasonable detail for each of the four fiscal quarters of such fiscal year and for the immediately succeeding fiscal year taken as a whole, in each case as customarily prepared by management for its internal use setting forth, with appropriate discussion, the principal assumptions upon which such budgets are based. Together with each delivery of financial statements pursuant to Section 7.01(a), (b) and (c), a comparison of the current year to date financial results (other than in respect of the balance sheets included therein) against the budgets required to be submitted pursuant to this clause (d) shall be presented.

               (e) Officer's Certificates. At the time of the delivery of the financial statements provided for in Section 7.01(a), (b) and (c), (i) a certificate of the chief financial officer of the Borrower to the effect that, no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default does exist,

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


        specifying the nature and extent thereof, and (ii) a narrative discussion and analysis of the financial condition and results of operations of the Borrower and its Subsidiaries for the period covered by such financial statements. In addition, at the time of the delivery of the financial statements provided for in Section 7.01(c)(i), a certificate of the chief financial officer or other Authorized Officer of the Borrower setting forth (i) the amount of, and calculations required to establish the amount of, Excess Cash Flow for the Excess Cash Flow Period ending on the last day of the respective fiscal year and (ii) the calculations required to establish whether the Borrower was in compliance with Section 4.02.01(f) for the respective fiscal year.

               (f) Notice of Default or Litigation. Promptly, and in any event within five Business Days (or three Business Days with respect to an event described in clause (i) below) after any officer of the Borrower obtains knowledge thereof, notice of (i) the occurrence of any event which constitutes a Default or an Event of Default, which notice shall specify the nature thereof, the period of existence thereof and what action the Borrower proposes to take with respect thereto, (ii) the commencement of, or threat of, or any significant development in, any litigation or governmental proceeding pending against the Borrower or any of its Subsidiaries (x) in which the amount involved is $5,000,000 or more, (y) which is likely to have a Material Adverse Effect, or a material adverse effect on the ability of any Credit Party to perform its respective obligations hereunder or under any other Credit Document or (z) with respect to any Credit Document, and (iii) the commencement of, or any significant development of (x) any action affecting the Confirmation Order, the Plan of Reorganization or the Permanent Injunction to the extent that such action materially and adversely affects the Transaction or (y) any material claim by the Borrower against the PI Trust under the Merger Agreement.

               (g) Management Letters. Promptly after the Borrower's receipt thereof, a copy of each report or any "management letter" submitted to the Borrower or any of its Subsidiaries by its certified public accountants and the management's responses thereto.

               (h) Other Reports and Filings. Promptly, copies of all financial information, proxy materials and other material information, certificates and reports, if any, which the Borrower or any of its Subsidiaries (x) has filed with the Securities and Exchange Commission or any governmental agencies substituted therefor (the "SEC") or any comparable agency outside of the United States or (y) has delivered to holders of, or to any agent or trustee with respect to, Indebtedness of the Borrower or any of its Subsidiaries in their capacity as such a holder, agent or trustee to the extent that the aggregate principal amount of such Indebtedness exceeds (or upon the utilization of any unused commitments may exceed) $5,000,000.

               (i) Environmental Matters. Promptly upon, and in any event within ten Business Days after any officer of the Borrower obtains knowledge thereof, notice of one or more of the following environmental matters which individually, or in the aggregate, may reasonably be expected to have a Material Adverse Effect:

                       (i) any notice of Environmental Claim against the
               Borrower or any of its Subsidiaries or any Real Property owned or operated by the Borrower or any of its Subsidiaries;

                       (ii) any condition or occurrence on or arising from any
               Real Property owned or operated by the Borrower or any of its Subsidiaries that (a) results in noncompliance by the Borrower or any of its Subsidiaries with any applicable Environmental Law or
               (b) could reasonably be expected to form the basis of an Environmental Claim against the Borrower or any of its Subsidiaries or any such Real Property;

                       (iii) any condition or occurrence on any Real Property
               owned or operated by the Borrower or any of its Subsidiaries that could reasonably be expected to cause such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability by the Borrower or any of its Subsidiaries of such Real Property under any Environmental Law; and

                       (iv) any removal or remedial actions to be taken in
               response to the actual or alleged presence of any Hazardous Material on any Real Property owned or operated by the Borrower or any of its Subsidiaries as required by any Environmental Law or any governmental or other administrative agency.

        All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and the Borrowers' or such Subsidiary's response thereto. In addition, the Borrower agrees to provide the Lenders with copies of all material written communications by the Borrower or any of its Subsidiaries with any Person, government or governmental agency relating to any of the matters set forth in clauses (i)-(iv) above, and such detailed reports relating to any of the matters set forth in clauses
        (i)-(iv) above as may reasonably be requested by the Agent or the Required Lenders.

               (j) promptly after entering into any tax sharing or tax allocation agreements by the Borrower or any of its Subsidiaries, copies of such agreements.

               (k) Other Information. From time to time, such other information or documents (financial or otherwise) of any Credit Party as any Lender may reasonably request.

     Section 7.02. Books, Records and Inspections. The Borrower will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all requirements of applicable law shall be made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each of its Subsidiaries to, permit officers and designated representatives and agents of the Agent or any Lender, to visit and inspect any of the properties of the Borrower or such Subsidiary, and to examine the books of account of the Borrower or such Subsidiary and discuss the affairs, finances and accounts of the Borrower or such Subsidiary with, and be advised as to the same by, its and their officers and independent accountants, all at such reasonable times and intervals, during reasonable business hours and to such reasonable extent as the Agent or any Lender may request provided, that all such visits and inspections shall be coordinated through the Agent with consultation with the Borrower.

     Section 7.03. Maintenance of Property, Insurance, Environmental Matters, etc. (a) The Borrower will, and will cause each of its Subsidiaries to, (i) ensure that its material properties and equipment used in its business are kept in good repair, working order and condition, normal wear and tear and damage by casualty excepted, and, subject to Section 8.07, that from time to time there are made in such properties and equipment all needful and proper repairs, renewals, replacements, extensions, additions, betterments and improvements thereto, to the extent and in the manner useful or customary for companies in similar businesses and (ii) maintain in full force and effect with financially sound and reputable insurance companies insurance which provides substantially the same (or greater) coverage and against at least such risks as is in accordance with industry practice, and shall furnish to the Agent upon written request full information as to the insurance so carried. The Borrower shall, and shall cause each of its Subsidiaries to, in any event maintain insurance on the Collateral to the extent required by the Security Documents. The Borrower shall assert its rights against the PI Trust as to these matters purported to be indemnified by the PI Trust under the terms of the Merger Agreement.

        (b) Without limiting the generality of this Section 7.03, the Borrower and its Subsidiaries: (i) shall maintain all Real Property in compliance in all material respects with any applicable Environmental Laws; (ii) shall obtain and maintain in full force and effect all governmental approvals required for its operations at or on its properties by any applicable Environmental Laws; (iii) shall cure as soon as reasonably practicable any violation of applicable Environmental Laws with respect to any of its properties which individually or in the aggregate may reasonably be expected to have a Material Adverse Effect;
(iv) shall not, and shall not permit any other Person to, own or operate on any of its properties any landfill or dump or hazardous waste treatment, storage or disposal facility as defined pursuant to the RCRA, or any comparable state law except for those facilities or landfills owned as of the Closing Date as set forth in Schedule 6.13; and (v) shall not use, generate, treat, store, release or dispose of Hazardous Materials at or on any of the Real Property except in the ordinary course of its business and in compliance with all Environmental Laws. With respect to any Release of Hazardous Materials, the Borrower and its Subsidiaries shall conduct any necessary or required investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other response action necessary to remove, cleanup or abate any material quantity of Hazardous Materials released at or on any of its properties as required by any applicable Environmental Law.

     Section 7.04. Corporate Franchises. The Borrower will, and will cause each of its Subsidiaries to, do or cause to be done, all things necessary to preserve and keep in full force and effect its existence and its material rights, franchises, authority to do business, licenses and patents; provided, however, that nothing in this Section 7.04 shall prevent (i) sales of assets by the Borrower or any of its Subsidiaries in accordance with Section 8.02, (ii) the dissolution or liquidation of any Subsidiary of the Borrower or the merger or consolidation

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

between or among the Subsidiaries of the Borrower, in each case in accordance with Section 8.02 or (iii) the withdrawal by the Borrower or any of its Subsidiaries of its qualification to do business as a foreign corporation in any jurisdiction where such withdrawal could not reasonably be expected to have a Material Adverse Effect.

     Section 7.05. Compliance with Statutes, etc. The Borrower will, and will cause each of its Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including, without limitation, all Environmental Laws applicable to the ownership or use of Real Property now or hereafter owned or operated by the Borrower or any of its Subsidiaries), non-compliance of which could have a Material Adverse Effect or could result in a Lien upon any of the Borrower's or any of its Subsidiaries' property.

     Section 7.06. ERISA. As soon as possible and, in any event, within 10 days after the Borrower or any Subsidiary of the Borrower or any ERISA Affiliate knows or has reason to know of the occurrence of any of the following, the Borrower will deliver to each of the Lenders a certificate of the chief financial officer of the Borrower setting forth details as to such occurrence and the action, if any, that the Borrower, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by the Borrower, the Subsidiary, the ERISA Affiliate, the PBGC, a Plan participant or the Plan administrator with respect thereto: that a Reportable Event has occurred; that an accumulated funding deficiency has been incurred or an application may be or has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code with respect to a Plan; that a contribution required to be made to a Plan, Multiemployer Plan or Foreign Pension Plan has not been timely made; that a Plan has been or may be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA other than a termination pursuant to Section 4041(b) of ERISA; that a Plan has an Unfunded Current Liability giving rise to a lien under ERISA or the Code; that proceedings may be or have been instituted to terminate or appoint a trustee to administer a Plan; that a proceeding has been instituted pursuant to
Section 515 of ERISA to collect a delinquent contribution to a Plan; that the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate will or may incur any material liability (including any indirect, contingent or secondary liability) to or on account of the termination of or withdrawal from a Plan or Multiemployer Plan under Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or with respect to a Plan under Section 401(a)(29), 4971, 4975 or 4980 of the Code or Section 409, 502(i) or 502(l) or ERISA; or that the Borrower or any Subsidiary of the Borrower has incurred any material liability pursuant to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) that provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA or applicable state or foreign law or as disclosed on Schedule 6.10). At the request of any Lender, the Borrower will deliver to such Lender a complete copy of the annual report (Form 5500) of each Plan required to be filed with the Internal Revenue Service. In addition to any certificates or notices delivered to the Lenders pursuant to the first sentence hereof, copies of annual reports and any notices received by the

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




Borrower or any Subsidiary of the Borrower or any ERISA Affiliate with respect to any Plan or Foreign Pension Plan shall be delivered to the Lenders no later than 10 days after the date such report has been filed with the Internal Revenue Service or received by the Borrower or the Subsidiary or the ERISA Affiliate.

     Section 7.07. Performance of Obligations. The Borrower will, and will cause each of its Subsidiaries to, perform all of its material obligations under the terms of each mortgage, indenture, security agreement and other material agreements by which it is bound.

     Section 7.08. Payment of Taxes. The Borrower will, and will cause each of its Subsidiaries to, pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which any penalties attach thereto, and all lawful claims for sums that have become due and payable; provided, however, that neither the Borrower nor any of its Subsidiaries shall be required to pay or discharge any such tax, assessment, charge, levy or claim that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained, unless and until any Lien (other than Permitted Liens described in Section 8.01(i)) resulting therefrom attaches to its property.

     Section 7.09. Collateral, Additional Security; Further Assurance.

        (a) The Borrower agrees that all Obligations and any other obligations and liabilities of the Borrower to the Agents, the Lenders and the Letter of Credit Issuer shall be secured by (A) valid, perfected and enforceable liens in all right, title and interest of Holdings, of the Borrower and of each Domestic Subsidiary (except Immaterial Subsidiaries) of the Borrower in all capital stock of the Borrower and each Domestic Subsidiary (except Immaterial Subsidiaries) of the Borrower and, subject to Section 7.11, in 65% of Voting Equity and 100% of Non-Voting Equity of each First Tier Foreign Subsidiary (except Immaterial Subsidiaries) of the Borrower, whether now owned or hereafter acquired, and all proceeds thereof and (B) valid, perfected (subject to the proviso appearing at the end of this sentence) and enforceable liens in all right, title and interest of the Borrower and of each Domestic Subsidiary (except Immaterial Subsidiaries) of the Borrower in all cash and cash equivalents, accounts, chattel paper, general intangibles, instruments, investment property, documents, inventory, equipment and real property (subject to Section 7.09(j) below) of every kind and description, whether now owned or hereafter acquired, (including, without limitation, the Real Property located in Kalkaska, Michigan and Manchester, Tennessee that is described in Schedule 6.17 upon release of the security documents now encumbering such Real Property or acquisition of the fee interest therein by the Borrower or any Affiliate thereof), and all proceeds thereof, including, without limitation, all rights under any leases of goods (except for real property located outside of the United States); provided, however, that until a Default or an Event of Default has occurred and is continuing and thereafter until otherwise required by the Required Lenders or the Agent, (i) liens on cash or deposit accounts maintained with Persons other than the Lenders need not be perfected, (ii) liens need not be perfected on note receivables having a fair market value of less than $5,000,000 in the aggregate, (iii) liens on investment property (other than the capital stock of the Borrower and each Domestic Subsidiary (except Immaterial Subsidiaries) of the Borrower) which cannot be perfected by the filing of a financing statement need not be perfected, (iv) liens on


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vehicles which are subject to a certificate of title law need not be noted on the certificate of title, (v) liens on inventory and equipment located at job sites outside of the United States of America in the ordinary course of business need not be perfected and (vi) liens on government contracts need not be perfected. The liens in the Collateral shall be granted by the Borrower and Domestic Subsidiaries (except Immaterial Subsidiaries) to the Agent for the ratable account of the Lenders and shall be valid and perfected first liens subject, however, to the proviso appearing at the end of the immediately preceding sentence, Section 7.09(k) below and the Permitted Liens. Notwithstanding anything to the contrary contained herein, in no event will any of the Collateral described above be deemed to include (i) any interests in any leases or licenses to use real or personal property under which the Borrower or any Domestic Subsidiary of the Borrower is lessee or licensee and a Person other than the Borrower or an Affiliate of the Borrower is lessor or licensor to the extent the granting of a security interest or lien therein is prohibited by the agreement(s) pursuant to which such property is leased and such prohibition has not been or is not waived or the consent of the applicable party has not been or is not obtained, or (ii) any interest in any joint venture or in any contract, contract right, or other similar general intangible if the granting of a lien therein is prohibited by the terms of the written agreement creating such joint venture or creating or evidencing such contract, contract right, or similar general intangible; provided further, that (x) notwithstanding anything set forth in clause (ii) above to the contrary, to the extent not prohibited by law, the Agent has and shall at all times have a security interest in all rights to payments of money due or to become due under any joint venture, contract, contract right, or similar general intangible and all other proceeds thereof and
(y) if and when the prohibition which prevents the granting of a security interest in any such property is removed, terminated or otherwise becomes unenforceable as a matter of law, the Agent will be deemed to have, and at all times to have had, a security interest in such property, and the Collateral will be deemed to include, and at all times to have included, such property.

        (b) The Borrower will, and will cause each of its Domestic Subsidiaries (and subject to Section 7.11, each of its Foreign Subsidiaries) (except Immaterial Subsidiaries) to, grant to the Collateral Agent for the benefit of Secured Creditors security interests and mortgages in such assets and properties of the Borrower and its Subsidiaries (to the extent described in Section 7.09(a)) as are not covered by the original Security Documents, and as may be requested from time to time by the Agent or the Required Lenders subject to applicable law. All such security interests and mortgages shall be granted pursuant to documentation satisfactory in form and substance to the Agent and substantially in the same form as the original Security Documents (collectively, the "Additional Security Documents") and shall constitute valid and enforceable perfected security interests and mortgages superior to and prior to the rights of all third Persons and subject to no other Liens except for Permitted Liens. The Additional Security Documents or instruments related thereto shall have been duly recorded or filed in such manner and in such places as are required by law to establish, perfect, preserve and protect the Liens in favor of the Collateral Agent required to be granted pursuant to the Additional Security Documents and all taxes, fees and other charges payable in connection therewith shall have been paid in full.



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        (c) The Borrower shall cause to be delivered to the Collateral Agent surveys in form and substance reasonably satisfactory to the Collateral Agent of each Mortgaged Property, dated a recent date reasonably acceptable to the Collateral Agent, accompanied by a certificate in the form of Exhibit O or otherwise certified in a manner reasonably satisfactory to the Collateral Agent by a licensed professional surveyor reasonably satisfactory to the Collateral Agent. Each of the licensed surveyors selected in good faith by Bock & Clark shall be deemed acceptable to the Collateral Agent.

        (d) The Borrower shall cause to be delivered to the Collateral Agent endorsements to the Mortgage Policies which shall (i) delete any exceptions for matters that would be disclosed by a survey of the property, (ii) provide coverage over any exceptions raised by the Title Insurers as a result of review of the surveys of the property in form and substance acceptable to Agent, and
(iii) include such affirmative coverages and specific endorsements as are not available as of the Closing Date because of the unavailability of surveys or as Agent shall otherwise request, including, without limitation, comprehensive endorsements, 3.1 zoning endorsements (modified to include parking and loading docks), access endorsements and location endorsements, to the extent available under applicable laws and regulations.

        (e) The Borrower shall cause to be delivered to the Agent such estoppel letters, landlord waiver letters, no-disturbance letters and similar assurances as may have been requested (and not waived) by the Agent with respect to Mortgaged Properties that are Leaseholds, which letters shall be in form and substance reasonably satisfactory to the Agent.

        (f) The Borrower will, and will cause each of its Subsidiaries to, at the expense of the Borrower, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, real property surveys, reports and other assurances or instruments and take such further steps relating to the Collateral covered by any of the Security Documents as the Collateral Agent may reasonably require. Furthermore, the Borrower shall cause to be delivered to the Collateral Agent such opinions of counsel, title insurance and other related documents as may be reasonably requested by the Agent to assure themselves that this Section 7.09 has been complied with.

        (g) If the Agent or the Required Lenders determine that they are required by law or regulation to have appraisals prepared in respect of the Real Property of the Borrower and its Subsidiaries constituting Collateral, the Borrower shall pay, at the Agent's request, any costs and expenses incurred or to be incurred by the Agent in obtaining appraisals which satisfy the applicable requirements of the Real Estate Appraisal Reform Amendments of the Financial Institution Reform, Recovery and Enforcement Act of 1989 and which shall be in form and substance satisfactory to the Agent.

        (h) The Borrower agrees that all Obligations and any other obligations and liabilities of the Borrower hereunder and under the other Credit Documents shall at all times be jointly and severally guaranteed by each Guarantor pursuant to the Holdings Guaranty or

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




the Subsidiary Guaranty, as the case may be. In the event any Domestic Subsidiary (except Immaterial Subsidiary) of the Borrower is hereafter formed or acquired, the Borrower shall cause such Domestic Subsidiary to execute an assumption and supplement to the Subsidiary Guaranty pursuant to which such Domestic Subsidiary joins in and becomes obligated as a guarantor thereunder, which assumption and supplement shall be in form and substance satisfactory to the Agent, and the Borrower shall also cause such Domestic Subsidiary to execute an assumption and supplement to the Security Agreement granting the Agent for the benefit of the Lenders a security interest in and lien on the assets of such Domestic Subsidiary as collateral security for the Obligations and any other obligations and liabilities of the Borrower under the Credit Documents, together with such other instruments, documents, certificates and opinions reasonably required by the Agent in connection therewith. In addition the Borrower shall, or shall cause its Subsidiary (which owns capital stock of such Domestic Subsidiary) to, execute an assumption and supplemental pledge agreement to pledge all capital stock of such Domestic Subsidiary owned by the Borrower or such Subsidiary, as the case may be.

        (i) If on the Closing Date the Borrower does not deliver one or more opinions of local counsel with respect to real property matters or Mortgage Policies as contemplated by Sections 5.01(c) and 5.01(i)(B) for reasons other than those within Borrower's reasonable control, which reasons within Borrower's reasonable control shall include, but not be limited to, the Borrower's failure to deliver title affidavits or indemnities or corporate documents (such as, but not limited to, good standing certificates and certified resolutions), or Borrower's failure to pay premiums or fees or to make deposits required by a Title Insurer (but not including, solely for the purpose of this sentence, deposits on account of Liens other than Permitted Liens which may be released after the Closing Date in accordance with Section 7.09(k)), then the delivery of the same shall not be a condition precedent under Section 5.01 but a covenant of the Borrower as hereinafter set forth. Borrower agrees and acknowledges that closing of the transactions contemplated hereby without receipt of such items as are described above prior thereto does not constitute a waiver of the Borrower's obligation to deliver such items as set forth above.

        (j) If on the Closing Date any of the Mortgages to be delivered in connection with Mortgaged Properties in which the Borrower or a Credit Party holds a Leasehold as set forth in Schedule 6.17 has not been executed and delivered in recordable form, then the execution and delivery of same shall not be a condition precedent under Section 5.01 but a covenant of the Borrower as hereinafter set forth. Borrower agrees and acknowledges that closing of the transactions contemplated hereby without execution and delivery of such Mortgages prior thereto does not constitute a waiver of the Borrower's obligation to execute and deliver such Mortgages.

        (k) If on the Closing Date any of the Mortgaged Properties is subject to a Lien which is not a Permitted Lien, but such Lien or Liens do not have a material adverse effect, singly or in the aggregate, on the business, properties, assets, liabilities or financial condition of the Borrower or the Credit Party granting the lien on such Mortgaged Property, then the release of same shall not be a condition precedent under Section 5.01 but a covenant of the Borrower as hereinafter set forth. Borrower agrees and acknowledges that closing of the

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transactions contemplated hereby without release of such Liens as are described above prior thereto does not constitute a waiver of the Borrower's obligation to release such Liens.

        (l) The Borrower agrees to use all reasonable efforts in order that each action required above by this Section 7.09 shall be completed within 90 days after such action is either requested to be taken by the Agent or the Required Lenders or required to be taken by the Borrower and its Subsidiaries pursuant to the terms of this Section 7.09 and agrees that each such action shall in all events be completed within 150 days of such request or requirement.

     Section 7.10. Interest Rate Protection. On or prior to the Closing Date at least 50% of the sum of outstanding Term Loans of the Borrower shall be subject to Interest Rate Protection Agreements, satisfactory to the Agent, with a term of at least 3 years from the Closing Date, or shall be subject to a fixed or maximum interest rate (with a term of at least 3 years from the Closing Date) acceptable to the Agent.

     Section 7.11. Foreign Subsidiaries Security. If following a change in the relevant sections of the Code or the regulations, rules, rulings, notices or other official pronouncements issued or promulgated thereunder, counsel for the Borrower reasonably acceptable to the Agent does not within 30 days after a request from the Agent or the Required Lenders deliver evidence, in form and substance mutually satisfactory to the Agent and the Borrower, with respect to any Foreign Subsidiary of the Borrower which has not already had all of its stock pledged pursuant to the Pledge Agreement that (i) a pledge (x) of 65% or more of the total combined voting power of all classes of capital stock of such Foreign Subsidiary entitled to vote, and (y) of any promissory note issued by such Foreign Subsidiary to the Borrower or any of its Domestic Subsidiaries,
(ii) the entering into by such Foreign Subsidiary of a security agreement in substantially the form of the Security Agreement and (iii) the entering into by such Foreign Subsidiary of a guaranty in substantially the form of the Subsidiary Guaranty, in any such case would cause the undistributed earnings of such Foreign Subsidiary as determined for Federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary's United States parent for Federal income tax purposes, then in the case of a failure to deliver the evidence described in clause (i) above, that portion of such Foreign Subsidiary's outstanding capital stock or any promissory notes so issued by such Foreign Subsidiary, in each case not theretofore pledged pursuant to the Pledge Agreement shall be pledged to the Collateral Agent for the benefit of the Secured Creditors pursuant to the Pledge Agreement (or another pledge agreement in substantially similar form, if needed), and in the case of a failure to deliver the evidence described in clause (ii) above, such Foreign Subsidiary shall execute and deliver the Security Agreement (or another security agreement in substantially similar form, if needed), granting the Secured Creditors a security interest in all of such Foreign subsidiary's assets and securing the Obligations of the Borrower under the Credit Documents and under any Interest Rate Protection Agreement and, in the event the Subsidiary Guaranty shall have been executed by such Foreign Subsidiary, the obligations of such Foreign Subsidiary thereunder, and in the case of a failure to deliver the evidence described in clause (iii) above, such Foreign Subsidiary shall execute and deliver the Subsidiary Guaranty (or another guaranty in substantially similar form, if needed), guaranteeing the Obligations

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of the Borrower under the Credit Documents and under any Interest Rate
Protection Agreement, in each case to the extent that the entering into such Security Agreement or Subsidiary Guaranty is permitted by the laws of the respective foreign jurisdiction and is not restricted by any contract or agreement to which such Foreign Subsidiary is a party (to the extent such restriction is not insistent with this Agreement) and with all documents delivered pursuant to this Section 7.11 to be in form and substance reasonably satisfactory to the Agent. Notwithstanding the foregoing, the Borrower shall cause (i) any Voting Equity and Non-Voting Equity of any Foreign Subsidiary to be pledged to the Collateral Agent for the benefit of Secured Creditors, (ii) any Foreign Subsidiary to execute the Subsidiary Guaranty and (iii) any Foreign Subsidiary to execute the Security Agreement, in each case to the extent such action does not create any undesirable liability, tax or compliance issues under the laws of the United States or the jurisdiction of organization of such Foreign Subsidiary is not restricted by any contract or agreement to which such Foreign Subsidiary is a party (to the extent such restriction is not inconsistent with this Agreement) (including, without limitation, actual dividends being paid by any Foreign Subsidiary to the Borrower).

SECTION 8. NEGATIVE COVENANTS.

        The Borrower covenants and agrees that on and after the Closing Date and until the Total Commitment and all Letters of Credit have terminated, and the Loans, any Unpaid Drawings and the Notes, together with interest, Fees and all other obligations incurred hereunder and thereunder, are paid in full:

     Section 8.01. Liens. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible) of the Borrower or any of its Subsidiaries, whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets, or assign any right to receive income or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute; provided that the provisions of this Section 8.01 shall not prevent the creation, incurrence, assumption or existence of the following (the Liens described below, the "Permitted Liens"):

               (i) inchoate Liens for taxes, governmental assessments, charges or levies in the nature of taxes not yet due and payable, or Liens for taxes, governmental assessments, charges or levies and in the nature of taxes being contested in good faith and by appropriate proceedings which proceedings have the effect of preventing the forfeiture or sale of the property and for which adequate reserves (in the good faith judgment of the management of the Borrower) have been established in accordance with GAAP;

               (ii) Liens in respect of property or assets of the Borrower or any of its Subsidiaries imposed by law, which were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as carriers', warehousemen's, materialmen's, repairmen's and mechanic's Liens and other similar

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        Liens arising in the ordinary course of business, and (x) which do not in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Borrower and its Subsidiaries or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien;

               (iii) Liens in existence on the Closing Date which are listed, and the property subject thereto described, in Schedule 8.01 including securing any refinancing of the Indebtedness secured, provided that the aggregate principal amount of the Indebtedness, if any, secured by such Lien does not increase from that amount outstanding on the Closing Date and Lien does not extend to any other property;

               (iv) Permitted Encumbrances;

               (v) Liens incurred or deposits made (x) in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, government contracts, performance and return-of-money bonds and other similar obligations incurred in the ordinary course of business (exclusive of obligations in respect of the payment for borrowed money); and (y) to secure the performance of leases of Real Property, to the extent incurred or made in the ordinary course of business;

               (vi) Liens created by or pursuant to this Agreement and the Security Documents;

               (vii) Liens arising under Capitalized Leases to the extent permitted by this Agreement, provided that (x) such Liens only serve to secure the payment of Indebtedness arising under such Capitalized Leases, (y) the Lien encumbering the asset giving rise to the Capitalized Lease does not encumber any other asset of the Borrower or any of its Subsidiaries and (z) the aggregate principal amount of Indebtedness secured by Liens under this clause (vii) does not exceed $25,000,000 at any time outstanding;

               (viii) statutory and common law landlord's liens under leases to which the Borrower or any of its Subsidiaries is a party;

               (ix) easements, rights-of-way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances arising after the Closing Date and not interfering in any material respect with the ordinary conduct of the business of the Borrower or any of its Subsidiaries; and

               (x) Non-Recourse Purchase Money Security Interests, securing Indebtedness permitted by Section 8.04(viii).



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

     Section 8.02. Consolidation, Merger, Sale of Assets, etc. The Borrower will not, and will not permit any of its Subsidiaries to, wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of (or agree to do any of the foregoing at any future time) all or any part of its property or assets, or enter into any sale-leaseback transactions, or purchase or otherwise acquire (in one or a series of related transactions) any part of the property or assets (other than purchases or other acquisitions of inventory, materials and equipment in the ordinary course of business) of any Person, except that:

               (i) the Transaction may be consummated;

               (ii) the Borrower and its Subsidiaries may sell and lease inventory, materials and equipment in the ordinary course of business;

               (iii) the Borrower and its Subsidiaries may sell or otherwise dispose of any assets which, in the reasonable judgment of such Person, have become uneconomic, obsolete or worn out;

               (iv) the Borrower and its Subsidiaries may sell assets, provided that (I) the aggregate sale proceeds from all assets subject to such sales pursuant to this clause (iv) (other than in the ordinary course of business, the Net Cash Proceeds of which are not required to be applied to the making of mandatory prepayments pursuant to Section 4.02.01(c)) shall not exceed $25,000,000 in any fiscal year of the Borrowers and
        (II) the Net Cash Proceeds from sales described in (I) above are either applied to repay Term Loans as provided in Section 4.02.01(c) or reinvested in replacement assets to the extent permitted by Section 4.02.01(c);

               (v) the Borrower and its Subsidiaries may sell or exchange any item of equipment, so long as the purpose of each such sale or exchange is to acquire (and results within 90 days before or after such sale or exchange in the acquisition of) replacement items of equipment which are functional equivalent of the item of equipment so sold or exchanged;

               (vi) any Subsidiary of the Borrower may be merged or consolidated with or into the Borrower (provided that the Borrower shall be the continuing or surviving corporation) or with or into any one or more Wholly-Owned Subsidiary of the Borrower (provided that the Wholly-Owned Subsidiary or Subsidiaries shall be the continuing or surviving corporation) or the Borrower may merge with and into a Wholly-Owned Domestic Subsidiary of Holdings which was created solely for the purpose of changing the Borrower's jurisdiction of incorporation to another State of the United States; and

               (vii) any Wholly-Owned Subsidiary of the Borrower may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Borrower or any other Wholly-Owned Domestic Subsidiary of the Borrower.



                                       60
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provided, however, that during the existence of any Default or Event of Default, any sale, transfer, lease, or other disposition of any such property will be subject to the terms of the relevant Security Documents relating to the permitted disposition thereof. So long as no Default or Event of Default has occurred and is continuing or would arise as a result thereof, upon the written request of the Borrower, the Agent shall release its Lien on any property sold pursuant to the foregoing provisions.

     Section 8.03. Dividends and Payment under Related Party Agreement. The Borrower will not authorize, declare, pay or make, or permit any of its Subsidiaries to authorize, declare, pay or make (a) any Dividends, except that any Subsidiary of the Borrower may pay Dividends to the Borrower or any Wholly-Owned Subsidiary of the Borrower and (b) any payment under any Related Party Agreement to the extent such payment is prohibited by the Senior Subordinated Note Documents, the Holdings Preferred Stock or the Exchange Debenture Documents. The foregoing does not prohibit (i) the Borrower's payments of up to $1,750,000 to Granaria Holdings or any of its Affiliates in the aggregate in any fiscal year of the Borrower pursuant to any Related Party Agreement entered into between Granaria Holdings or any of its Affiliates and the Borrower or its Subsidiaries to provide management and similar services to such Persons; (ii) during any period in which Holdings files consolidated income tax returns that include the Borrower, the Borrower's payments to Holdings in amounts not in excess of the amount that the Borrower would have paid if it had filed consolidated tax returns on a separate-company basis, solely in amounts and at the times necessary to permit Holdings to pay its consolidated income taxes; and (iii) commencing September 1, 2003, and semi-annually thereafter on each March 1 and September 1, the Borrower's payments of Dividends to Holdings in an amount equal to, and for the express purpose of paying, (x) the regularly scheduled cash dividend payments required to be paid by Holdings under the Holdings Preferred Stock as in effect on the Closing Date or (y) any regularly scheduled cash interest payments required to be paid by Holdings under the Exchange Debentures as in effect on the Closing Date.


     Section 8.04. Indebtedness. The Borrower will not, and will not permit any of its Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, except;

               (i) Indebtedness incurred pursuant to this Agreement and the other Credit Documents and Existing Indebtedness;

               (ii) surety and appeal bonds, performance and return-of-money bonds and other similar obligations incurred in the ordinary course of business (exclusive of obligations in respect of the payment for borrowed money) and accrued expenses incurred in the ordinary course of business;

               (iii) Indebtedness arising under Capitalized Leases to the extent permitted pursuant to Section 8.01(vii);

               (iv) Indebtedness under Interest Rate Protection Agreements relating to Indebtedness otherwise permitted under this Section 8.04;



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               (v) intercompany Indebtedness among the Borrower and its
        Subsidiaries to the extent permitted by Section 8.05(iii);

               (vi) Indebtedness of the Borrower and the Subsidiary Guarantors incurred under one or more Senior Subordinated Note Indentures and Senior Subordinated Notes and the other Senior Subordinated Note Documents delivered in connection therewith so long as (A) all of the terms and conditions (and the documentation) in connection therewith (including, without limitation, the issuer, amortization, maturities, interest rates, limitations on cash interest payable, covenants, defaults, remedies, sinking fund provisions, subordination provisions and other terms) taken as a whole, are not materially less favorable to the Borrower, and the subordination provisions thereof are not less favorable to the Lenders, than those set forth in the Senior Subordinated Note Indenture as in effect on the Closing Date and (B) the aggregate principal amount of outstanding Senior Subordinated Notes under the Senior Subordinated Note Indenture shall not exceed $220,000,000, minus the aggregate principal amount of all repayments thereof at any time;

               (vii) Indebtedness of Foreign Subsidiaries in the aggregate amount at any time outstanding not exceeding $25,000,000; and

               (viii) Indebtedness secured by Non-Recourse Purchase Money Security Interests which has not been designated Senior Indebtedness under the Senior Subordinated Note Documents provided that the aggregate principal amount of such Indebtedness does not exceed $25,000,000 at any time outstanding.

     Section 8.05. Advances, Investments and Loans. The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, lend money or credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other Person, or enter into any partnerships or joint ventures, or purchase or own a futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, except that the following shall be permitted:

               (i) the Borrower and its Subsidiaries may acquire and hold receivables owing to them, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms;

               (ii) the Borrower and its Subsidiaries may acquire and hold cash and Cash Equivalents;

               (iii) the Borrower may make intercompany loans and advances to its Wholly-Owned Subsidiaries, and any Subsidiary of the Borrower may make intercompany loans and advances to the Borrower, to the Subsidiaries of such Subsidiary or to any Wholly-Owned Subsidiary of the Borrower (collectively, "Intercompany Loans") (I) for working capital purposes in the ordinary course of business, or (II) to consolidate cash management activities of the Borrower and its Subsidiaries in the


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

        ordinary course of business, provided that each party to the Intercompany Loans shall execute the Subordination Agreement in the form of Exhibit M;

               (iv) the Borrower and its Subsidiaries may enter into Interest Rate Protection Agreements with respect to Indebtedness otherwise permitted to be incurred by the Borrower or its Subsidiaries, as the case may be, by this Agreement;

               (v) the Borrower and its Subsidiaries may acquire and own investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

               (vi) loans and advances by the Borrower and its Subsidiaries to employees of the Borrower and its Subsidiaries for moving and travel expenses and other similar expenses, in each case incurred in the ordinary course of business, in an aggregate outstanding principal amount not to exceed $1,000,000 at any time (determined without regard to any write-downs or write-offs of such loans and advances), shall be permitted;

               (vii) the Borrower may own existing investment in joint venture interests as described in Schedule 8.05; and

               (viii) loans by the Borrower to Fabricon Products, Inc. in an aggregate amount not exceeding $500,000 at any one time outstanding.

     Section 8.06. Transactions with Affiliates. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate of the Borrower or any of its Subsidiaries, other than on terms and conditions substantially as favorable to the Borrower or such Subsidiary as would be obtainable by the Borrower or such Subsidiary at the time in a comparable arm's-length transaction with a Person other than an Affiliate, except that (i) loans and advances may be incurred and made to the extent permitted by Sections 8.04 and 8.05; (ii) the Borrower and its Subsidiaries may effect intercompany transactions and transfers of goods and services in the ordinary course of business and in conformity with the business practices in effect on the Closing Date and as otherwise permitted pursuant to Section 8.02;
(iii) the Borrower may pay, on behalf of Holdings, ministerial administrative and operating fees and expenses in the ordinary course to Persons other than to Affiliates of Holdings or the Borrower, provided that the aggregate amount thereof in any fiscal year of the Borrower does not exceed $750,000, (iv) the Borrower may make Specified Transaction Payments, (v) the Borrower may pay up to $1,750,000 to Granaria Holding or any of its Affiliates in the aggregate in any fiscal year of the Borrower pursuant to any Related Party Agreement entered into between Granaria Holdings or any of its Affiliates and the Borrower or its subsidiaries to provide management and similar service to such Persons and (vi) commencing September 1, 2003, the Borrower may pay dividends to Holdings in an amount equal to (x) any regularly scheduled cash dividend payments


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




required to be paid by Holdings under the Holdings Preferred Stock as in effect on the Closing Date or (y) any regularly scheduled cash interest payments required to be paid by the Holdings under the Exchange Debentures as in effect on the Closing Date.

     Section 8.07. Capital Expenditures. (a) The Borrower will not, and will not permit any of its Subsidiaries to, make or become obligated to make any Capital Expenditures, except that during any fiscal year the Borrower and its Subsidiaries may make and become obligated to make Capital Expenditures so long as the aggregate amount of such Capital Expenditures does not exceed in any fiscal year $40,000,000.

        (b) Notwithstanding the foregoing, in the event that the amount of Capital Expenditures permitted to be made by the Borrower and its Subsidiaries pursuant to clause (a) above in any fiscal year is greater than the amount of such Capital Expenditures made by the Borrower and its Subsidiaries during such fiscal year, such excess (the "Rollover Amount") may be carried forward and utilized to make Capital Expenditures (in addition to the amount permitted in clause (a) above) in the succeeding two fiscal years so long as no Default or Event of Default has occurred and is continuing or would result therefrom.

        (c) Notwithstanding the foregoing, the Borrower and its Subsidiaries may make Capital Expenditures (which Capital Expenditures will not be included in any determination under the foregoing clause (a)) with any proceeds received by the Borrower or any of its Subsidiaries from any Recovery Event so long as such Capital Expenditures are to replace or restore any properties or assets in respect of which such proceeds were paid within 360 days following the date of the receipt of such proceeds to the extent such proceeds are not required to be applied to repay Term Loans pursuant to Section 4.02.01(g).



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

     Section 8.08. Interest Coverage Ratio. The Borrower will not permit the Interest Coverage Ratio for any Test Period ending on a date set forth below to be less than the ratio set forth opposite such date:

           DATE                                                           RATIO

     February 28, 1998                                                 1.85:1.00
     May 31, 1998                                                      1.85:1.00
     August 31, 1998                                                   1.85:1.00
     November 30, 1998                                                 1.85:1.00
     February 28, 1999                                                 1.85:1.00
     May 31, 1999                                                      1.85:1.00
     August 31, 1999                                                   1.85:1.00
     November 30, 1999                                                 1.85:1.00
     February 29, 2000                                                 2.25:1.00
     May 31, 2000                                                      2.25:1.00
     August 31, 2000                                                   2.25:1.00
     November 30, 2000                                                 2.25:1.00
     February 28, 2001                                                 2.50:1.00
     May 31, 2001                                                      2.50:1.00
     August 31, 2001                                                   2.50:1.00
     November 30, 2001                                                 2.50:1.00
     thereafter                                                        3.00:1.00

     Section 8.09. Leverage Ratio. The Borrower will not permit the Leverage Ratio on the last day of any fiscal quarter ending on or about any date set forth below to be more than the ratio set forth opposite such date:

          PERIOD                                                         RATIO

     February 28, 1998                                                 5.60:1.00
     May 31, 1998                                                      5.60:1.00
     August 31, 1998                                                   5.60:1.00
     November 30, 1998                                                 5.60:1.00
     February 28, 1999                                                 5.60:1.00
     May 31, 1999                                                      5.60:1.00
     August 31, 1999                                                   5.60:1.00
     November 30, 1999                                                 5.60:1.00
     February 29, 2000                                                 4.50:1.00
     May 31, 2000                                                      4.50:1.00
     August 31, 2000                                                   4.50:1.00
     November 30, 2000                                                 4.50:1.00
     February 28, 2001                                                 3.50:1.00
     May 31, 2001                                                      3.50:1.00
     August 31, 2001                                                   3.50:1.00
     November 30, 2001                                                 3.50:1.00
     thereafter                                                        3.50:1.00



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     Section 8.10. Fixed Charge Coverage Ratio. The Borrower will not permit the
Fixed Charge Coverage Ratio for any Test Period ending on a date set forth below to be less than the ratio set forth opposite such date:

          DATE                                                           RATIO

     February 28, 1998                                                 1.50:1.00
     May 31, 1998                                                      1.50:1.00
     August 31, 1998                                                   1.50:1.00
     November 30, 1998                                                 1.50:1.00
     February 28, 1999                                                 1.50:1.00
     May 31, 1999                                                      1.50:1.00
     August 31, 1999                                                   1.50:1.00
     November 30, 1999                                                 1.50:1.00
     February 29, 2000                                                 1.75:1.00
     May 31, 2000                                                      1.75:1.00
     August 31, 2000                                                   1.75:1.00
     November 30, 2000                                                 1.75:1.00
     February 28, 2001                                                 1.75:1.00
     May 31, 2001                                                      1.75:1.00
     August 31, 2001                                                   1.75:1.00
     November 30, 2001                                                 1.75:1.00
     thereafter                                                        1.75:1.00


     Section 8.11. Limitation on Voluntary Payments and Modifications of Indebtedness; Modifications of Certificate of Incorporation, By-Laws and Certain Other Agreements; Issuances of Capital Stock; etc. The Borrower will not, and will not permit any of its Subsidiaries to:

               (i) make (or give any notice in respect of) any voluntary or optional payment or prepayment on or redemption or purchase or defeasance or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto or any other Person money or securities before due for the purpose of paying when due) any Indebtedness (except for Indebtedness under the Credit Documents) including, without limitation, Senior Subordinated Notes or Exchange Debentures; provided that any Foreign Subsidiary may prepay any Indebtedness of such Foreign Subsidiary;

              (ii) make (or give any notice in respect of) any prepayment or redemption or acquisition for value or purchase or defeasance as a result of any asset sale, change of control or similar event (including, without limitation, by way of depositing with the trustee with respect thereto or any other Person money or securities or other property before due for the purpose of paying when due) with respect to any Senior Subordinated Note or Exchange Debenture;



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             (iii) amend or modify, or permit the amendment or modification of, any provision of any Senior Subordinated Note Document which is in any way adverse to the interests of Lenders; and

              (iv) amend, modify or change in any way adverse to the interests of the Lenders, any Tax Allocation Agreement, any Management Agreement, any Merger Document, the Confirmation Order, the Plan of Reorganization, the Trust Agreement relating to the PI Trust, its certificate of incorporation (including, without limitation, by the filing or modification of any certificate of designation) or by-laws, or any agreement entered into by it, with respect to its capital stock (including any Shareholders' Agreement), or enter into any new agreement with respect to its capital stock which in any way could be adverse to the interests of the Lenders.

     Section 8.12.Limitation on Restrictions on Subsidiary Dividends and Other Distributions. The Borrower will not, and it will not permit any of its Subsidiaries (except for Foreign Subsidiaries with respect to clause (a) below) to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Subsidiary to (a) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits, owned by the Borrower or any Subsidiary of the Borrower or pay or repay any Indebtedness owed to the Borrower or any Subsidiary of the Borrower, (b) make loans or advances to the Borrower or any Subsidiary of the Borrower, (c) transfer any of its properties or assets to the Borrower or any Subsidiary of the Borrower or
(d) encumber or pledge any of its assets, except for Permitted Liens.

     Section 8.13. Limitation on Issuances of Capital Stock by Subsidiaries. The Borrower will not permit any of its Subsidiaries to issue any capital stock (including by way of sales of treasury stock) or any options or warrants to purchase, or securities convertible into, capital stock, except for transfers and replacements of then outstanding shares of capital stock.

     Section 8.14. Limitation on the Creation of Subsidiaries. Notwithstanding anything to the contrary contained in this Agreement, the Borrower will not, and will not permit any of its Subsidiaries to, establish, create or acquire after the Closing Date any Subsidiary; provided that the Borrower and its Wholly-Owned Subsidiaries shall be permitted to establish or create Wholly-Owned Subsidiaries so long as (i) at least 30 days' prior written notice thereof is given to the Agent, (ii) the capital stock or any other equity interest in such new Subsidiary is pledged (or a security interest is granted therein) pursuant to, and to the extent required by, the Borrower and Subsidiary Pledge Agreement or the Security Agreement, as the case may be, and the certificates representing such stock, together with stock powers duly executed in blank, or such equity interest are delivered to the Collateral Agent, (iii) such new Subsidiary (other than a Foreign Subsidiary except to the extent otherwise required pursuant to
Section 7.11) executes a counterpart of the Subsidiary Guaranty, the Borrower and Subsidiary Pledge Agreement (if it has any Subsidiaries) and the Security Agreement, and (iv) to the extent requested by the Agent, the Collateral Agent or the Required Lenders, takes all actions required pursuant to Section 7.09. In addition, the Borrower shall cause each new Wholly-Owned Subsidiary to execute and deliver, or




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

cause to be executed and delivered, all other relevant documentation of the type described in Section 5 as such new Subsidiary would have had to deliver if such new Subsidiary were a Credit Party on the Closing Date.

     Section 8.15. Maintenance of Corporate Separateness; etc.

   The Borrower will not, and will not permit any of its Subsidiaries to, (a) fail to satisfy customary corporate formalities, including, without limitation,
(i) the holding of regular board of directors' and shareholders' meetings, (ii) the maintenance of separate corporate offices and records and (iii) the maintenance of separate bank accounts in its own name; (b) fail to act solely in its own corporate name and through its authorized officers and agents; (c) except in connection with the Borrower's cash management system, commingle any money or other assets of the Borrower or any of its Subsidiaries with any money or other assets of each other; or (d) take any action, or conduct its affairs in a manner, which could reasonably be expected to result in the separate corporate existence of the Borrower and each of its Subsidiaries being ignored, or the assets and liabilities of the Borrower or any of its Subsidiaries being substantively consolidated with those of each other in a bankruptcy, reorganization or other insolvency proceeding.

     Section 8.16. Business. The Borrower will not, and will not permit any of its Subsidiaries to, engage (directly or indirectly) in any business other than the business in which it is engaged on the Closing Date, reasonable extensions and expansions thereof and such business as may be incidental or related to such extension and expansions.

SECTION 9. EVENTS OF DEFAULT.

        Upon the occurrence of any of the following specified events (each an "Event of Default"):

     Section 9.01. Payments. The Borrower shall (i) default in the payment when due of any payment of principal of the Loans or Notes or (ii) default, and such default shall continue unremedied for at least two Business Days, of any payment of interest on the Loans or Notes, of any Unpaid Drawing or any Fees or any other amounts owing by it hereunder or any other Credit Document; or

     Section 9.02. Representations, etc. Any representation, warranty or statement made by any Credit Party herein or in any other Credit Document or in any statement or certificate delivered pursuant hereto or thereto shall prove to be untrue in any material respect, or any other factual information (taken as a whole) furnished on behalf of the Borrower or any of its Subsidiaries in writing to any Lender shall prove to be untrue in any material respect on the date as of which made or deemed made; or

     Section 9.03. Covenants. The Borrower shall (i) default in the due performance or observance by it of any term, covenant or agreement contained in Sections 7 or 8 or (ii) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in Sections 9.01 and 9.02 and clause (i) of this Section 9.03)




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
contained in this Agreement and such default shall continue unremedied for a period of 30 days after written notice to the Borrower by the Agent or the Required Lenders; or

     Section 9.04. Default under Other Agreements. (i) Holdings, the Borrower or any of its Subsidiaries shall (x) default in any payment of any Indebtedness of $5,000,000 or more (other than the Obligations) beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created or (y) default in the observance or performance of any agreement or condition relating to any Indebtedness of $5,000,000 or more (other than the Obligations) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required), any such Indebtedness to become due prior to its stated maturity or
(ii) any Indebtedness of $5,000,000 or more (other than Obligations) of Holdings, the Borrower or any of its Subsidiaries shall be declared to be due and payable, or required to be prepaid or purchased pursuant to put provisions, prior to the stated maturity thereof; or

     Section 9.05. Bankruptcy, etc. Holdings, the Borrower or any of its Subsidiaries shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto or any similar laws under any foreign jurisdiction (the "Bankruptcy Code"); or an involuntary case is commenced against Holdings, the Borrower or any of its Subsidiaries, and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of Holdings, the Borrower or any of its Subsidiaries, or Holdings, the Borrower or any of its Subsidiaries commences any other proceeding under any reorganization, bankruptcy, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to Holdings, the Borrower or any of its Subsidiaries, or there is commenced against Holdings, the Borrower or any of its Subsidiaries any such proceeding which remains undismissed for a period of 60 days, or Holdings, the Borrower or any of its Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or Holdings, the Borrower or any of its Subsidiaries suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or Holdings, the Borrower or any of its Subsidiaries makes a general assignment for the benefit of creditors; or any corporate action is taken by Holdings, the Borrower or any of its Subsidiaries for the purpose of effecting any of the foregoing; or

     Section 9.06. ERISA. (a) Any Plan shall fail to satisfy the minimum funding standard required for any plan year or part thereof or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code, any Plan shall have had or will have a trustee appointed to administer such Plan, any Plan is, shall have been or will be terminated or be the subject of termination proceedings under ERISA, any Plan shall have an Unfunded Current Liability giving rise to a lien under ERISA




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
or the Code, a contribution required to be made to a Plan or a Foreign Pension Plan has not been timely made, the Borrower or any Subsidiary of the Borrower or any ERISA Affiliate has incurred or will incur a liability to or on account of a Plan under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201,
4204 or 4212 of ERISA or Section 401(a)(29), 4971, 4975 or 4980 of the Code, or the Borrower or any Subsidiary of the Borrower has incurred or will incur liabilities pursuant to one or more employee welfare benefit plans (as defined in Section 3(1) of ERISA) that provide benefits to retired employees or other former employees (other than as required by Section 601 of ERISA or as disclosed on Schedule 6.10); (b) there shall result from any such event or events the imposition of a lien, the granting of a security interest, or a liability; and
(c) which lien, security interest or liability, in the opinion of the Required Lenders, could reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower or of the Borrower and its Subsidiaries taken as a whole; or

     Section 9.07. Security Documents. (a) Except in the event of the Collateral Agent's failure to file continuation statements, any Security Document shall cease to be in full force and effect in any material respect, or shall cease to give the Collateral Agent the Liens, rights, powers and privileges purported to be created thereby in favor of the Collateral Agent for the benefit of Secured Creditors (including, without limitation, a perfected security interest (purported to be created thereby) in, and Lien on, all of the Collateral) in any material respect, or (b) any Credit Party shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any such Security Document and such default shall continue unremedied for a period of 30 days; or

     Section 9.08. Guaranties. The Guaranties or any provision thereof shall cease to be in full force and effect in any material respect, or any Guarantor or any Person acting by or on behalf of such Guarantor shall deny, disaffirm or repudiate such Guarantor's obligations under any Guaranty or any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any Guaranty or any "Event of Default" with respect to the Holdings Guaranty shall occur; or

     Section 9.09. Judgments. One or more final, non-appealable judgments or decrees shall be entered against Holdings, the Borrower or any of its Subsidiaries involving in the aggregate for Holdings, the Borrower and its Subsidiaries a liability (not paid or fully covered by insurance) of $5,000,000 or more, and all such judgments or decrees shall not have been satisfied, stayed, annulled or rescinded within 60 days from the entry thereof; or

     Section 9.10. Change in Control. A Change of Control shall occur; or

     Section 9.11. Matters Regarding the Permanent Injunction. The Permanent Injunction shall be stayed, voided, vacated or reversed or modified in any material respect which results in the Borrower becoming subject to asbestos or lead related claims that were otherwise enjoined as to the Borrower:



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then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Agent shall upon the written request of the Required Lenders, by written notice to the Borrower, take any or all of the following actions, without prejudice to the rights of the Agent, any Lender or the holder of any Note to enforce its claims against any Guarantor or the Borrower (provided, that, if an Event of Default specified in Section 9.05 shall occur with respect to Holdings, the Borrower or a Subsidiary Guarantor, the result which would occur upon the giving of written notice by the Agent to the Borrower as specified in clauses (i), (ii) and (vi) below shall occur automatically without the giving of any such notice): (i) declare the Total Commitment terminated, whereupon the Commitment of each Lender shall forthwith terminate immediately and any Commitment Fee shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued interest in respect of all Loans and the Notes and all Obligations owing hereunder (including Unpaid Drawings) to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; (iii) enforce, as Collateral Agent (or direct the Collateral Agent to enforce), any or all of the Liens and security interests created pursuant to the Security Documents; (iv) terminate any Letter of Credit which may be terminated in accordance with its terms; (v) direct the Borrower to pay (and the Borrower agrees that upon receipt of such notice, or upon the occurrence of an Event of Default specified in Section 9.05, it will pay) to the Agent at its Payment Office such additional amounts of cash, to be held as security for the Borrower's reimbursement obligations for Drawings that may subsequently occur under outstanding Letters of Credit hereunder, equal to the aggregate Stated Amount of all Letters of Credit issued and then outstanding; and (vi) apply any cash collateral as provided in Section 4.02.01(a).

SECTION 10. DEFINITIONS AND ACCOUNTING TERMS.

     Section 10.01. Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

        "ABN AMRO" shall mean ABN AMRO Bank N.V. in its individual capacity.

        "A Term Loan" shall have the meaning provided in Section 1.01.01(a).

        "A Term Loan Commitment" shall mean, with respect to each Lender, the amount set forth opposite such Lender's name in Annex I directly below the column entitled "A Term Loan Commitment," as the same may be terminated or reduced pursuant to Section 3.03 and/or Section 9.

        "A Term Loan Facility" shall mean the Facility evidenced by the Total A Term Loan Commitment.

        "A Term Loan Maturity Date" shall mean the last Business Day in November, 2003.

        "A-Term Note" shall have the meaning provided in Section 1.05(a).


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


        "A TL Percentage" shall mean, at any time, (i) prior to the disbursement of the A Term Loans, a fraction (expressed as a percentage) the numerator of which is the amount of the Total A Term Loan Commitment at such time and the denominator of which is the amount of the Total Term Loan Commitment at such time and (ii) after the disbursement of the A Term Loan, a fraction (expressed as a percentage) the numerator of which is equal to the sum of the aggregate principal amount of all A Term Loans outstanding at such time and the denominator of which is equal to the sum of the aggregate principal amount of all Term Loans outstanding at such time.

        "Additional Security Documents" shall have the meaning provided in
Section 7.09(b).

        "Affiliate" shall mean, with respect to any Person, any other Person (i) directly or indirectly controlling (including, but not limited to, all directors and officers of such Person), controlled by, or under direct or indirect common control with, such Person or (ii) that directly or indirectly owns more than 5% of the voting securities of such Person. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of, such corporation, whether through the ownership of voting securities, by contract or otherwise. Notwithstanding the foregoing, none of the Lenders or any of their respective affiliates shall be deemed to be Affiliates of the Holdings, the Borrower or any of their Subsidiaries.

        "Agent" shall mean ABN AMRO Bank N.V., in its capacity as Agent for the Lenders hereunder, and shall include any successor to the Agent appointed pursuant to Section 11.09.

        "Agents" shall mean the Agent, the Documentation Agent, the Syndication Agent and the Collateral Agent.

        "Agreement" shall mean this Credit Agreement, as modified, supplemented, amended, restated, extended, renewed or replaced from time to time.

        "Applicable Base Rate Margin" shall mean initially (i) in the case of A Term Loans, Revolving Loans and Swingline Loans, 1.25%, (ii) in the case of B Term Loans, 1.625% and (iii) in the case of C Term Loans, 1.875%; provided that from and after the day that is six months after the Closing Date, the Applicable Base Rate Margin will be determined pursuant to the Pricing Grid.

        "Applicable Commitment Fee Rate" shall mean initially 0.50% and from and after the day that is six months after the Closing Date, the Applicable Commitment Fee Rate will be determined pursuant to the Pricing Grid.

        "Applicable Eurodollar Rate Margin" shall mean initially (i) in the case of A Term Loans and Revolving Loans, 2.25%, (ii) in the case of B Term Loans, 2.625% and (iii) in the case of C Term Loans, 2.875%; provided that from and after the day that is six months after the Closing Date, the Applicable Eurodollar Rate Margin will be determined pursuant to the Pricing Grid.



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


        "Approved Lender" shall have the meaning provided in the definition of "Cash Equivalents."

        "Asset Sale" shall mean any sale, transfer or other disposition by the Borrower or any of its Subsidiaries to any Person other than the Borrower or any Wholly-Owned Subsidiary of the Borrower of any asset (including, without limitation, any capital stock or other securities of another Person, but excluding the sale by such Person of its own capital stock) of the Borrower or any such Subsidiary other than (i) sales, transfers or other dispositions of inventory made in the ordinary course of business and (ii) sales of assets pursuant to Sections 8.02(ii), (iii), (v) and (vii).

        "Assignment and Assumption Agreement" shall mean the Assignment and Assumption Agreement substantially in the form of Exhibit N (appropriately completed).

        "Authorized Officer" shall mean any officer of the Borrower designated as such in writing to the Agent by the Borrower, in each case to the extent reasonably acceptable to the Agent.

        "B Lenders" shall have the meaning provided in Section 4.02.03.

        "B Term Loan" shall have the meaning provided in Section 1.01.01(b).

        "B Term Loan Commitment" shall mean, with respect to each Lender, the amount set forth opposite such Lender's name in Annex I directly below the column entitled "B Term Loan Commitment," as the same may be terminated pursuant to Section 3.03 and/or Section 9.

        "B Term Loan Facility" shall mean the Facility evidenced by the Total B Term Loan Commitment.

        "B Term Loan Maturity Date" shall mean the last Business Day in August, 2005.

        "B-Term Note" shall have the meaning provided in Section 1.05(a).

        "B TL Percentage" shall mean, at any time, (i) prior to the disbursement of the B Term Loans, a fraction (expressed as a percentage) the numerator of which is the amount of the Total B Term Loan Commitment at such time and the denominator of which is the amount of the Total Term Loan Commitment at such time and (ii) after the disbursement of the B Term Loan, a fraction (expressed as a percentage) the numerator of which is equal to the aggregate principal amount of all B Term Loans outstanding at such time and the denominator of which is equal to the sum of the aggregate principal amount of all Term Loans outstanding at such time.

        "Bankruptcy Code" shall have the meaning provided in Section 9.05.


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


        "Base Rate" at any time shall mean the higher of (x) the rate which is 1/2 of 1% in excess of the Federal Funds Rate and (y) the Prime Rate as in effect at such time.

        "Base Rate Loans" shall mean (i) any Loan designated as such by the Borrower at the time of the incurrence thereof or conversion thereto and (ii) all Swingline Loans.

        "Borrower" shall mean E-P Acquisition, Inc., a Delaware corporation, and its successor Eagle-Picher Industries, Inc., an Ohio corporation, as survivor of the Merger.

        "Borrower Stock Release Date" shall mean the date of receipt by the Agent of a written request by the Borrower to release the pledge of all of the Borrower's capital stock pledged pursuant to the Holdings Pledge Agreement following the date on which the Leverage Ratio is less than 3.0 to 1.0.

        "Borrowing" shall mean (i) the incurrence by the Borrower of one Type of Loan pursuant to a single Facility from all of the Lenders having Commitments with respect to such Facility on a pro rata basis on a given date (or resulting from a conversion or conversions on such date) having in the case of Eurodollar Rate Loans the same Interest Period, provided that Base Rate Loans incurred pursuant to Section 1.10(b) shall be considered part of the related Borrowing of Eurodollar Rate Loans and (ii) the borrowing by the Borrower of Swingline Loans from ABN AMRO on a given date.

        "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) below, any day except Saturday, Sunday and any day which shall be in New York City or City of Chicago a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Rate Loans, any day which is a Business Day described in clause (i) above and which is also a day for trading by and between banks in U.S. Dollar deposits in the London interbank Eurodollar market.

        "CERCLA" shall mean Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

        "C Lenders" shall have the meaning provided in Section 4.02.03.

        "C Term Loan" shall have the meaning provided in Section 1.01.01(c).

        "C Term Loan Commitment" shall mean, with respect to each Lender, the amount set forth opposite such Lender's name in Annex I directly below the column entitled "C Term Loan Commitment," as the same may be terminated pursuant to Section 3.03 and/or Section 9.

        "C Term Loan Facility" shall mean the Facility evidenced by the Total C Term Loan Commitment.



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

        "C Term Loan Maturity Date" shall mean the last Business Day in August, 2006.

        "C-Term Note" shall have the meaning provided in Section 1.05(a).

        "C TL Percentage" shall mean, at any time, (i) prior to the disbursement of the C Term Loans, a fraction (expressed as a percentage) the numerator of which is the amount of the Total C Term Loan Commitment at such time and the denominator of which is the amount of the Total Term Loan Commitment at such time and (ii) after the disbursement of the C Term Loan, a fraction (expressed as a percentage) the numerator of which is equal to the aggregate principal amount of all C Term Loans outstanding at such time and the denominator of which is equal to the sum of the aggregate principal amount of all Term Loans outstanding at such time.

        "Capital Expenditures" shall mean any expenditure for fixed or capital assets (including, without limitation, expenditures for maintenance and repairs which are capitalized in accordance with GAAP and Capitalized Lease Obligations).

        "Capital Lease," as applied to any Person, shall mean any lease of any property (whether real, personal or mixed) by that Person as lessee which, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person.

        "Capitalized Lease Obligations" shall mean all obligations under Capital Leases of the Borrower or any of its Subsidiaries in each case taken at the amount thereof accounted for as liabilities in accordance with GAAP.

        "Cash Equivalents" shall mean, as to any Person, (i) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) from the date of acquisition having maturities of not more than one year, (ii) U.S. Dollar denominated time deposits and certificates of deposit of (x) any Lender or (y) any bank, or holding company of such bank, whose short-term commercial paper rating or that of its parent company from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank or Lender, an "Approved Lender"), in each case with maturities of not more than one year from the date of acquisition, (iii) commercial paper issued by any Approved Lender or by the parent company of any Approved Lender and commercial paper issued by, or guaranteed by, any industrial or financial company with a short-term commercial paper rating of at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's, or guaranteed by any industrial company with a long term unsecured debt rating of at least A or A2, or the equivalent of each thereof, from S&P or Moody's, as the case may be, and in each case maturing within one year after the date of acquisition, (iv) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either S&P or Moody's, (v) investments in money market funds substantially all the assets of which are comprised of securities of the types described in clauses (i) through (iv) above and (vi) time deposits and certificates of deposit of any commercial bank of recognized standing having capital and surplus in excess of the local currency equivalent of $100,000,000 incorporated in a country where the Borrower has one or more locally operating Subsidiaries, and that is, as of the date hereof, providing banking services to the Borrower or any of its Subsidiaries.

        "Cash Proceeds" shall mean, with respect to any Asset Sale, the aggregate cash payments (including any cash received by way of deferred payment, but only as and when so received) received by the Borrower and/or any of its Subsidiaries from such Asset Sale.

        "Change of Control" shall mean (x) (i) any "Person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), excluding Holdings and any employee benefit or stock ownership plan of the Borrower, is or shall become the "beneficial owner" (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of 10% or more on a fully diluted basis of the voting and economic interests of the Borrower or shall have the right to elect a majority of the directors of the Borrower or (ii) the Board of Directors of the Borrower shall cease to consist of a majority of Continuing Directors and (y) the occurrence of any Change of Control (as defined in the Senior Subordinated Note Documents) or any Change of Control as defined in the Certificate of Designation for the Holdings Preferred Stock or in the Exchange Debenture Documents.

        "Closing Date" shall mean the day (which shall be a Business Day) specified by the Borrower on which all of the conditions specified in Section 5 as conditions precedent to the Closing Date are fulfilled or waived pursuant to this Agreement.

        "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated and rulings issued thereunder. Section references to the Code are to the Code, as in effect at the date of this Agreement, and to any subsequent provisions of the Code amendatory thereof, supplemental thereto or substituted therefor.

        "Collateral" shall mean all properties, rights, interests and privileges from time to time subject to the Liens and security interests granted to the Collateral Agent for the benefit of the Secured Creditors by the Security Documents.

        "Collateral Agent" shall mean the Agent (or any replacement thereof with the consent of the Required Lenders) acting as collateral agent for the Secured Creditors.

        "Commitment" shall mean, with respect to each Lender, such Lender's A Term Loan Commitment, B Term Loan Commitment, C Term Loan Commitment and/or Revolving Credit Commitment.

        "Commitment Fee" shall have the meaning provided in Section 3.01(a)

        "Confidential Information Memorandum" shall mean the Confidential Information Memorandum dated January 1998 relating to the Facilities.

        "Confirmation Order" shall mean the order of the United States District court for the Southern District of Ohio, Western Division, confirming the Plan of Reorganization.

        "Consolidated Current Assets" shall mean, at any time, the current assets (other than cash, Cash Equivalents and deferred income taxes to the extent included in current assets) of the Borrower and its Subsidiaries at such time determined on a consolidated basis.

        "Consolidated Current Liabilities" shall mean, at any time, the current liabilities of the Borrower and its Subsidiaries determined on a consolidated basis, but excluding deferred income taxes and the current portion of and accrued but unpaid interest on any Indebtedness under this Agreement and any other long-term Indebtedness which would otherwise be included therein.

        "Consolidated Debt" shall mean, at any time, all Indebtedness of the Borrower and its Subsidiaries determined on a consolidated basis which would be reflected on a consolidated balance sheet at such time in accordance with GAAP.

        "Consolidated EBIT" shall mean, for any period, Consolidated Net Income of the Borrower and its Subsidiaries, before total interest expense (whether cash or non-cash) and provisions for taxes based on income, and determined (i) without giving effect to any extraordinary gains or losses but with giving effect to gains or losses from sales of assets sold in the ordinary course of business, (ii) without giving effect to any impact from the LIFO method of inventory accounting, (iii) without giving effect to any noncash charge (other than depreciation or amortization) deducted in determining Consolidated Net Income for such period, including non-cash charges related to the issuance by the Borrower or any of its Subsidiaries of stock, warrants or options to management (or any exercise of any such warrants or options), (iv) without giving effect to any compensation expense incurred in connection with the Merger and (v) without giving effect to nonrecurring charges, noncash charges or documented cash charges, in each case deducted in determining Consolidated Net Income for such period and related to the Transaction (including for example, one-time expenses associated with the integration of corporate systems, temporary service fees and training, moving, relocation and other costs in connection with the Merger), in each case, to the extent such amounts have not been added back in determining Consolidated Net Income.

        "Consolidated EBITDA" shall mean, for any period, Consolidated EBIT, adjusted by adding thereto the amount of all depreciation expense and amortization expense that were deducted in determining Consolidated EBIT for such period.

        "Consolidated Fixed Charges" shall mean, for any period, the sum of (i) the aggregate amount of payments scheduled to be made by the Borrower and its Subsidiaries during such period in respect of principal on all Indebtedness (whether at maturity, as a result of mandatory sinking fund redemption, mandatory prepayment, acceleration or otherwise), on a consolidated basis, plus
(ii) Consolidated Interest Expense for such period, plus (iii) taxes to the extent paid or payable in cash during such period plus (iv) any dividends paid by the Borrower pursuant to Section 8.03(iii) during such period.


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


        "Consolidated Interest Expense" shall mean, for any period, total interest expense (including amounts properly attributable to interest with respect to capital leases in accordance with GAAP and amortization of debt discount and debt issuance costs) of the Borrower and its Subsidiaries on a consolidated basis for such period with respect to all outstanding Indebtedness of the Borrower and its Subsidiaries, including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs or benefits under Interest Rate Protection Agreements, but excluding, however, amortization of original issue discount, any payments made to obtain any Interest Rate Protection Agreement, deferred financing costs and any interest expense on deferred compensation arrangements and any other non-cash interest to the extent included in total interest expense.

        "Consolidated Net Income" shall mean, for any period, the consolidated net income (or loss) of the Borrower and its Subsidiaries for such period; provided that, (i) to the extent deducted in determining consolidated net income for such period and not otherwise added back, the amount of expenses in respect of Specified Transaction Payments attributable to such period shall be added back in determining Consolidated Net Income for such period, and (ii) to the extent not otherwise deducted in determining such consolidated net income for any period, all payments made to Holdings pursuant to the Tax Sharing Agreement or otherwise in respect of taxes for such period shall be deducted from the consolidated net income of the Borrower and (iii) any non-cash loss during the Borrower's fiscal year ending on November 30, 1998 reflecting the decrease in deferred tax assets resulting from the Merger and transactions consummated in connection therewith shall be excluded in determining consolidated net income.

        "Contingent Obligation" shall mean, without duplication, as to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or
(y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.


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


        "Continuing Directors" shall mean the directors of the Borrower on the Closing Date after giving effect to the Transaction and each other director, if such director's nomination for election to the Board of Directors of the Borrower is recommended by a majority of the then Continuing Directors.

        "Credit Documents" shall mean this Agreement, and once executed and delivered pursuant to the terms of this Agreement, each Note, each Letter of Credit Request, each Notice of Borrowing, each Notice of Conversion, each Letter of Credit, the Guaranties and each Security Document.

        "Credit Event" shall mean (i) the occurrence of the Closing Date and
(ii) the making of any Loan (other than a Loan made pursuant to a Mandatory Borrowing) or the issuance of any Letter of Credit or the deemed issuance of any Existing Letter of Credit under this Agreement.

        "Credit Party" shall mean, the Borrower and each Guarantor.

        "Creditors" shall mean and include the Agent, each Lender and each Other Creditor.

        "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

        "Defaulting Lender" shall mean any Lender with respect to which a Lender Default is in effect.

        "Dividend" with respect to any Person shall mean that such Person has declared or paid any dividend or returned any capital to its stockholders or authorized or made any other distribution, payment or delivery of property (other than common stock of the Borrower) or cash to its stockholders as such, or redeemed, retired, purchased, or otherwise acquired, directly or indirectly, for consideration, any shares of any class of its capital stock outstanding on or after the Closing Date (or any options or warrants issued by such Person with respect to its capital stock), or set aside any funds for any of the foregoing purposes, or shall have permitted any of its Subsidiaries to purchase or otherwise acquire for a consideration any shares of any class of the capital stock of such Person outstanding on or after the Closing Date (or any options or warrants issued by such Person with respect to its capital stock). Without limiting the foregoing, "Dividends" with respect to any Person shall also include all payments made or required to be made by such Person with respect to any stock appreciation rights plans, equity incentive or achievement plans or any similar plans or the setting aside of any funds for the foregoing purposes.

        "Documentation Agent" shall have the meaning provided in the first paragraph of this Agreement.

        "Documents" shall mean the Credit Documents, the Merger Documents and the Senior Subordinated Note Documents.

        "Dollars" and the sign "$" shall each mean freely transferable lawful money of the United States (expressed in dollars).

        "Domestic Subsidiary" shall mean each Subsidiary of the Borrower incorporated or organized in the United States or any State or territory thereof.

        "Drawing" shall have the meaning provided in Section 2.05(b).

        "Early Mandatory Redemption Event" shall mean any Early Mandatory Redemption Event as defined in the Certificate of Designation of Holdings with respect to Holdings Preferred Stock.

        "Effective Date" shall have the meaning provided in Section 12.10.

        "Eligible Transferee" shall mean and include a commercial bank, financial institution or other "accredited investor" (as defined in Regulation D of the Securities Act).

        "Environmental Claims" shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigations or proceedings relating in any way to any violation (or alleged violation) by the Borrower or any of its Subsidiaries under any Environmental Law (hereafter "Claims") or any permit issued under any such law, including, without limitation, (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health (other than product liability claims), safety or the environment.

        "Environmental Law" shall mean any federal, state or local statute, law, rule, regulation, ordinance, code, policy or rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to the environment, public health and safety, employee health and safety, or Hazardous Materials.

        "EPAI" shall mean E-P Acquisition, Inc., a Delaware corporation.

        "EPII" shall have the meaning provided in the second "Whereas" clause of this Agreement.

        "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

        "ERISA Affiliate" shall mean each person (as defined in Section 3(9) of ERISA) which together with the Borrower or any of its Subsidiaries would be deemed to be a "single employer" (i) within the meaning of Section 414(b), (c),
(m) and (o) of the Code or (ii) as a result of the Borrower or any of its Subsidiaries being or having been a general partner of such person.

        "Eurodollar Rate" shall mean for an Interest Period for a Borrowing of Eurodollar Loans, (I)(a) the LIBOR Index Rate for such Interest Period, if such rate is available, and (b) if the LIBOR Index Rate cannot be determined, the arithmetic average of the rates of interest per annum (rounded upwards, if necessary, to the nearest 1/100% of 1%) at which deposits in U.S. Dollars in immediately available funds are offered to the Agent at 11:00 a.m. (London, England time) two (2) Business Days before the beginning of such Interest Period by three (3) or more major banks in the interbank eurodollar market selected by the Agent for delivery on the first day of and for a period equal to such Interest Period and in an amount equal or comparable to the principal amount of the Eurodollar Rate Loan schedule to be made by the Agent as part of such Borrowing, divided (and rounded upwards to the nearest 1/100 of 1%) by (II) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves required by applicable law) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency funding or liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D).

        "Eurodollar Rate Loan" shall mean any Loan designated as such by the Borrower at the time of the incurrence thereof or conversion thereto.

        "Event of Default" shall have the meaning provided in Section 9.

        "Excess Cash Flow" shall mean, for any period cash flows from operating activities, as defined by GAAP, minus an amount equal to the sum of (i) all Capital Expenditures (other than Capital Expenditures made pursuant to Section 8.07(c) made during such period that are not financed by Indebtedness (including Capitalized Lease Obligations but excluding Loans hereunder), (ii) the aggregate principal (and interest to the extent not deducted in the calculation of cash flows) amount of permanent principal payments of Indebtedness for borrowed money of the Borrower and its Subsidiaries (other than repayments of Loans, provided that repayments of Loans shall be deducted in determining Excess Cash Flow if such repayments were (x) required as a result of a Scheduled A Repayment, a Scheduled B Repayment or a Scheduled C Repayment under Section 4.02.01(b) or (y) made as a voluntary prepayment with internally generated funds (but in the case of a voluntary prepayment of Revolving Loans, only to the extent accompanied by a voluntary reduction to the Total Revolving Credit Commitment)), and (iii) the amount of unusual or non-recurring charges that decreased Working Capital during such period.

        "Excess Cash Flow Period" shall mean each fiscal year of the Borrower commencing with the fiscal year ending November 30, 1998.

        "Excess Cash Payment Date" shall mean the date occurring 90 days after the last day of a fiscal year of the Borrower (beginning with its fiscal year ending November 30, 1998).

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

        "Exchange Debentures" shall mean the 11 3/4% Exchange Debentures due 2008 of Holdings.

        "Exchange Debenture Documents" shall mean and include each of the Exchange Debenture Indenture and the Exchange Debentures, as the same may be entered into, modified, supplemented or amended from time to time pursuant to the terms hereof and thereof.

        "Exchange Debenture Indenture" shall mean the Indenture between Holdings and a banking corporation chosen by Holdings to act as trustee thereunder in substantially the form described in the Offering Memorandum dated February 20, 1998 with respect thereto and as approved by Holdings and on file with the office of the Secretary of Holdings on the Closing Date, as the same may be entered into, modified, supplemented or amended from time to time in accordance with the terms hereof and thereof.

        "Existing Indebtedness" shall have the meaning provided in Section 6.19.

        "Existing Indebtedness Agreements" shall have the meaning provided in
Section 5.01(j)(i).

        "Existing Letters of Credit" shall mean each letter of credit set forth in Schedule 2.01.

        "Facility" shall mean any of the credit facilities established under this Agreement, i.e., the A Term Loan Facility, the B Term Loan Facility, the C Term Loan Facility or the Revolving Credit Facility.

        "Facing Fee" shall have the meaning provided in Section 3.01(c).

        "Federal Funds Rate" shall mean for any period, a fluctuating interest rate (equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal Funds brokers of recognized standing selected by the Agent.

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

        "Fees" shall mean all amounts payable pursuant to or referred to in
Section 3.01.

        "First Tier Foreign Subsidiary" shall mean, at any date of determination, each Foreign Subsidiary in which any one or more of the Borrower and its Domestic Subsidiaries owns directly more than 50%, in the aggregate, of the voting stock of such Subsidiary.

        "Fixed Charge Coverage Ratio" shall mean, at any time, the ratio of Consolidated EBITDA for the Test Period last ended to Consolidated Fixed Charges for the Test Period last ended.

        "Foreign Pension Plan" shall mean any plan, fund (including, without limitation, any superannuation fund) or other similar program established or maintained outside the United States of America by the Borrower or any one or more of its Subsidiaries primarily for the benefit of employees of the Borrower or such Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA.

        "Foreign Subsidiary" shall mean each Subsidiary of the Borrower other than a Domestic Subsidiary.

        "GAAP" shall mean generally accepted accounting principles and practices in the United States of America as promulgated by Financial Accounting Standards Board and as in effect from time to time and consistently applied; it being understood and agreed that determinations in accordance with GAAP for purposes of Section 8, including defined terms as used therein, are subject (to the extent provided therein) to Section 12.07(a).

        "Granaria Holdings" means Granaria Holdings N.V., a Dutch corporation, and its successors.

        "Guaranteed Creditors" shall mean and include each of the Agent, the Collateral Agent, the Lenders and each party (other than any Credit Party) party to an Interest Rate Protection Agreement to the extent that such party constitutes a Secured Creditor under the Security Documents.

        "Guaranteed Obligations" shall mean (i) the principal and interest on each Note issued by the Borrower to each Lender, and Loans made, under this Agreement and all reimbursement obligations and Unpaid Drawings with respect to Letters of Credit, together with all the other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities,



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fees and interest thereon) of the Borrower to such Lender, the Agents now existing or hereafter incurred under, arising out of or in connection with this Agreement or any other Credit Document and the due performance of and compliance with, by any Credit Party, all the terms, conditions and agreements contained in each of the Credit Documents to which it is a party, (ii) all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of the Borrower owing under any Interest Rate Protection Agreement entered into by the Borrower with any Lender or any affiliate thereof (even if such Lender subsequently ceases to be a Lender under this Agreement for any reason) so long as such Lender or affiliate participates in such Interest Rate Protection Agreement, and their subsequent assigns, if any, whether now in existence or hereafter arising, and the due performance of and compliance with all terms, conditions and agreements contained therein and (iii) any other obligations or liabilities of any Credit Party under the Credit Documents guaranteed under the Guaranties.

        "Guarantor" shall mean each of Holdings and the Subsidiary Guarantors.

        "Guaranty" shall mean each of the Holdings Guaranty and the Subsidiary Guaranty (collectively, the "Guaranties").

        "Hazardous Materials" shall mean (a) any petrochemical or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, and radon gas; and (b) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "restricted hazardous materials," "extremely hazardous wastes," "restrictive hazardous wastes," "toxic substances," "toxic pollutants," "contaminants" or "pollutants," or words of similar meaning and regulatory effect under any applicable Environmental Law.

        "Holdings" shall mean Eagle-Picher Holdings, Inc., a Delaware corporation.

        "Holdings Common Stock" shall mean common stock of Holdings.

        "Holdings Guaranty" shall have the meaning provided in Section
5.01(h)(i).

        "Holdings Pledge Agreement" shall have the meaning provided in Section 5.01(h)(ii).

        "Holdings Preferred Stock" shall mean 11 3/4% Cumulative Redeemable Exchangeable Preferred Stock of Holdings.



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        "Immaterial Subsidiary" shall mean (i) any Subsidiary of the Borrower which does not own assets in excess of $50,000, (ii) any Name Holder Subsidiary
(iii) Eagle-Picher, Inc., a Virgin Island foreign sales corporation; provided, however, that Immaterial Subsidiaries shall not include any Subsidiary of the Borrower which is a guarantor of Indebtedness with respect to the Senior Subordinated Notes.

        "Indebtedness" shall mean, as to any Person, without duplication, (i) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money or for the deferred purchase price of property or services, but excluding current trade accounts payable incurred in the ordinary course of business, (ii) the maximum amount available to be drawn under all letters of credit issued for the account of such Person and all unpaid drawings in respect of such letters of credit, (iii) all Indebtedness of the types described in clause (i), (ii), (iv), (v), (vi) or (vii) of this definition secured by any Lien on any property owned by such Person, whether or not such Indebtedness has been assumed by such Person, (iv) the aggregate amount required to be capitalized under leases under which such Person is the lessee, (v) all obligations of such Person to pay a specified purchase price for goods or services, whether or not delivered or accepted, i.e., take-or-pay and similar obligations, (vi) all Contingent Obligations of such Person and (vii) all obligations under any Interest Rate Protection Agreement.

        "Intercompany Loan" shall have the meaning provided in Section 8.05.

        "Interest Coverage Ratio" for any period shall mean the ratio of Consolidated EBITDA to Consolidated Interest Expense for such period.

        "Interest Determination Date" shall mean, with respect to any Eurodollar Rate Loan, the second Business Day prior to the commencement of any Interest Period relating to such Eurodollar Rate Loan.

        "Interest Period" shall have the meaning provided in Section 1.09.

        "Interest Rate Protection Agreement" shall mean any interest rate swap agreement, interest rate cap agreement, interest collar agreement, interest rate hedging agreement, interest rate futures agreement or other similar agreement or arrangement.

        "Judgment Currency" shall have the meaning provided in Section 12.17(a).

        "Judgment Currency Conversion Date" shall have the meaning provided in
Section 12.17(a).



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        "L/C Supportable Indebtedness" shall mean (i) obligations of the
Borrower or any of its Subsidiaries incurred in the ordinary course of business with respect to insurance obligations and workers' compensation, surety bonds and other similar statutory obligations and (ii) such other obligations of the Borrower or any of its Subsidiaries as are reasonably acceptable to the Agent and the Letter of Credit Issuer and otherwise permitted to exist pursuant to the terms of this Agreement.

        "Lease Agreements" shall have the meaning provided in Section
5.01(j)(v).

        "Leasehold" of any Person shall mean all of the right, title and interest of such Person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.

        "Lender" shall mean each financial institution listed in Annex I, as well as any Person which becomes a "Lender" hereunder pursuant to Section 12.04.

        "Lender Default" shall mean (i) the refusal (which has not been retracted) of a Lender to make available its portion of any Borrowing (including any Mandatory Borrowing) or to fund its portion of any unreimbursed payment under Section 2.04(c) or (ii) a Lender having notified in writing the Borrower and/or the Agent that it does not intend to comply with its obligations under
Section 1.01.01 or 1.01.03 or Section 2.

        "Letter of Credit" shall have the meaning provided in Section 2.01(a).

        "Letter of Credit Fee" shall have the meaning provided in
Section 3.01(b).

        "Letter of Credit Issuer" shall mean (i) with respect to any Existing Letters of Credit, a bank identified as a letter of credit issuer for such Existing Letter of Credit in Schedule 2.01; (ii) with respect to the Letters of Credit issued on or after the Closing Date, ABN AMRO or any Revolving Lender designated as such pursuant to the last paragraph of Section 2.01(a).

        "Letter of Credit Outstandings" shall mean, at any time, the sum of (i) the aggregate Stated Amount of all outstanding Letters of Credit and (ii) the aggregate amount of all Unpaid Drawings.

        "Letter of Credit Request" shall have the meaning provided in Section 2.03(a).

        "Leverage Ratio" shall mean, at any time, the ratio of Consolidated Debt at such time to Consolidated EBITDA for the Test Period last ended.



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

        "LIBOR Index Rate" shall mean, for any Interest Period, the rate per annum (rounded upwards, if necessary, to the nearest 1/100% of 1%) for deposits in U.S. Dollars for a period equal to such Interest Period, which appears on the Telerate Page 3750 as of 11:00 a.m. (London, England time) on the day two (2) Business Days before the commencement of such Interest Period.

        "Lien" shall mean any mortgage, pledge, hypothecation, security interest, encumbrance, lien (statutory or other), or security agreement of any kind or nature whatsoever (including, without limitation, any agreement to give any of the foregoing any conditional sale or other title retention agreement any financing or similar statement or notice filed under the UCC or any similar recording or notice and any lease having substantially the same effect as any of the foregoing and any assignment or deposit arrangement in the nature of a security device).

        "Loan" shall mean each and every Loan made by any Lender hereunder, including A Term Loans, B Term Loans, C Term Loans, Revolving Loans or Swingline Loans.

        "Majority Lenders" of any Facility shall mean those Non-Defaulting Lenders which would constitute the Required Lenders under, and as defined in, this Agreement if all outstanding Obligations of the other Facilities under this Agreement were repaid in full and all Commitments with respect thereto were terminated.

        "Management Agreements" shall have the meaning provided in Section 5.01(j)(iii).

        "Mandatory Borrowing" shall have the meaning provided in
Section 1.01.03.

        "Mandatory Redemption Event" shall mean "Mandatory Redemption Event" as defined in Holdings' certificate of designation with respect to the Holdings Preferred Stock.

        "Margin Adjustment Period" shall mean on a date (a) with respect to the first such period, the period which shall commence 6 months from the Closing Date and which shall end on the earlier of (i) the date of actual delivery of the next financial statements pursuant to Section 7.01(b)(i) or (c)(i), as the case may be, and (ii) the latest date on which the next financial statements are required to be delivered pursuant to Section 7.01(b)(i) or (c)(i), as the case may be and (b) thereafter, with respect to each succeeding period, each period which shall commence on a date on which the financial statements are delivered pursuant to Section 7.01(b)(i) or (c)(i), as the case may be, and which shall end on the earlier of (i) the date of actual delivery of the next financial statements pursuant to Section 7.01(b)(i) or (c)(i), as the case may be, and
(ii) the latest date on which the next financial statements are required to be delivered pursuant to Section 7.01(b)(i) or (c)(i), as the case may be.



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        "Margin Stock" shall have the meaning provided in Regulation U.

        "Material Adverse Effect" shall mean a material adverse effect on the business, properties, assets, liabilities or financial condition of the Borrower or of the Borrower and its Subsidiaries taken as a whole.

        "Maturity Date" with respect to any Facility shall mean either the A Term Loan Maturity Date, the B Term Loan Maturity Date, the C Term Loan Maturity Date or the Revolving Loan Maturity Date, as the case may be.

        "Maximum Swingline Amount" shall mean $10,000,000.

        "Merger" shall mean the merger of EPAI with and into EPII pursuant to the Merger Agreement.

        "Merger Agreement" shall mean the Merger Agreement dated as of December 23, 1997 among the PI Trust, EPII, the Holdings and EPAI.

        "Merger Documents" shall mean the Merger Agreement and all other agreements and documents relating to the Merger.

        "Minimum Borrowing Amount" shall mean (i) for Term Loans, $5,000,000;
(ii) for Revolving Loans, $2,500,000; and (iii) for Swingline Loans, $100,000 and in each case integral multiples thereof.

        "Moody's" shall mean Moody's Investors Service, Inc.

        "Mortgage" shall have the meaning provided in Section 5.01(i)(A).

        "Mortgage Policies" shall have the meaning provided in Section
5.01(i)(B).

        "Mortgaged Properties" shall mean and include the Real Properties owned or leased by the Borrower and its Domestic Subsidiaries to the extent designated as such on Schedule 6.17.

        "Multiemployer Plan" shall mean any multiemployer plan (within the meaning of section 4001(a)(3) of ERISA) to which the Borrower or any of its Subsidiaries has any liability or contributes (or has at any time within the past five years contributed to or had any liability to contribute).



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

        "Name Holder Subsidiary" shall mean any Subsidiary of the Borrower or any of its Subsidiaries incorporated and existing solely for the purpose of reserving the corporate name of such Subsidiary and which does not conduct any business or hold any assets; provided that such Subsidiary may own another Name Holder Subsidiary.

        "Net Cash Proceeds" shall mean, with respect to any Asset Sale, the Cash Proceeds resulting therefrom net of (a) reasonable cash expenses of sale (including brokerage fees, if any, transfer taxes and payment of principal, premium and interest of Indebtedness other than the Loans required to be repaid as a result of such Asset Sale) and (b) incremental income taxes paid or payable as a result thereof.

        "1996 Credit Agreement" shall mean $60,000,000 Revolving Credit Facility Credit Agreement (dated as of November 29, 1996) by and among EPII, certain of its subsidiaries, the bank's party thereto and PNC Bank, Ohio, National Association, as agent, as amended.

        "Non-Defaulting Lender" shall mean each Lender other than a Defaulting Lender.

        "Non-Recourse Purchase Money Indebtedness" shall mean Indebtedness of the Borrower or any of its Subsidiaries incurred (a) to finance the purchase of any assets of the Borrower or any of its Subsidiaries within 90 days of such purchase, (b) to the extent the amount of Indebtedness thereunder does not exceed 100% of the purchase cost of such assets, (c) to the extent the purchase cost of such assets is or should be included in "additions to property, plant and equipment" in accordance with GAAP, and (d) to the extent that such Indebtedness is non-recourse to the Borrower or any of its Subsidiaries or any of their respective assets other than the assets so purchased.

        "Non-Recourse Purchase Money Security Interest" shall mean a Lien on assets of the Borrower or any of its subsidiaries to secure Non-Recourse Purchase Money Indebtedness with which such assets were purchased.

        "Non-Voting Equity" shall mean issued and outstanding shares of each class of capital stock or other ownership interest not entitled to vote (within the meaning of Tres. Reg., Section 1.956-2(c)(2).

        "Note" shall mean each A Term Note, each B Term Note, each C Term Note, each Revolving Note and the Swingline Note.

        "Notice of Borrowing" shall have the meaning provided in Section
1.03(a).

        "Notice of Conversion" shall have the meaning provided in Section 1.06.



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

        "Notice Office" shall mean the office of the Agent located at 1325 Avenue of the Americas, New York, New York 10019, Attention: Agency Services, or such other office as the Agent may hereafter designate in writing as such to the other parties hereto.

        "Obligation Currency" shall have the meaning provided in Section
12.17(a).

        "Obligations" shall mean all amounts, direct or indirect, contingent or absolute, of every type or description, and at any time existing, owing to the Agent or any Lender pursuant to the terms of this Agreement or any other Credit Document.

        "Participant" shall have the meaning provided in Section 2.04(a).

        "Payment Office" shall mean the office of the Agent located at 1325 Avenue of the Americas, New York, New York 10019, or such other office as the Agent may hereafter designate in writing as such to the other parties hereto.

        "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA or any successor thereto.

        "Permanent Injunction" shall mean the order included in the Confirmation Order permanently staying, restraining and enjoining any entity from taking any actions with respect to asbestos or lead personal injury claims against EPII and certain of its Subsidiaries designated as "Debtors" in such order.

        "Permitted Encumbrances" shall mean (i) those liens, encumbrances and other matters affecting title to any Mortgaged Property listed in the Mortgage Policies in respect thereof as of the Closing Date and found reasonably acceptable by the Collateral Agent, (ii) as to any particular Mortgaged Property at any time, such additional easements, encroachments, covenants, rights of way, minor defects, irregularities or encumbrances on title which do not, in the reasonable opinion of the Collateral Agent, materially impair such Mortgaged Property for the purpose for which it is held by the mortgagor thereof, or the lien held by the Collateral Agent for the benefit of Secured Creditors, (iii) applicable laws, ordinances, regulations, including without limitation, zoning and other municipal ordinances which are not violated in any material respect by the existing improvements and the present use made by the mortgagor thereof of the Premises (as defined in the respective Mortgage), (iv) general real estate taxes and assessments not yet delinquent, and (v) such other items as the Agent may consent to.

        "Permitted Holdings Transactions" means (i) the execution, delivery and performance by Holdings of its obligations under, (x) any guarantees by Holdings of Obligations of the Borrower and/or its Subsidiaries with respect to this Agreement and/or the Notes and obligations of the



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

Borrowers under Interest Rate Protection Agreements and the pledge of capital stock of the Borrower as collateral for its obligations under any such guarantee, and the guarantee by Holdings of any other Indebtedness of the Borrower and/or its Subsidiaries which such Indebtedness is permitted to be incurred under this Agreement, (y) the Tax Sharing Agreement (ii) the establishment of a wholly-owned Subsidiary (other than a Subsidiary of the Company) for use as a vehicle for the consummation of an acquisition where all or a substantial part of the consideration thereof is common stock of Holdings, provided that (A) any such Subsidiary shall become a direct or indirect Wholly-Owned Subsidiary of the Borrower within 60 days after the consummation of such acquisition and (B) immediately after giving effect to such acquisition, no Mandatory Redemption Event, Default or Event of Default shall have occurred,
(iii) any investment in the Borrower, (iv) payments with respect to the Holdings Preferred Stock and the Exchange Debenture and any Restricted Payment that is permitted in accordance with the "Limitations on Restricted Payments" covenant, and (v) the performance of ministerial activities and payment of taxes and administrative fees necessary for the Borrower and its Subsidiaries.

        "Permitted Liens" shall have the meaning provided in Section 8.01.

        "Person" shall mean any individual, partnership, joint venture, firm, corporation, limited liability company association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

        "PI Trust" shall mean the personal injury trust established pursuant to the Plan of Reorganization.

        "Plan" shall mean any multiemployer or single-employer plan (as each such term is defined in Section 4001 of ERISA) subject to Title IV of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute to) the Borrower or a Subsidiary of the Borrower or an ERISA Affiliate, and each such plan for the five-year period immediately following the latest date on which the Borrower or a Subsidiary of the Borrower or an ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.

        "Plan of Reorganization" shall mean the plan or reorganization relating to EPII issued by the United States Bankruptcy Court, Southern District of Ohio, Western Division.

        "Pledge Agreement" shall have the meaning provided in Section
5.01(h)(ii).

        "Pledge Agreement Collateral" shall mean all "Collateral" as defined in the Pledge Agreement.



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

        "Pledged Securities" shall mean all the Pledged Securities as defined in the Pledge Agreement.

        "Pricing Grid" shall mean the pricing grid attached hereto as Annex II.

        "Prime Rate" shall mean the rate which ABN AMRO announces from time to time as its prime lending rate for U.S. Dollar loans, the Prime Rate to change when and as such prime lending rate changes. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. ABN AMRO may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

        "Projections" shall have the meaning provided in Section 5.01(m).

        "RCRA" shall mean Resource Conservation and Recovery Act, as amended.

        "Real Property" of any Person shall mean all of the right, title and interest of such Person in and to land, improvements and fixtures, including leaseholds.

        "Recovery Event" shall mean the receipt by the Borrower or any of its Subsidiaries of any insurance or condemnation proceeds payable (i) by reason of theft, physical destruction or damage or any other similar event with respect to any properties or assets of the Borrower or any of its Subsidiaries, (ii) by reason of any condemnation, taking, seizing or similar event with respect to any properties or assets of the Borrower or any of its Subsidiaries and (iii) under any policy of insurance required to be maintained under Section 7.03.

        "Register" shall have the meaning provided in Section 12.16.

        "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

        "Regulation G" shall mean Regulation G of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or any portion thereof.

        "Regulation T" shall mean Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or any portion thereof.

        "Regulation U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.



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

        "Regulation X" shall mean Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or any portion thereof.

        "Related Fund" shall mean, with respect to any Lender that is a fund that invests in bank loans, any other fund that invests in bank loans and is advised or managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

        "Related Party Agreement" shall mean any management or advisory agreements or other arrangements with any Affiliate of the Borrower or with any other direct or indirect holder of more than 10% of any class of the Borrower's or Holdings, capital stock (except, in any such case, Holdings, the Borrower or any Subsidiary).

        "Release" shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing or migration into the environment.

        "Replaced Lender" shall have the meaning provided in Section 1.13(a).

        "Replacement Lender" shall have the meaning provided in Section 1.13(a).

        "Reportable Event" shall mean an event described in Section 4043(b) of ERISA with respect to a Plan as to which the 30-day notice requirement has not been waived by the PBGC.

        "Required Lenders" shall mean collectively Non-Defaulting Lenders the sum of whose outstanding Term Loans, Term Loan Commitments, Revolving Credit Commitments (or, if after the Total Revolving Credit Commitment has been terminated, outstanding Revolving Loans and Revolving Percentages of outstanding Swingline Loans and Letter of Credit Outstandings) constitute greater than 50% of the sum of (i) the total outstanding Term Loans of Non-Defaulting Lenders, or the Total Term Loan Commitment then in effect and (ii) the Total Revolving Credit Commitment less the aggregate Revolving Credit Commitments of Defaulting Lenders (or, if after the Total Revolving Credit Commitment has been terminated, the total outstanding Revolving Loans of Non-Defaulting Lenders and the aggregate Revolving Percentages of all Non-Defaulting Lenders of the total outstanding Swingline Loans and Letter of Credit Outstandings at such time).

        "Retiree Welfare Plan" shall mean any employee welfare benefit plan (within the meaning of section 3(1) of ERISA) which provides benefits to retired or other former employees of the Borrower or any of its Subsidiaries (other than continuation of group health plan coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or pursuant to applicable state or foreign law).

        "Returns" shall have the meaning provided in Section 6.09.



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

        "Revolving Credit Commitment" shall mean, with respect to each Lender, the amount set forth opposite such Lender's name in Annex I directly below the column entitled "Revolving Credit Commitment," as the same may be reduced from time to time pursuant to Section 3.02, Section 3.03 and/or Section 9.

        "Revolving Credit Facility" shall mean the Facility evidenced by the Total Revolving Credit Commitment.

        "Revolving Lender" shall mean at any time each Lender with a Revolving Credit Commitment or with outstanding Revolving Loans.

        "Revolving Loan" shall have the meaning provided in Section 1.01.01(d).

        "Revolving Loan Maturity Date" shall mean the last Business Day in February, 2004.

        "Revolving Note" shall have the meaning provided in Section 1.05(a).

        "Revolving Percentage" shall mean at any time for each Revolving Lender, with respect to Revolving Loans, Swingline Loans and Letters of Credit, the percentage obtained by dividing such Revolving Lender's Revolving Credit Commitment by the Total Revolving Credit Commitment, provided that if the Total Revolving Credit Commitment has been terminated, the Revolving Percentage of each Revolving Lender shall be determined by dividing such Revolving Lender's Revolving Credit Commitment immediately prior to such termination by the Total Revolving Credit Commitment immediately prior to such termination.

        "Rollover Amount" shall have the meaning provided in Section 8.07(b).

        "Scheduled A Repayment" shall have the meaning provided in Section 4.02.01(b)(i).

        "Scheduled B Repayment" shall have the meaning provided in Section 4.02.01(b)(ii).

        "Scheduled C Repayment" shall have the meaning provided in Section 4.02.01(b)(iii).

        "Scheduled Repayment" shall mean any Scheduled A Repayment, any Scheduled B Repayment or any Scheduled C Repayment.

        "SEC" shall have the meaning provided in Section 7.01(h).

        "Section 4.04(b)(ii) Certificate" shall have the meaning provided in
Section 4.04(b).



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

        "Secured Creditors" shall have the meaning provided in the Security Documents.

        "Securities Act" shall mean the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder.

        "Security Agreement" shall have the meaning provided in Section 5.01(h)(iii).

        "Security Agreement Collateral" shall mean all "Collateral" as defined in the Security Agreement.

        "Security Documents" shall mean and include the Security Agreement, each Pledge Agreement, each Mortgage, and each Additional Security Document, if any.

        "Senior Subordinated Note Documents" shall mean and include each of the Senior Subordinated Note Indenture and the Senior Subordinated Notes, as the same may be entered into, modified, supplemented or amended from time to time pursuant to the terms hereof and thereof.

        "Senior Subordinated Note Indenture" shall mean the Indenture dated as of February 24, 1998 among the Borrower, the guarantors named therein and The Bank of New York, as trustee, and any other Indentures that may be entered into by and between the Borrower and the trustee for the holders of the Senior Subordinated Notes or the purchaser of the Senior Subordinated Notes, as applicable, in the form referred to in, or having the terms permitted by,
Section 8.04(vi), as the same may be entered into, modified, supplemented or amended from time to time in accordance with the terms hereof and thereof.

        "Senior Subordinated Notes" shall mean the 9 3/8% Senior Subordinated Notes due 2008 of the Borrower and any other senior subordinated notes of the Borrower that may be issued pursuant to a Senior Subordinated Note Indenture and as the same may be modified, supplemented or amended from time to time pursuant to the terms hereof and thereof.

        "Shareholder's Agreements" shall have the meaning provided in Section 5.01(j)(ii).

        "Specified Transaction Payments" means the following payments made to or for the benefit of present or future officers and employees of the Borrower and its Affiliates, or to Granaria Holdings and its Affiliates, in each case in connection with the Transaction and on terms (including without limitation the amount thereof) substantially as described in the Offering Memorandum, but only to the extent that the aggregate amount thereof does not exceed $43.2 million for all periods from and after the Closing Date: (i) payments to finance or refinance the purchase by such officers and employees (or a trust for their benefit) of capital stock of Holdings



                                       95
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

or its parent company, the grant or vesting of any award of such capital stock and the payment by such officers and employees of income taxes in respect thereof, (ii) stay put and other incentive bonuses, (iii) severance payments and
(iv) transaction fees paid to Granaria Holdings.

        "S&P" shall mean Standard & Poor's Ratings Services, a division of McGraw Hill, Inc.

        "Stated Amount" of each Letter of Credit shall mean at any time the maximum amount available to be drawn thereunder at such time, determined without regard to whether any conditions to drawing could then be met.

        "Subsidiary" shall mean, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time.

        "Subsidiary Guarantor" shall mean each Subsidiary of the Borrower (other than a Foreign Subsidiary except to the extent otherwise provided in Section 7.11) (except Immaterial Subsidiaries) that is or becomes a party to the Subsidiary Guaranty.

        "Subsidiary Guaranty" shall have the meaning provided in Section 5.01(h)(i)

        "Swingline Expiry Date" shall mean the date which is two Business Days prior to the Revolving Loan Maturity Date.

        "Swingline Lender" shall mean ABN AMRO Bank N.V., in its capacity as a Swingline Lender, or any Lender acting in replacement thereof with the consent of the Borrower.

        "Swingline Loan" shall have the meaning provided in Section 1.01.02.

        "Swingline Note" shall have the meaning provided in Section 1.05(a).

        "Syndication Agent" shall have the meaning provided in the first paragraph of this Agreement.

        "Tax Sharing Agreement" means any tax sharing agreement or arrangement entered or to be entered into by Holdings, the Borrower and its Subsidiaries, providing for payments by or to



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Holdings, the Borrower and its Subsidiaries that, in each case, are not in excess of the tax liabilities that would have been payable by such Person on a stand-alone basis.

        "Taxes" shall have the meaning provided in Section 4.04(a).

        "Telerate Page 3750" shall mean the display designated as Page 3750 on the Telerate Service (or such other page as may replace Page 3750 on that service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association Interest Settlement Rates for U.S. Dollar deposits).

        "Term Loan" shall mean each A Term Loan, each B Term Loan and each C Term Loan.

        "Term Loan Commitment" shall mean, with respect to each Lender at any time, the sum of the A Term Loan Commitment, the B Term Loan Commitment and the C Term Loan Commitment of such Lender at such time.

        "Test Period" shall mean the four consecutive fiscal quarters of the Borrower then last ended, in each case taken as one accounting period.

        "Title Insurers" shall have the meaning provided in Section 5.01(i)(B).

        "Total A Term Loan Commitment" shall mean the sum of the A Term Loan Commitments of each of the Lenders.

        "Total B Term Loan Commitment" shall mean the sum of the B Term Loan Commitments of each of the Lenders.

        "Total C Term Loan Commitment" shall mean the sum of the C Term Loan Commitment of each of the Lenders.

        "Total Commitment" shall mean the sum of the Total Term Loan Commitment and the Total Revolving Credit Commitment

        "Total Revolving Credit Commitment" shall mean the sum of the Revolving Credit Commitments of each of the Lenders.

        "Total Term Loan Commitment" shall mean the sum of the Total A Term Loan Commitment, the Total B Term Loan Commitment and the Total C Term Loan Commitment.



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        "Total Unutilized Revolving Credit Commitment" shall mean, at any time,
(i) the Total Revolving Credit Commitment at such time less (ii) the sum of the aggregate principal amount of all Revolving Loans and Swingline Loans outstanding at such time plus the Letter of Credit Outstandings at such time.

        "Transaction" shall mean, collectively, (i) the Merger, (ii) the incurrence of Loans and the issuance or deemed issuance of Letters of Credit on the Closing Date, (iii) the issuance and sale of the Senior Subordinated Notes,
(iv) the refinancing on the Closing Date of substantially all Indebtedness of the Borrower and its Subsidiaries (other than the Senior Subordinated Notes and the Existing Indebtedness) and (v) the payment of fees and expenses in connection with the foregoing.

        "Type" shall mean any type of Loan determined with respect to the interest option applicable thereto, i.e., a Base Rate Loan or a Eurodollar Rate Loan.

        "UCC" shall mean the Uniform Commercial Code as from time to time in effect in the relevant jurisdiction.

        "Unfunded Current Liability" of any Plan means the amount, if any, by which the actuarial present value of the accumulated plan benefits under the Plan as of the close of its most recent plan year exceeds the fair market value of the assets allocable thereto, each determined in accordance with Statement of Financial Accounting Standards No. 35, based upon the actuarial assumptions used by the Plan's actuary in the most recent annual valuation of such Plan.

        "United States" and "U.S." shall each mean the United States of America.

        "Unpaid Drawings" shall have the meaning provided in Section 2.05(a).

        "U.S. Dollars" and the sign "$" shall each mean freely transferable lawful money of the United States of America.

        "Unutilized Revolving Credit Commitment" of any Lender at any time shall mean the Revolving Credit Commitment of such Lender at such time less the sum of
(i) the aggregate principal amount of Revolving Loans made by such Lender and then outstanding and (ii) such Lender's Percentage of the Letter of Credit Outstandings at such time.

        "Voting Equity" shall mean the issued and outstanding shares of each class of capital stock or other ownership interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2).



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        "Waivable Mandatory Repayment" shall have the meaning provided in
Section 4.02.03.

        "Wholly-Owned Domestic Subsidiary" shall mean, as to any Person, any Wholly-Owned Subsidiary of such Person which is a Domestic Subsidiary.

        "Wholly-Owned Foreign Subsidiary" shall mean, as to any Person, any Wholly-Owned Subsidiary of such Person which is a Foreign Subsidiary.

        "Wholly-Owned Subsidiary" shall mean, as to any Person, (i) any corporation 100% of whose capital stock (other than director's qualifying shares and/or other nominal amounts of shares required to be held other than by such Person under applicable law) is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time.

        "Working Capital" shall mean the excess of Consolidated Current Assets minus Consolidated Current Liabilities.

        "Written" (whether lower or upper case) or "in writing" shall mean any form of written communication or a communication by means of telex, facsimile device, telegraph or cable.

     Section 10.02. Principles of Construction. (a) All references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Agreement unless otherwise specified.

        (b) All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles in the United Sates in conformity with those used in the preparation of the financial statements referred to in Section 6.05(a).

SECTION 11. THE AGENT.

     Section 11.01. Appointment. The Lenders hereby designate ABN AMRO as Agent to act as specified herein and in the other Credit Documents. Each Lender hereby irrevocably authorizes, and each holder of any Note by the acceptance of such Note shall be deemed irrevocably to authorize, the Agent to take such action on its behalf under the provisions of this Agreement, the other Credit Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Agent may perform any of its duties hereunder by or through its respective officers, directors, agents, employees or affiliates.



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     Section 11.02. Nature of Duties. Notwithstanding any provision to the contrary elsewhere in this Agreement or in any other Credit Document, the Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement and the other Credit Documents. Neither the Agent nor any of its respective officers, directors, agents, employees or affiliates shall be liable for any action taken or omitted by it or them hereunder or under any other Credit Document or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Agent shall be mechanical and administrative in nature; the Agent shall not have by reason of this Agreement or any other Credit Documents a fiduciary relationship in respect of any Lender or the holder of any Note; and nothing in this Agreement or any other Credit Document, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of this Agreement or any other Credit Document except as expressly set forth herein or therein.

     Section 11.03. Lack of Reliance on the Agent. Independently and without reliance upon the Agent, each Lender and the holder of each Note, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Credit Parties in connection with the making and the continuance of the Loans and the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of the Credit Parties and, except as expressly provided in this Agreement, the Agent shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Lender or the holder of any Note with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter. The Agent shall not be responsible to any Lender or the holder of any Note for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of this Agreement or any other Credit Document or the financial condition of the Borrower and its Subsidiaries or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Credit Document, or the financial condition of the Borrower and its Subsidiaries or the existence or possible existence of any Default or Event of Default.

     Section 11.04. Certain Rights of the Agent. If the Agent shall request instructions from the Required Lenders with respect to any act or action (including failure to act) in connection with the Agreement or any Credit Document, the Agent shall be entitled to refrain from such act or taking such action unless and until the Agent shall have received instructions from the Required Lenders; and the Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Lender or the holder of any Note shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder or under any other Credit Document in accordance with the instructions of the Required Lenders.



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     Section 11.05. Reliance. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by any Person that the Agent believed to be the proper Person, and, without respect to all legal matters pertaining to this Agreement and any other Credit Document and its duties hereunder and thereunder, upon advice of counsel selected by the Agent.

     Section 11.06. Indemnification. In the event the Agents or Letter of Credit Issuer, as applicable, is not reimbursed and indemnified by the Borrower, the Lenders will reimburse and indemnify (but only to the extent required to be reimbursed or indemnified by the Borrower) the Agents, or Letter of Credit Issuer, as applicable, in proportion to their respective "percentages" as used in determining the Required Lenders, for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by the Agents or Letter of Credit Issuer, as applicable, in performing their respective duties as Agents or Letter of Credit Issuer, as applicable, hereunder or under any other Credit Document, in any way relating to or arising out of this Agreement or any other Credit Document; provided that no Lender shall be liable to the Agents or Letter of Credit Issuer, as applicable, for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agents, or Letter of Credit Issuer, as applicable, gross negligence or willful misconduct or any fees owing under Section 3.01(e).

     Section 11.07. The Agents in Their Individual Capacity. With respect to its obligation to make Loans and issue Letters of Credit under this Agreement, the Agents shall have the rights and powers specified herein for a "Lender" and may exercise the same rights and powers as though it were not performing the duties specified herein; and the term "Lenders," "Required Lenders," "holders of Notes" or any similar terms shall, unless the context clearly otherwise indicates, include the Agents in their individual capacity. The Agents and its affiliates may accept deposits from, lend money to, and generally engaged in any kind of banking, trust, debt, equity or other business with any Credit Party or any Subsidiary or Affiliate of any Credit Party as if they were not performing the duties specified herein, and may accept fees and other consideration from the Borrower for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.

     Section 11.08. Holders. The Agent shall deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent



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holder, transferee, assignee or endorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

     Section 11.09. Resignation or Removal of the Agent. (a) The Agent may resign from the performance of all its functions and duties hereunder and/or under the other Credit Documents at any time by giving 15 Business Days' prior written notice to the Borrower and the Lenders, and the Agent may be removed at any time by written notice of removal from the Required Lenders to the Agent and the Borrower. Such resignation or removal shall take effect upon the appointment of a successor Agent pursuant to clauses (b) and (c) below or as otherwise provided below.

        (b) Upon any such notice of resignation or removal, the Required Lenders shall appoint a successor Agent hereunder or thereunder who shall be a commercial bank or trust company reasonably acceptable to the Borrower.

        (c) If a successor Agent shall not have been so appointed within such 15 Business Day period, the Agent, with the consent of the Borrower, shall (or the Borrower, with the consent of the Required Lenders, may) then appoint a commercial bank or trust company with capital and surplus of not less than $500,000,000 as successor Agent who shall serve as Agent hereunder or thereunder until such time, if any, as the Required Lenders appoint a successor Agent as provided above.

        (d) If no successor Agent has been appointed pursuant to clause (b) or
(c) above by the 20th Business Day after the date such notice of resignation was given by the Agent or the date of removal by the Required Lenders, the Agent's resignation or removal shall become effective and the Lenders shall thereafter perform all the duties of the Agent hereunder and/or under any other Credit Document until such time, if any, as the Required Lenders appoint a successor Agent as provided above.

     Section 11.10. Release of Collateral. As promptly as practicable after the Borrower Stock Release Date, the Agent shall, and shall instruct the Collateral Agent to, take all necessary actions to release the Liens on the Borrower's capital stock created by the Pledge Agreement executed by Holdings.

SECTION 12. MISCELLANEOUS.

     Section 12.01. Payment of Expenses, Etc. The Borrower shall: (i) whether or not the transactions contemplated herein are consummated, pay all reasonable out-of-pocket costs and expenses of the Agent (including, without limitation, the reasonable fees and disbursements of Chapman and Cutler and (to the extent retained in connection with the due diligence investigation



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of and collateral arrangements relating to Real Property of the Borrower and its
Subsidiaries) local counsel, subject to the cap as agreed by the Borrower and the Agent in a certain letter agreement) in connection with the negotiation, preparation, execution and delivery of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein and any amendment, waiver or consent relating hereto or thereto, of the Agent in connection with its syndication efforts with respect to this Agreement and of the Agent and, following an Event of Default, each of the Lenders in connection with the enforcement of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein (including, without limitation, the reasonable fees and disbursements of counsel for the Agent and, following an Event of Default, for each of the Lenders); (ii) pay and hold each of the Lenders harmless from and against any and all present and future stamp, excise and other similar taxes with respect to the foregoing matters and save each of the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Lender) to pay such taxes; and (iii) indemnify the Agent and each Lender, and each of their respective officers, directors, trustees employees, representatives and agents from and hold each of them harmless against any and all liabilities, obligations (including removal or remedial actions), losses, damages, penalties, claims, actions, judgments, suits, costs, expenses and disbursements (including reasonable attorneys' and consultants' fees and disbursements) incurred by, imposed on or assessed against any of them as a result of, or arising out of, or in any way related to, or by reason of,
(a) any investigation, litigation or other proceeding (whether or not the Agent or any Lender is a party thereto) related to the entering into and/or performance of this Agreement or any other Credit Document or the use of any Letter of Credit or the proceeds of any Loans hereunder or the consummation of any transactions contemplated herein or in any other Credit Document or the exercise of any of their rights or remedies provided herein or in the other Credit Documents, or (b) the actual or alleged presence of Hazardous Materials in the air, surface water or groundwater or on the surface or subsurface of any Real Property owned or at any time operated by any Credit Party or any of its Subsidiaries, the generation, storage, transportation, handling or disposal of Hazardous Materials at any location, whether or not owned or operated by any Credit Party or any of its Subsidiaries, the non-compliance of any Real Property with foreign, federal, state and local laws, regulations, and ordinances (including applicable permits thereunder) applicable to any Real Property, or any Environmental Claim asserted against any Credit Party, any of its Subsidiaries or any Real Property owned or at any time operated by any Credit Party or any of its Subsidiaries, including, in each case, without limitation, the reasonable fees and disbursements of counsel and other consultants incurred in connection with any such investigation, litigation or other proceeding (but excluding any losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified). To the extent that the undertaking to indemnify, pay or hold harmless the Agent or any Lender set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the



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Borrower shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law.


     Section 12.02. Right of Setoff. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, each Lender is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Borrower or any of its Subsidiaries or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (matured or unmatured and whatever currencies denominated) and any other Indebtedness at any time held or owing by such Lender (including, without limitation, by branches and agencies of such Lender wherever located) to or for the credit or the account of any Credit Party or any of its Subsidiaries against and on account of the Obligations and liabilities of any Credit Party or any of its Subsidiaries to such Lender under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations purchased by such Lender pursuant to
Section 12.06(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not such Lender shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured. Notwithstanding anything to the contrary contained in this Section 12.02, no Lender shall exercise any such right of set-off without the prior consent of the Agent or the Required Lenders so long as the Obligations shall be secured by any Real Property located in the State of California, it being understood and agreed, however, that this sentence is for the sole benefit of the Lenders and may be amended, modified or waived in any respect by the Required Lenders without the requirement of prior notice to or consent by any Credit Party and does not constitute a waiver of any rights against any Credit Party or against any Collateral.

     Section 12.03. Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, telecopier or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered: if to the Borrower, at the Borrower's address or telecopier number specified opposite its signature below (with a copy to, in the case of a notice of Event of Default, Michael Hopkins, Esq., Howard Darby & Levin, 1330 Avenue of the Americas, New York, New York 10019); if to any other Credit Party, at such Credit Party's address or telecopier number specified opposite in Annex III; if to any Lender, at its address specified or telecopier number opposite its signature below; and if to the Agent, at its Notice Office; or, as to any Borrower or the Agent, at such other address or telecopier number as shall be designated by such party in a written notice to the other parties hereto and, as to each Lender, at such other address or telecopier number as shall be designated by such Lender in a written notice to the Borrower and the Agent. Each such notice or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section and a confirmation of such telecopy



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has been received by the sender, (ii) if given by mail, five (5) days after such communication is deposited in the mail, certified or registered with return receipt requested, addressed as aforesaid or (iii) if given by any other means, when delivered at the addresses specified in this Section, except that notices and communications to the Agent shall not be effective until received by the Agent.

     Section 12.04. Benefit of Agreement, Etc. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, the Borrower may not assign or transfer any of its rights, obligations or interest hereunder or under any other Credit Document without the prior written consent of the Lenders. Any Lender may at any time transfer, assign or grant participations in its rights hereunder, provided such Lender shall remain a "Lender" for all purposes hereunder (and may not transfer or assign all or any portion of its Commitments hereunder except as provided in Section 12.04(b)) and the transferee, assignee or participant, as the case may be, shall not constitute a "Lender" hereunder and, provided, further, that no Lender shall transfer or grant any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend the final scheduled maturity of any Loan, Note or Letter of Credit (unless such Letter of Credit is not extended beyond the Revolving Loan Maturity Date) in which such participant is participating, or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof, or increase the amount of the participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Total Commitment shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without the consent of any participant if the participant's participation is not increased as a result thereof), (ii) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement or (iii) release all or substantially all of the Collateral under all of the Security Documents (except as expressly provided in the Credit Documents) supporting the Loans hereunder in which such participant is participating. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation.

        (b) Notwithstanding the foregoing, any Lender (or any Lender together with one or more other Lenders) may (x) assign all or a portion of its Revolving Credit Commitment (and related outstanding Obligations hereunder) and/or its outstanding Term Loans to its parent company and/or any affiliate of such Lender which is at least 50% owned by such Lender or its



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parent company or to one or more Lenders or to a Related Fund or (y) assign all, or if less than all, a portion equal to at least $5,000,000 (or at least $1,000,000 in the case of any assignment by ABN AMRO prior to March __, 1998) in the aggregate for the assigning Lender or assigning Lenders, of such Revolving Credit Commitments and/or its outstanding Term Loans (and related outstanding Obligations) hereunder to one or more Eligible Transferees, each of which assignees shall become a party to this Agreement as a Lender by execution of an Assignment and Assumption Agreement, provided that (i) at such time Annex I shall be deemed modified to reflect the Commitments (and/or outstanding Term Loans, as the case may be) of such new Lender and of the existing Lenders, (ii) upon surrender of the old Notes, new Notes will be issued, at the Borrower's expense, to such new Lender and to the assigning Lender to the extent it is retaining any Commitments or Loans, such new Notes to be in conformity with the requirements of Section 1.05 (with appropriate modifications) to the extent needed to reflect the revised Commitments (and/or outstanding Term Loans, as the case may be), (iii) the consent of the Agent, Letter of Credit Issuers and, so long as no Event of Default has occurred and is continuing, the consent of the Borrower, shall be required in connection with any such assignment pursuant to clause (y) above (which consents shall not be unreasonably withheld) and (iv) the Agent shall receive at the time of each such assignment, from the assigning or assignee Lender, the payment of a non-refundable assignment fee of $3,500 and, provided, further, that such transfer or assignment will not be effective until recorded by the Agent on the Register pursuant to Section 12.16. To the extent of any assignment pursuant to this Section 12.04(b), the assigning Lender shall be relieved of its obligations hereunder with respect to its assigned Commitments and/or Loans but shall continue to be entitled to the benefit of all indemnities hereunder with respect to matters arising out of the prior involvement of such assignor as a Lender hereunder. At the time of each assignment pursuant to this Section 12.04(b) to a Person which is not already a Lender hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Lender shall provide to the Borrower and the Agent the appropriate Internal Revenue Service Forms (and, if applicable a Section 4.04(b)(ii) Certificate) described in Section 4.04(b). To the extent that an assignment of all or any portion of a Lender's Commitments and related outstanding Obligations pursuant to Section 1.13 or this Section 12.04(b) would, at the time of such assignment, result in increased costs under Section 1.10,
1.11 or 2.06 from those being charged by the respective assigning Lender prior to such assignment, then the Borrower shall not be obligated to pay such increased costs (although the Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective assignment).

        (c) Nothing in this Agreement shall prevent or prohibit any Lender from pledging its Loans and Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank, and any Lender that is a fund that invests in bank loans may, without the consent of the Agent or Borrower, pledge all or any portion of its interest, rights



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and obligations to any trustee or any other representative of holders of obligations owed or securities issued by such investment fund as security for such obligations or securities.

     Section 12.05. No Waiver; Remedies Cumulative. No failure or delay on the part of the Agent or any Lender or any holder of any Note in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between any Credit Party and the Agents or any Lender or any Letter of Credit Issuer or the holder of any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Credit Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Agents or any Lender or any Letter of Credit Issuer or the holder of any Note would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Agents or any Lender or any Letter of Credit Issuer or the holder of any Note to any other to further action in any circumstances without notice or demand.

     Section 12.06. Payments Pro Rata. (a) Except as otherwise provided in this Agreement, the Agent agrees that promptly after its receipt of each payment from or on behalf of any Credit Party in respect of any Obligations hereunder, it shall distribute such payment to the Lenders or the Letter of Credit Issuers, as the case may be, (other than any Lender that has consented in writing to waive its pro rata share of any such payment) pro rata based upon their respective shares, if any, of the Obligations with respect to which such payment was received.

        (b) Each of the Lenders agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise), which is applicable to the payment of the principal of, or interest on, the Loans, Unpaid Drawings, Commitment Fees or Letter of Credit Fees, of a sum which with respect to the related sum or sums received by other Lenders is in a greater proportion than the total of such Obligation then owed and due to such Lender bears to the total of such Obligation then owed and due to all of the Lenders immediately prior to such receipt, then such Lender receiving such excess payment shall purchase for cash without recourse or warranty from the other Lenders an interest in the Obligations of the respective Credit Party to such Lenders in such amount as shall result in a proportional participation by all the Lenders in such amount; provided that if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

     Section 12.07. Calculations; Computations. (a) The financial statements to be furnished to the Lenders pursuant hereto shall be made and prepared in accordance with GAAP consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Borrower to the Lenders); provided that, except as otherwise specifically provided herein, all computations determining compliance with Sections 8.07 through 8.10, shall utilize accounting principles and policies in conformity with those used to prepare the historical financial statements delivered to the Lenders pursuant to Section 6.05(a).

        (b) Except as otherwise provided herein, all computations of interests, Commitment Fees and other Fees hereunder shall be made on the basis of a year of 360 days (or 365 or 366 days, as the case may be, in case of Base Rate Loans based on the Prime Rate) for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest, Commitment Fees or other Fees are payable.

        (c) For purposes of determining compliance with the dollar amounts set forth in Section 8 and determining the Applicable Margin (to the extent based on the Leverage Ratio), the dollar equivalent of any Indebtedness or other obligation incurred in a currency other than Dollars shall be the dollar equivalent thereof as in effect on the last Business Day of the then most recently ended fiscal quarter of the Borrower and such dollar equivalent shall remain in effect until same is recalculated as of the last Business Day of the immediately succeeding fiscal quarter, and with such dollar equivalent to mean, at any time of determination thereof, the amount of Dollars which could be purchased with the amount of currency involved in such computation at the spot exchange rate therefor as published in the New York edition of The Wall Street Journal on the date one Business Day subsequent to the date of any determination of such dollar equivalent, provided that if the New York edition of The Wall Street Journal is not published on such date, reference shall be made to such rate as set forth in most recently published New York edition of The Wall Street Journal, and provided further, that if any time the New York edition of The Wall Street Journal ceases to publish such exchange rates, the Dollar Equivalent shall be the amount of Dollars which could be purchased with the amount of currency involved in such computation at the spot rate therefor as quoted by the Agent at approximately 11:00 a.m. (London time) on the date two Business Days prior to the date of any determination thereof for purchase on such date. Notwithstanding the foregoing, for purposes of determining compliance with
Section 8.04 (vii), the Borrower shall be deemed in compliance with such Section as long as at the time of incurrence of any Indebtedness by Foreign Subsidiaries in a currency other than Dollars, the Dollar equivalent (calculated as provided above) of the sum of (i) such Indebtedness plus (ii) then outstanding Indebtedness of Foreign Subsidiaries shall not exceed the Dollar amount set forth in such Section.

     Section 12.08. Governing Law; Submission to Jurisdiction; Venture; Waiver of Jury Trial. (a) This Agreement and the other Credit Documents and the rights and obligations of the parties hereunder and thereunder shall be construed in accordance with and be governed by the law of the

State of New York. Any legal action or proceeding with respect to this Agreement or any other Credit Document may be brought in the courts of the State of New York or the United States for the Southern District of New York, and, by execution and delivery of this Agreement, each Credit Party hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Credit Party hereby further irrevocably waives any claim that any such courts lack jurisdiction over such Credit Party, and agrees not to plead or claim, in any legal action or proceeding with respect to this Agreement or any other Credit Document brought in any of the aforesaid courts, that any such court lacks jurisdiction over such Credit Party. Each Subsidiary hereby irrevocably designates, appoints and empowers the Borrower, with offices on the date hereof at 250 East Fifth Street, Cincinnati, Ohio 45202 as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such action or proceeding. If for any reason the Borrower shall cease to be available to act as such, each Subsidiary agrees to designate a new designee, appointee and agent in New York City on the terms and for the purposes of this provision satisfactory to the Agent under this Agreement. Each Credit Party further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Credit Party at its address set forth opposite its signature below, such service to become effective 30 days after such mailing. Each Credit Party hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder or under any other Credit Document that service of process was in any way invalid or ineffective. Nothing herein shall affect the right of the Agents under this Agreement, any Lender, any Letter of Credit Issuer or the holder of any Note to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Credit Party in any other jurisdiction.

        (b) Each Credit Party hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Credit Document brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

        (c) The Borrower hereby agrees with each other Credit Party, the Agent and each Lender that the Borrower irrevocably accepts such appointment as agent as set forth in clause (a) of this Section 12.08 and agrees that the Borrower
(i) shall inform the Agent promptly in writing of any change of its address,
(ii) shall notify the Agent of any termination of any of the agency relationships created by clause (a) of this Section 12.08, (iii) shall perform its obligations as such

Agent in accordance with the provisions of clause (a) of this Section 12.08 and
(iv) shall forward promptly to each Subsidiary any legal process received by the Borrower in its capacity as process agent. As process agent, the Borrower agrees to discharge the above-mentioned obligations and will not refuse fulfillment of such obligations under clause (a) of this Section 12.08. In addition, the Borrower agrees that it shall maintain its qualification to do business in the State of New York and shall at all times have a registered agent in New York to receive service of process.

        (d) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

     Section 12.09. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Agent.

     Section 12.10. Effectiveness. This Agreement shall become effective on the date (the "Effective Date") on which each Credit Party, each of the Lenders and the Agent shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to the Agent at its Notice Office or, in the case of the Lenders, shall have given to the Agent telephonic (confirmed in writing), written, telex or facsimile notice (actually received) at such office that the same has been signed and mailed to it. The Agent will give each Borrower and each Lender prompt written notice of the occurrence of the Effective Date.

     Section 12.11. Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

     Section 12.12. Amendment or Waiver; etc. (a) Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Borrower and the Required Lenders, provided that no such change, waiver, discharge or termination shall, without the consent of each Lender (with Obligations being directly affected in the case of following clause
(i)), (i) extend the final scheduled maturity of any Loan or Note, amend, modify or waive any Scheduled Repayment, or extend the stated maturity of any Letter of Credit beyond the applicable Maturity Date, or reduce the rate or extend the time of payment of interest or Fees thereon, or reduce the principal amount thereof (except to the extent repaid in cash), (ii) amend, modify or waive any provision of this Section 12.12, (iii) reduce the percentage specified in the definition of Required Lenders,

(iv) release any Guarantor from its obligations under any Guaranty or release any material portion of Collateral or amend the definition of Borrower Stock Release Date or (v) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement; provided further, that no such change, waiver, discharge or termination shall (u) increase the Commitments of any Lender over the amount thereof then in effect without the consent of such Lender (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the Total Commitment shall not constitute an increase of the Commitment of a Lender and an increase in the available portion of any Commitment of any Lender shall not constitute an increase in the Commitment of such Lender), (v) without the consent of the Swingline Lender or the Letter of Credit Issuers, as the case may be, amend, modify or waive any provision of Section 2 or alter its rights or obligations with respect to Letters of Credit or Swingline Loans, as the case may be, (w) without the consent of the Agent, amend, modify or waive any provision of Section 11 as same applies to the Agent or any other provision as same relates to the rights or obligations of the Agent, (x) without the consent of the Collateral Agent, amend, modify or waive any provision relating to the rights or obligations of the Collateral Agent, (y) without the consent of the Majority Lenders of each Facility which is being allocated a lesser prepayment or commitment reduction, alter the required application of any prepayments, as between the various Facilities pursuant to Section 4.02.01(c), (d), (e), (f) or
(g) (although the Required Lenders may waive, in whole or in part, any such prepayment or commitment reduction so long as the application, as amongst the various Facilities, of any such prepayment or commitment reduction which is still required to be made is not altered), (z) without the consent of the Majority Lenders of the respective Facility, amend the definition of Majority Lenders or amend, modify or waive the order of the application of any payment or prepayment or (aa) without the consent of the Majority Lenders of the B Term Loan Facility and the Majority Lenders of the C Term Loan Facility, amend
Section 4.02.03. If the Borrower requests a waiver of the terms of Section 8.02 and other related provisions of this Agreement in connection with the purchase or other acquisition of any part of the property or assets of any Person, the Agent and the Lenders shall use its best efforts to respond to such request within 21 days of such request.

        (b) If, in connection with any proposed change, waiver, discharge or termination with respect to any of the provisions of this Agreement as contemplated by clauses (i) through (v), inclusive, of the first proviso to
Section 12.12(a), the consent of the Required Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, then the Borrower shall have the right, so long as all non-consenting Lenders whose individual consent is required are treated as described below, to replace each such non-consenting Lender or Lenders with one or more Replacement Lenders pursuant to Section 1.13 so long as at the time of such replacement, each such Replacement Lender consents to the proposed change, waiver, discharge or termination, provided, that in any event the Borrower shall not have the right to

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

replace a Lender solely as a result of the exercise of such Lender's rights (and the withholding of any required consent by such Lender) pursuant to the second proviso to Section 12.12(a).

     Section 12.13. Survival. All indemnities set forth herein including, without limitation, in Sections 1.10, 1.11, 2.06, 4.04, 12.01 and 12.06 shall survive the execution, delivery and termination of this Agreement and the Notes and the making, repayment and assignment of the Loans.

     Section 12.14. Domicile of Loans. Each Lender may transfer and carry its Loans at, to or for the account of any office, Subsidiary or Affiliate of such Lender. Notwithstanding anything to the contrary contained herein, to the extent that a transfer of Loans pursuant to this Section 12.14 would, at the time of such transfer, result in increased costs under Section 1.10, 1.11, 2.06 or 4.04 from those being charged by the respective Lender prior to such transfer, then the Borrower shall not be obligated to pay such increased costs (although the Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective transfer).

     Section 12.15. Confidentiality. (a) Subject to the provisions of clause (b) of this Section 12.15, each Lender agrees that it will use its reasonable efforts not to disclose without the prior consent of the Borrower (other than to its employees, auditors, advisors or counsel or to another Lender if the Lender or such Lender's holding or parent company in its sole discretion determines that any such party should have access to such information, provided such Persons shall be subject to the provisions of this Section 12.15 to the same extent as such Lender) any information with respect to the Borrower or any of its Subsidiaries which is now or in the future furnished pursuant to this Agreement or any other Credit Document and which is designated by the Borrower to the Lenders in writing as confidential (for purposes of this Section, all information and notices provided by the Borrower pursuant to Section 7.01(i) shall hereby be designated as confidential), provided that any Lender may disclose any such information (a) as has become generally available to the public, (b) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such Lender or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States or elsewhere) or their successors or to the National Association of Insurance Commissioners, (c) as may be required or appropriate in response to any summons or subpoena or in connection with any litigation, (d) in order to comply with any law, order, regulation or ruling applicable to such Lender, (e) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about such Lender's investment portfolio in connection with ratings issued with respect to such Lender, (f) to any prospective or actual transferee or participant in connection with any contemplated transfer or participation of any of the Notes, Commitments and/or Loans or any interest therein by such

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

Lender, provided, that such prospective transferee agrees to abide by the provisions contained in this Section and (g) to any direct or indirect contractual counterparty in swap agreements or such contractual counterparty's professional advisor (so long as such contractual counterparty or professional advisor to such contractual counterparty agrees to be bound by the provisions of this Section 12.15).

        (b) The Borrower hereby acknowledges and agrees that each Lender may share with any of its affiliates any information related to any Credit Party or any of its Subsidiaries (including, without limitation, any nonpublic customer information regarding the creditworthiness of the Borrower and its Subsidiaries, provided such Persons shall be subject to the provisions of this Section 12.15 to the same extent as such Lender).

     Section 12.16. Register. The Borrower hereby designates the Agent to serve as the Borrower's agent, solely for purposes of this Section 12.16, to maintain a register (the "Register") on which it will record the names and addresses of the Lenders and the Commitments from time to time of each of the Lenders, the Loans made by each of the Lenders and each repayment in respect of the principal amount of the Loans of each Lender. Failure to make any such recordation, or any error in such recordation shall not affect the Borrower's obligations in respect of such Loans. With respect to any Lender, the transfer of the Commitment of such Lender and the rights to the principal of, and interest on, any Loan made pursuant to such Commitment shall not be effective until such transfer is recorded on the Register maintained by the Agent with respect to ownership of such Commitment and Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitment and Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Commitments and Loans shall be recorded by the Agent on the Register only upon the acceptance by the Agent of a properly executed and delivered Assignment and Assumption Agreement pursuant to Section 12.04(b). Coincident with the delivery of such an Assignment and Assumption Agreement to the Agent for acceptance and registration of assignment or transfer of all or part of a Loan, or as soon thereafter as practicable, the assigning or transferor Lender shall surrender the Note evidencing such Loan, and thereupon one or more new Notes in the same aggregate principal amount shall be issued to the assigning or transferor Lender and/or the new Lender. The Borrower agrees to indemnify the Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Agent in performing its duties under this Section 12.16.

     Section 12.17. Judgment Currency. (a) The Borrower's obligation hereunder and under the other Credit Documents to make payments in Dollars (the "Obligation Currency") shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Agent or the respective Lender of the full amount of the Obligation Currency expressed to be payable to the Agent or such Lender under this Agreement or the other Credit Documents. If for the purpose of obtaining or enforcing judgment against the Borrower in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the "Judgment Currency") an amount due in the Obligation Currency, the conversion shall be made, at the rate of exchange (as quoted by the Agent or if the Agent does not quote a rate of exchange on such currency, by a known dealer in such currency designated by the Agent) determined, in each case, as of the day immediately preceding the day on which the judgment is given (such Business Day being hereinafter referred to as the "Judgment Currency Conversion Date").

        (b) If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, the Borrower covenants and agrees to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount) as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate or exchange prevailing on the Judgment Currency Conversion Date.

        (c) For purposes of determining any rate of exchange for this Section 12.17, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency.

     Section 12.18. Integration. This Agreement and the other Credit Documents represent the entire agreement of the Credit Parties, the Agents and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any Credit Party, any Agent or any Lender relative to subject matter hereof or thereof not expressly set forth or referred to herein or in the other Credit Documents.

        IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

                                               E-P ACQUISITION, INC.



                                               By /s/ JOEL P. WYLER
                                                 -------------------------------
                                                   Name:   Joel P. Wyler
                                                        ------------------------
                                                   Title:  President
                                                        ------------------------

Address:

Suite 500
-------------------------
250 E. Fifth Street
-------------------------
Cincinnati, Ohio 45202
-------------------------


Attention:     President
               ---------------------
Telephone:     513-721-7010
               ---------------------
Telecopy:      513-721-2431
               ---------------------

       IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

                                         E-P ACQUISITION, INC.


                                         By  /s/  Joel P. Wyler
                                            --------------------------
                                            Name: Joel P. Wyler
                                            Title: President
Address:   Suite 500
           250 E. Fifth Street
           Cincinnati, Ohio 45202

Attention: President
Telephone: 513-721-7010
Telecopy:  513-721-2431

                                         ABN AMRO BANK N.V., individually and as
                                            Agent


                                         By  /s/  Gregory D. Amoroso
                                            --------------------------
                                            Name: Gregory D. Amoroso
                                            Title: Group Vice President

                                         By  /s/  Paul Widuch
                                            --------------------------
                                            Name: Paul Widuch
                                            Title: Group Vice President
Address:   1325 Avenue of the Americas
           9th Floor
           New York, NY 10019

Attention: Agency Services
Telephone: (212) 314-1705
Telecopy:  (212) 314-1709

                                         PNC BANK, NATIONAL ASSOCIATION


                                         By  /s/  Bruce A. Kintner
                                            --------------------------
                                            Name: Bruce A. Kintner
                                            Title: Vice President

Address:   201-East Fifth Street
           3rd Floor
           Cincinnati, OH 45202

Attention: Sandy Wilson
Telephone: (513) 651 -8984
Telecopy:  (513) 651 -8951

                                         DLJ CAPITAL FUNDING, INC.

                                         By  /s/  Stephen P. Hickey
                                            --------------------------
                                            Name: Stephen P. Hickey
                                            Title: Managing Director
Address:   Newport Tower
           525 Washington Blvd.
           Jersey City, NJ 07310

Attention: Ed Vowinkel
Telephone: (201) 610-1971
Telecopy:  (201) 610-1965

                                        THE BANK OF NOVA SCOCIA


                                        By  /s/  F.C.H. Ashby
                                           ---------------------------
                                           Name: F.C.H. Ashby
                                           Title: Senior Manager Loan Operations

Address:   600 Peachtree Street
           Suite 2700
           Atlanta, GA 30308

Attention: Shannon Dancila
Telephone: 404-888-1540
Telecopy:  (404) 888-8998

                                         BANK OF TOKYO - MITSUBISHI TRUST
                                            COMPANY


                                         By  /s/  David C. McLaughlin
                                            --------------------------
                                            Name: David C. McLaughlin
                                            Title: Vice President


Address:   1251 Avenue of the Americas
           New York, NY 10020-1104

Attention: David McLaughlin, Vice President
Telephone: (212) 782-4331
Telecopy:  (212) 782-4981

                                         BANK ONE, NA


                                         By  /s/  Michael T. Vea
                                            --------------------------
                                            Name: Michael T. Vea
                                            Title: President
Address:    500 Throckmorton
            Fort Worth, TX

Attention:  Margie Bryant
Telephone:  (817) 884-4187
Telecopy:   (817) 884-4651

                                         COMERICA BANK

                                         By /s/  Nicholas G. Mester
                                           ---------------------------
                                           Name: Nicholas G. Mester
                                           Title: Account Representative


Address:   Mail Code 3265
           500 Woodward Avenue
           Detroit, MI 48226

Attention: Nick Mester
Telephone: (313) 222-9168
Telecopy:  (313) 222-3776

                                         CREDIT AGRICOLE INDOSUEZ


                                         By  /s/  W. Leroy Startz
                                            -------------------------
                                            Name: W. Leroy Startz
                                            Title: First Vice President


                                         By  /s/  David Bouhl
                                            -------------------------
                                            Name: David Bouhl, EVP
                                            Title: Head of Corporate Banking
                                                   Chicago


Address:   55 E. Monroe Street
           Suite 4700
           Chicago, IL 60603



Attention: Jerome Leblond
Telephone: (312) 917-7569
Telecopy:  (312) 372-3724

                                         CREDITANSTALT CORPORATE FINANCE, INC.



                                         By  /s/  Richard P. Buckanavage
                                            ----------------------------
                                            Name: Richard P. Buckanavage
                                            Title: Vice President




                                         By  /s/  Maura K. Connor
                                            --------------------------
                                            Name: Maura K. Connor
                                            Title: Senior Associate

Address:   2 Greenwich Plaza
           Greenwich, CT 06830

Attention: Jennifer Poccia
Telephone: (203) 861 -6423
Telecopy:  (203) 861 -6594

Attention: Karen Marcella
Telephone: (203) 861 -6421
Telecopy:  (203) 861 -6594

                                         NBD BANK, N.A.


                                         By  /s/  Scott A. Dvornik
                                            --------------------------
                                            Name: Scott A. Dvornik
                                            Title: Vice President


Address:   1 Indiana Square
           Suite 7031
           Indianapolis, IN 46266

Attention: Nina Windell
Telephone: (317) 266-7736
Telecopy:  (317) 266-4163

                                         PROVIDENT BANK


                                         By  /s/  Richard E. Wirthlin
                                            --------------------------
                                            Name: Richard E. Wirthlin
                                            Title: Vice President

Address:   One East 4th Street
           5th Floor
           Cincinnati, OH 45202

Attention: Richard E. Wirthlin
Telephone: (513) 579-2022
Telecopy:  (513) 579-2201

                                       ARAB BANKING CORPORATION (B.S.C.)




                                       By      /s/  Sheldon Tilney
                                          --------------------------------------
                                          Name:   Sheldon Tilney
                                          Title:  Deputy General manager


Address:   277 Park Avenue
           32nd Floor
           New York, NY 10172-3299


Attention: Louise Bilbro
Telephone: (212) 583-4758
Telecopy:  (212) 583-0932/0921

                                       THE BANK OF NEW YORK



                                       By    Edward J. Dougherty
                                           -------------------------------
                                           Name:  Edward J. Dougherty III
                                           Title: Vice President
                                                  U.S. Commercial Banking

 Address:    One Wall Street
             22nd Floor
             New York, NY 10286

 Attention:  Edward J. Dougherty
 Telephone:  (212) 635-7842
 Telecopy:   (212) 635-6434

                                       COMPAGNIE FINANCIERE de CIC et de
                                         1'UNION EUROPEENNE




                                       By   /s/ Anthony Rock
                                         -----------------------------------
                                         Name: Anthony Rock
                                         Title: Vice President


                                       By  /s/  Brian O'Leary
                                         -----------------------------------
                                         Name: Brian O'Leary
                                         Title: Vice President

 Address:   520 Madison Avenue
            37th Floor
            New York, NY 10022

 Attention: Anthony Rock
 Telephone: (212) 715-4666
 Telecopy:  (212) 715-4535

                                       FIFTH THIRD BANK


                                       By  /s/ Kevin CM. Jones
                                         -----------------------------------
                                         Name:   Kevin CM. Jones
                                         Title:  Assistant Vice President


 Address:   38 Fountain Square Plaza
            MD# 109054
            Cincinnati, OH 45263

 Attention: Kevin CM. Jones, Assistant Vice President
 Telephone: (513) 744-8662
 Telecopy:  (513) 579-5226

                                       HARRIS TRUST AND SAVINGS BANK



                                       By   /s/ W.A. McDonnell
                                          --------------------------------
                                          Name:  W.A. McDonnell
                                          Title: Vice President
                                                 (312) 461-5244

 Address:   111 West Monroe Street
            Chicago, IL 60603

 Attention: Jennifer Miles-Muller
 Telephone: (312) 461-1516
 Telecopy:  (312) 293-5041

                                       IMPERIAL BANK


                                       By   /s/  John F. Farrace
                                         --------------------------------
                                         Name:   John F. Farrace
                                         Title:  Vice President


 Address:   9920 South La Cienega Blvd.
            14th Floor
            Inglewood, CA 90301

 Attention: Judy Varner
 Telephone: (310) 417-5721
 Telecopy:  (310) 417-5997

                                       THE MITSUBISHI TRUST AND BANKING
                                         CORPORATION



                                       By   /s/ Beatrice E. Kossodo
                                         -------------------------------
                                         Name: Beatrice E. Kossodo
                                         Title: Senior Vice President

 Address:    520 Madison Avenue
             26th Floor
             New York, NY 10022

 Attention:  Mildred Chiu
 Telephone:  (212) 891-8256
 Telecopy:   (212) 755-2349 or 486-0970

                                       STAR BANK, NATIONAL ASSOCIATION




                                       By   /s/  William J. Goodwin
                                         -------------------------------
                                         Name:   William J. Goodwin
                                         Title:  Senior Vice President


 Address:   425 Walnut Street, 8th Floor
            Mail Location 9150
            Cincinnati, OH 45201-1038

 Attention: Cathy Siegel
 Telephone: (513) 632-4032
 Telecopy:  (513) 632-2965

                                       THE SUMITOMO BANK, LIMITED, CHICAGO
                                         BRANCH




                                       By  /s/ Ken-Ichiro Kobayashi
                                         --------------------------------------
                                         Name:   Ken-Ichiro Kobayashi
                                         Title:  Joint General Manager

 Address:    233 S. Wacker Drive
             Suite 4800
             Chicago, IL 60606-6448

 Attention:  Gary Rabishaw
 Telephone:  (312) 879-7697
 Telecopy:   (312) 876-6436

                                       MASSACHUSETTS MUTUAL LIFE INSURANCE CO.



                                       By /s/  John B. Wheeler
                                         ------------------------------
                                         Name:  John B. Wheeler
                                         Title: Manager Director


 Address:     1295 State Street
              Springfield, MA 01111

 Attention:   Laura Hamel
 Telephone:   (413) 744-3978
 Telecopy:    (413) 744-7922

                                       MASSMUTUAL HIGH YIELD PARTNERS LLC

                                       By: HYP Management, Inc. as Managing
                                          Member

                                       By /s/ Michael P. Hermsen
                                          ----------------------------------
                                          Name:  Michael P. Hermsen
                                          Title: Vice President

Address:   1295 State Street
           Springfield, MA 01111

Attention: Laura Hamel
Telephone: (413) 744-3978
Telecopy:  (413)744-7922

                                      VAN KAMPEN AMERICAN CAPITAL PRIME
                                        RATE INCOME TRUST

                                      By /s/ Jeffrey W. Maillet
                                         ----------------------------------
                                         Name:  Jeffrey W. Maillet
                                         Title: Senior Vice President & Director


Address:    1 Parkview Plaza
            Oakbrook Terrace, IL 60181

Attention:  Brian Murphy
Telephone:  (630) 684-6479
Telecopy:   (630) 684-6740/6741

Address:    State Street Bank & Trust
            P.O. Box 778
            Boston, MA 02102

Attention:  Sean Emerson
Telephone:  (617) 664-5481
Telecopy:   (617) 664-5366/5367

                                      KZH-CRESCENT-2 CORPORATION

                                      By /s/ Virginia Conway
                                         ----------------------------------
                                         Name:  Virginia Conway
                                         Title: Authorized Agent


Address:   KZH-Crescent-2 Corporation
           c/o The Chase Manhattan Bank
           450 West 33rd Street - 15th Floor
           New York, New York 10001

Attention: Virginia Conway
Telephone: (212) 946-7575
Telecopy:  (212) 946-7776

                                      PRIME INCOME TRUST

                                      By /s/ Rajesh K. Gupta
                                         ----------------------------------
                                         Name:  Rajesh K. Gupta
                                         Title: Senior Vice President


Address:   c/o Dean Witter Intercapital, Inc.
           72nd Floor
           Two World Trade Center
           New York, NY 10048

Attention: April Chrysostomas
Telephone: (212) 392-5709
Telecopy:  (212) 392-5345

                                          ARCHIMEDES FUNDING, L.L.C.

                                          By: ING CAPITAL ADVISORS, INC.
                                          as Collateral Manager


                                          By:       /S/ MICHAEL D. HATLEY
                                            ____________________________________
                                            Name: Michael D. Hatley
                                            Title: Vice President & Portfolio
                                                    Manager

Address:  c/o ING Capital Advisors, Inc.
          333 S. Grande Ave., Suite #4250
          Los Angeles, CA 90071

Attention: Lenore Crummey-Benoit
Telephone: (213) 346-3976
Telecopy:  (213) 626-6552

                                          KZH-ING-2 CORPORATION


                                          By         /S/ ANDREW J. TAYLOR
                                            ____________________________________
                                            Name: Andrew J. Taylor
                                            Title: Authorized Agent

Address:  KZH-ING-2 Corporation
          c/o The Chase Manhattan Bank
          450 West 33rd Street -- 15th Floor
          New York, New York 10001

Attention: Virginia Conway
Telephone: (212) 946-7575
Telecopy:  (212) 946-7776

                                         OCTAGON CREDIT INVESTORS LOAN PORTFOLIO
                                         (A UNIT OF THE CHASE MANHATTAN BANK)



                                         By:        /S/ JAMES P. FERGUSON
                                            ____________________________________
                                                        James P. Ferguson
                                                        Managing Director




                                          Address:
                                          380 Madison Avenue-12th Fl.
                                          New York, NY 10017
                                          Phone: 212/622-3070
                                          Fax: 212/622-3797

                                          DELANO COMPANY



                                          By PACIFIC INVESTMENT MANAGEMENT
                                             COMPANY, as its Investment Advisor.




                                          By         /S/ RAYMOND KENNEDY
                                            ____________________________________
                                            Name: Raymond Kennedy
                                            Title: Vice President

Address:  Delano Company
          c/o Pacific Investment Management Co.
          840 Newport Center Drive
          Newport Beach, CA 92658

Attention: Jason R. Rosiak
Telephone: (714) 640-3407
Telecopy:  (714) 720-8586

                                          ROYALTON COMPANY


                                          By PACIFIC INVESTMENT MANAGEMENT
                                             COMPANY, as its Investment Advisor.




                                          By         /S/ RAYMOND KENNEDY
                                              __________________________________
                                              Name: Raymond Kennedy
                                              Title: Vice President

Address:  Royalton Company
          c/o Pacific Investment Management Co.
          840 Newport Center Drive
          Newport Beach, CA 92658

Attention: Jason R. Rosiak
Telephone: (714) 640-3407
Telecopy:  (714) 720-8586

                                          ALLSTATE INSURANCE COMPANY



                                          BY       /S/ PATRICIA W. WILSON
                                            ____________________________________
                                            Name: Patricia W. Wilson
                                            Title: Authorized Signatories




                                          By       /S/ DANIEL C. LEIMBACH
                                            ____________________________________
                                            Name: Daniel C. Leimbach
                                            Title: Authorized Signatories

Address:  3075 Sanders Road
          Suite G4A
          Northbrook, IL 60062-7127

Attention:  Mary Counley
Telephone: (847) 402-7048
Telecopy:  (847) 326-5040